SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Fidelity Advisor Series I, Fidelity Advisor VII, Fidelity Advisor VIII, Fidelity Capital Trust, Fidelity Commonwealth Trust, Fidelity Commonwealth Trust II, Fidelity Concord Street Trust, Fidelity Contrafund, Fidelity Covington Trust, Fidelity Destiny Portfolios, Fidelity Devonshire Trust, Fidelity Financial Trust, Fidelity Hastings Street Trust, Fidelity Investment Trust, Fidelity Magellan Fund, Fidelity Mt. Vernon Street Trust, Fidelity Puritan Trust, Fidelity Securities Trust, Fidelity Select Portfolios, Fidelity Summer Street Trust, and Fidelity Trend Fund

(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be held on June 9, 2020

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxy-direct.com/fidelity

FIDELITY ADVISOR SERIES I

FIDELITY ADVISOR SERIES VII

FIDELITY ADVISOR SERIES VIII

FIDELITY CAPITAL TRUST

FIDELITY COMMONWEALTH TRUST

FIDELITY COMMONWEALTH TRUST II

FIDELITY CONCORD STREET TRUST

FIDELITY CONTRAFUND

FIDELITY COVINGTON TRUST

FIDELITY DESTINY PORTFOLIOS

FIDELITY DEVONSHIRE TRUST

FIDELITY FINANCIAL TRUST

FIDELITY HASTINGS STREET TRUST

FIDELITY INVESTMENT TRUST

FIDELITY MAGELLAN FUND

FIDELITY MT. VERNON STREET TRUST

FIDELITY PURITAN TRUST

FIDELITY SECURITIES FUND

FIDELITY SELECT PORTFOLIOS

FIDELITY SUMMER STREET TRUST

FIDELITY TREND FUND

245 Summer Street, Boston, Massachusetts 02210

1-800-544-8544 (Retail funds and/or classes)

1-800-FIDELITY (Fidelity ETFs)

1-800-596-3222 (Advisor classes)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above trusts:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trusts (the trusts) will be held at an office of the trusts, 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston’s South Station) on June 9, 2020, at 8 a.m. Eastern Time (ET). Appendix A contains a list of the funds in the trusts (the funds).

The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect a Board of Trustees.

2.	For certain funds, to convert a fundamental investment policy to a non-fundamental investment policy.

3.	For Fidelity® Advisor Semiconductors Fund, to modify a fundamental investment policy.

4.	For Fidelity® Advisor Semiconductors Fund, to modify the fund’s fundamental concentration policy.

5.

For certain funds, a shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.

6.

For each of Fidelity® Overseas Fund and Fidelity® Telecom and Utilities Fund, a shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.

The Board of Trustees has fixed the close of business on April 13, 2020, as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
CYNTHIA LO BESSETTE
Secretary

April 13, 2020

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
		u/t/d 12/28/78
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card or notice handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card or notice.

3.	Enter the number found in either the box on the front of your proxy card or on the proposal page(s) of your notice.

4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

FIDELITY ADVISOR SERIES I

FIDELITY ADVISOR SERIES VII

FIDELITY ADVISOR SERIES VIII

FIDELITY CAPITAL TRUST

FIDELITY COMMONWEALTH TRUST

FIDELITY COMMONWEALTH TRUST II

FIDELITY CONCORD STREET TRUST

FIDELITY CONTRAFUND

FIDELITY COVINGTON TRUST

FIDELITY DESTINY PORTFOLIOS

FIDELITY DEVONSHIRE TRUST

FIDELITY FINANCIAL TRUST

FIDELITY HASTINGS STREET TRUST

FIDELITY INVESTMENT TRUST

FIDELITY MAGELLAN FUND

FIDELITY MT. VERNON STREET TRUST

FIDELITY PURITAN TRUST

FIDELITY SECURITIES FUND

FIDELITY SELECT PORTFOLIOS

FIDELITY SUMMER STREET TRUST

FIDELITY TREND FUND

TO BE HELD ON JUNE 9, 2020

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named trusts (the trusts) to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on June 9, 2020 at 8 a.m. ET at 245 Summer Street, Boston, Massachusetts 02210, an office of the trusts. Appendix  A contains a list of the funds in each trust (the funds).

The following table summarizes the proposals applicable to each fund:

Proposal#	Proposal Description	Applicable Fund	Page
1.	To elect a Board of Trustees.	All funds. See Appendix A for a list of funds in each trust.	3
2.	To convert a fundamental investment policy to a non-fundamental investment policy.	Funds listed in Appendix B.	6
3.	To modify a fundamental investment policy.	Fidelity Advisor Semiconductors Fund.	7
4.	To modify the fund’s fundamental concentration policy.	Fidelity Advisor Semiconductors Fund.	8
5.	A shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.	Fidelity 500 Index Fund, Fidelity Balanced Fund, Fidelity Blue Chip Growth Fund, Fidelity Capital & Income Fund, Fidelity Capital Appreciation Fund, Fidelity Contrafund, Fidelity Convertible Securities Fund, Fidelity Diversified International Fund, Fidelity Dividend Growth Fund, Fidelity Equity Dividend Income Fund, Fidelity Equity-Income Fund, Fidelity Export and Multinational Fund, Fidelity Growth & Income Portfolio, Fidelity Growth Company Fund, Fidelity Independence Fund, Fidelity International Discovery Fund, Fidelity International Index Fund, Fidelity Leveraged Company Stock Fund and Fidelity Low-Priced Stock Fund	8
6.	A shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.	Fidelity® Overseas Fund and Fidelity® Telecom and Utilities Fund	10

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about April 13, 2020. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trusts. In addition, Computershare Limited (Computershare) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds in the trusts. The funds may also arrange to have votes recorded by telephone. Computershare may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix C.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted at the Meeting.

Unless otherwise indicated in Appendix A, (i) the expenses in connection with preparing this Proxy Statement, its enclosures, and all solicitations and (ii) the expenses associated with reimbursing brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares, will be borne by each fund.

For a fund whose management contract with Fidelity Management & Research Company LLC (FMR) obligates FMR to pay certain fund level expenses, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

Appendix A lists each fund’s auditor and fiscal year end. The principal business address of FMR, each fund’s investment adviser, is 245 Summer Street, Boston, Massachusetts 02210. Each fund’s sub-adviser(s) and each sub-adviser’s principal business address are included in Appendix D. The principal business address of Fidelity Distributors Company LLC, each fund’s principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by a trust, by the execution of a later-dated proxy, by a trust’s receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR Proposals 1, 2, 3, and 4 and AGAINST Proposals 5 and 6. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

With respect to Proposal 1, one-third of each trust’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. With respect to Proposals 2, 3, 4, 5, and 6, one-third of the impacted fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. However, if sufficient votes to achieve quorum on Proposals 5 and 6 have not been received, the persons named as proxy agents may vote in favor of a proposed adjournment with respect to those items. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund and class, if applicable, issued and outstanding as of April 13, 2020 are indicated in Appendix E.

Information regarding record and/or beneficial ownership of each fund and class, as applicable, is included in Appendix F.

Certain shares are registered to FMR or an FMR affiliate. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR Proposals 1, 2, 3, and 4 and AGAINST Proposals 5 and 6. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted. Certain funds and accounts that are managed by FMR or its affiliates (including funds of funds) invest in other funds and may at times have substantial investments in one or more funds. Although these funds generally intend to vote their shares of underlying funds using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund), they reserve the right, on a case-by-case basis, to vote in another manner, which may include voting all shares as recommended by the Board.

Shareholders of record at the close of business on April 13, 2020 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

We intend to hold the Meeting in person. However, we are actively monitoring the coronavirus (COVID-19); we are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable for shareholders to attend the Meeting in person, we will announce alternative arrangements for the Meeting as promptly as practicable, which may include holding the Meeting by means of remote communication. Please monitor the website at www.proxy-direct.com/fidelity for updated information. If you are planning to attend the Meeting, please check the website one week prior to the Meeting date. As always, we encourage you to vote your shares prior to the Meeting.

For a free copy of each fund’s annual and/or semiannual reports, call Fidelity at 1-800-544-8544 (other than for Advisor classes), 1-800-FIDELITY (Fidelity ETFs), or 1-800-596-3222 (Advisor classes only), visit Fidelity’s web sites at www.fidelity.com or institutional.fidelity.com, or write to Fidelity Distributors Company LLC at 100 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the applicable trust voted in person or by proxy at the Meeting. Approval of Proposals 2, 3, and 4 requires the affirmative vote of a “majority of the outstanding voting securities” of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Approval of Proposals 5 and 6 requires the affirmative vote of a majority of the shares of the appropriate fund voted in person or by proxy at the Meeting. With respect to Proposals 2, 3, 4, 5, and 6 votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the Proposals. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect.

PROPOSAL 1

TO ELECT A BOARD OF TRUSTEES

The purpose of this proposal is to elect a Board of Trustees of each trust. Pursuant to the provisions of the Trust Instrument of each trust, the Trustees have determined that the number of Trustees shall be fixed at 14. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy.

Appendix G shows the composition of the Board of Trustees of each trust and the length of service of each Trustee and member of the Advisory Board. Except for Bettina Doulton and Robert A. Lawrence, all nominees named below are currently Trustees or Advisory Board Members of the trusts and have served in that capacity continuously since originally elected or appointed. Certain nominees were previously elected by shareholders to serve as Trustees of certain trusts, while other nominees were initially appointed by the Trustees and have not yet been elected by shareholders of all trusts. With respect to the nominees not previously elected by shareholders of one or more trusts, the trusts’ Governance and Nominating Committee identified Messrs. Donahue, Smith, and Wiley as candidates; a third-party search firm retained by the Independent Trustees identified Vicki L. Fuller, Patricia L. Kampling, and Susan Tomasky as candidates; and an executive officer of FMR identified Ms. Doulton and Mr. Lawrence as candidates. The Governance and Nominating Committee has recommended all Independent Trustee candidates.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected. A nominee shall be elected immediately upon shareholder approval, except that for Fidelity Advisor Series VIII, Fidelity Concord Street Trust, Fidelity Investment Trust, Fidelity Puritan Trust and Fidelity Securities Fund, the election of Ms. Doulton will be effective on or before January 1, 2021. For each such trust, the election of the nominees (excluding Ms. Doulton) will result in a board comprised of 14 Trustees, the maximum number permitted under the trust’s organizational documents. Accordingly, Ms. Doulton’s election will be effective once there is a vacancy on the board, which is currently expected to be January 1, 2021.

Except for Messrs. Lawrence and Wiley and Mses. Doulton, Fuller, Kampling, and Tomasky, each of the nominees currently oversees 302 Fidelity funds. Mr. Wiley currently oversees 199 Fidelity funds. If elected, each nominee will oversee 302 Fidelity funds upon effectiveness of their election with respect to all trusts.

James C. Curvey also currently serves as Trustee of each trust and Jonathan Chiel currently serves as trustee of Fidelity Advisor Series VIII, Fidelity Concord Street Trust, Fidelity Investment Trust, Fidelity Puritan Trust, and Fidelity Securities Fund. Mr. Chiel is not nominated for election by shareholders but will continue to serve as a Trustee of such trusts following the election. Mr. Chiel currently oversees 173 Fidelity funds. Mr. Curvey recently announced his retirement from the Board and, as a result, is not standing for reelection.

The nominees you are being asked to elect as Trustees of the funds are as follows:

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Mr. Lawrence currently serves as Chairman of the Board of Trustees of the Strategic Advisers Funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

*	Determined to be an “Interested Nominee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.
+

The information includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-Present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005) and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of the Board of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present) and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

+

The information includes the nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

[As of [    ], the Trustees and nominees for election as Trustee and the officers of the trusts and each fund owned, in the aggregate, less than 1% of each fund’s outstanding shares.]

[During the period May 1, 2018 through February 29, 2020, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.]

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

Appendix H sets forth the number of Board meetings held during each fund’s last fiscal year.

For more information about the current Trustees who are not nominees in this Proxy Statement, refer to the section entitled “Trustees, Advisory Board Members, and Officers of the Funds.” For information about the funds’ Board structure and risk oversight function, and current standing committees of the funds’ Trustees, refer to the section entitled “Board Structure and Oversight Function and Standing Committees of the Funds’ Trustees.”

The dollar range of equity securities beneficially owned as of [    ] by each nominee and Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee or Trustees is included in Appendix I.

Trustee compensation information for each fund covered by this Proxy Statement is included in Appendix J.

The Board of Trustees recommends that shareholders vote FOR Proposal 1.

PROPOSAL 2

TO CONVERT A FUNDAMENTAL INVESTMENT POLICY TO A NON-FUNDAMENTAL INVESTMENT POLICY

Each fund listed in Appendix B

The investment policy for each fund set forth in Appendix K (Policy) is “fundamental,” meaning that it may only be changed by a vote of shareholders of the fund. Each such Policy sets forth the fund’s investment objective and, in certain cases, related policy language. The Board of Trustees recommends that shareholders approve the proposal to make each Policy non-fundamental.

Because each fund’s Policy can only be changed with shareholder approval, it can be difficult, expensive and time consuming for a fund to revise its Policy in response to changes in the market. If approved, this change will allow the Board of Trustees to change each fund’s Policy without the delay and expense of a shareholder vote. If in the future, if the Board of Trustees approves a change to a fund’s Policy, shareholders would receive notice of such change and the fund’s prospectus would be updated accordingly. If this proposal is approved, shareholders will not have the right to vote on any future change to a fund’s Policy. Converting each Policy to non-fundamental would bring the funds in line with industry practice as well as with the practices of certain other Fidelity funds and could potentially avoid entirely, or reduce, future proxy costs and provide greater flexibility for evolution over time. There is no present intention to change the way in which any fund is currently managed if the proposal is approved.

In connection with this proposal, the Board of Trustees also recommends that shareholders approve changes to the Policy for each of Fidelity 500 Index Fund, Fidelity Flex 500 Index Fund, and Fidelity Magellan Fund in order to remove non-standard and unnecessary language, as set forth in the chart below (~~strikethrough language~~ is to be deleted). These proposed changes are a streamlining measure and are not presently intended to affect how each fund is managed. For all other funds, the existing Policy as it appears in Appendix K would become a non-fundamental policy for the fund without the need for further revision.

Fidelity 500 Index Fund

Fidelity 500 Index Fund seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States.

~~The S&P 500 Index broadly represents the performance of common stocks publicly traded in the United States. In the future, the Adviser may, subject to shareholders’ approval and 30 days’ notice, select another index if that index is deemed more representative of the performance of U.S. common stocks.~~

Fidelity Flex 500 Index Fund

Fidelity Flex 500 Index Fund seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States.

~~The S&P 500 Index broadly represents the performance of common stocks publicly traded in the United States. In the future, the Adviser may, subject to shareholders’ approval and 30 days’ notice, select another index if that index is deemed more representative of the performance of U.S. common stocks.~~

Fidelity Magellan Fund	Fidelity Magellan Fund seeks capital appreciation ~~through investments in securities of domestic, foreign, and multinational issuers. The fund normally invests primarily in common stock and securities convertible into common stock, but may also invest in other types of securities in seeking its objective. No more than 40% of the fund’s assets may be invested in companies operating exclusively in any one foreign country. No emphasis is placed on dividend income except when the Adviser believes this income will have a favorable influence on the market value of the security~~.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. If the conversion of the Policy from fundamental to non-fundamental is approved by a fund’s shareholders, the change (including the additional changes described above for Fidelity 500 Index Fund, Fidelity Flex 500 Index Fund, and Fidelity Magellan Fund) will take effect in conjunction with the fund’s next annual prospectus revision. If Proposal 2 is not approved by a fund’s shareholders, the Policy will remain a fundamental policy for that fund.

PROPOSAL 3

TO MODIFY A FUNDAMENTAL INVESTMENT POLICY

Fidelity Advisor Semiconductors Fund

The purpose of this proposal is to modify Fidelity Advisor Semiconductors Fund’s fundamental investment policy to reflect that it invests primarily in securities of companies engaged in the semiconductors industries, rather than companies engaged in the electronics industries more broadly. The changes to the fundamental investment policy will not affect how the fund is managed.

Fidelity Advisor Semiconductors Fund has a fundamental policy of investing primarily in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors. Because this “invest primarily” policy is fundamental, it can only be changed by a vote of the fund’s shareholders.

The fund also has a narrower policy of investing primarily in companies engaged in the design, manufacture, or sale of semiconductors and semiconductor equipment. The policy is a non-fundamental policy that can be changed without a vote of the fund’s shareholders. The fund has a policy to invest at least 80% of its assets in securities of companies principally engaged in these activities. The fund’s 80% policy can be changed without a vote only upon 60 days’ prior notice to shareholders of the fund.

The narrower policy is consistent with the fund’s name, which was changed from Fidelity Advisor Electronics Fund to Fidelity Advisor Semiconductors Fund in October 2016 to better communicate the fund’s long-term investment focus and positioning in the marketplace. The electronics industry has evolved dramatically over the past few decades and the term “electronics” is a broad term that could apply to many companies in many different industries. In contrast, the term “semiconductors” more fully describes the fund’s investment focus on companies engaged in the design, manufacture or sale of semiconductors and related products and of semiconductor equipment.

The Board of Trustees recommends that shareholders approve a modification to the fund’s fundamental “invest primarily” policy to reflect the more narrow investment focus of the fund, as set forth in the chart below (bold language is to be added and ~~strikethrough language~~ is to be deleted). If the modification is approved, the fund’s fundamental “invest primarily” policy will match its current non-fundamental investment policy. As a result, the non-fundamental investment policy would no longer be necessary and would be removed.

Fidelity Advisor Semiconductors Fund	The fund has a policy of investing primarily in companies engaged in the design, manufacture, or sale of semiconductors and semiconductor equipment ~~electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors~~.

Conclusion. The Board of Trustees has concluded that the proposal will benefit Fidelity Advisor Semiconductors Fund and its shareholders. The Trustees recommend voting FOR the proposal. If the modification of the fundamental “invest primarily” policy is approved by shareholders, the change (including the removal of the non-fundamental policy described above) will take effect in conjunction with the fund’s next annual prospectus revision. If Proposal 3 is not approved by the fund’s shareholders, the fundamental “invest primarily” policy will remain unchanged, and the fund will continue to have a separate, narrower non-fundamental “invest primarily” policy. For Proposals 3 and 4, neither proposal is contingent on one another, meaning that a proposal will be implemented if approved by the fund’s shareholders, even if its shareholders have not also approved the other proposal.

PROPOSAL 4

TO MODIFY THE FUND’S FUNDAMENTAL CONCENTRATION POLICY

Fidelity Advisor Semiconductors Fund

The purpose of this proposal is to modify the industry concentration policy for Fidelity Advisor Semiconductors Fund to better reflect its investment focus. The 1940 Act requires funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by shareholder vote). The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments.

Fidelity Advisor Semiconductors Fund has a fundamental concentration policy that refers generically to its investment strategy, while the concentration policies for other Fidelity sector funds cite specific industries. The Board of Trustees, including the Independent Trustees, has approved, and recommends that shareholders approve, proposed changes to the fund’s concentration policy to standardize the approach with that used by the other Fidelity sector funds.

As described above in Proposal 3, the fund is designed to offer targeted exposure to the securities of companies principally engaged in the design, manufacture, or sale of semiconductors and semiconductor equipment. By modifying the concentration policy as proposed, the fund’s concentration policy will specifically cite the fund’s name while providing flexibility in determining whether an issuer is principally engaged in activities related to the semiconductors industries. The proposed concentration policy would simply describe more explicitly how the fund already invests. There is no present intention to change the way in which the fund is currently managed or otherwise change its investment policies if the proposal is approved by the fund’s shareholders.

The proposed changes to the fund’s concentration policy are set forth in the chart below (bold language is to be added and ~~strikethrough language~~ is to be deleted). The fund’s concentration policy would continue to be subject to the “look through” and other interpretive disclosure included in the fund’s current statement of additional information.

Fidelity Advisor Semiconductors Fund	The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the ~~business activities having the specific characteristics denoted by the fund~~ semiconductors industries.

Conclusion. The Board of Trustees has concluded that the proposal will benefit Fidelity Advisor Semiconductors Fund and its shareholders. The Trustees recommend voting FOR the proposal. If the modification to the fundamental concentration policy is approved by shareholders, the change will take effect in conjunction with the fund’s next annual prospectus revision. If the modification to the fundamental concentration policy is not approved by the fund’s shareholders, the existing concentration policy will remain in effect for the fund. For Proposals 3 and 4, neither proposal is contingent on one another, meaning that a proposal will be implemented if approved by the fund’s shareholders, even if its shareholders have not also approved the other proposal.

PROPOSAL 5

SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD OF TRUSTEES INSTITUTE PROCEDURES TO AVOID HOLDING INVESTMENTS IN COMPANIES THAT, IN MANAGEMENT’S JUDGMENT, SUBSTANTIALLY CONTRIBUTE TO GENOCIDE OR CRIMES AGAINST HUMANITY

Fidelity 500 Index Fund, Fidelity Balanced Fund, Fidelity Blue Chip Growth Fund, Fidelity Capital & Income Fund, Fidelity Capital Appreciation Fund, Fidelity Contrafund, Fidelity Convertible Securities Fund, Fidelity Diversified International Fund, Fidelity Dividend Growth Fund, Fidelity Equity Dividend Income Fund, Fidelity Equity-Income Fund, Fidelity Export and Multinational Fund, Fidelity Growth & Income Portfolio, Fidelity Growth Company Fund, Fidelity Independence Fund, Fidelity International Discovery Fund, Fidelity International Index Fund, Fidelity Leveraged Company Stock Fund and Fidelity Low-Priced Stock Fund

Certain shareholders of above listed funds (for purposes of Proposal 5 only, each a “Fund”) have advised the Funds that they intend to present the following shareholder proposal at the Meeting. For the reasons set forth after the proposal, the Board of Trustees recommends a vote “AGAINST” the proposal. No Fund is responsible for the contents of the proposal or the supporting statements. A Fund will provide the names, addresses, and shareholdings (to the Fund’s knowledge) of the proponents of a shareholder proposal upon written request sent to the Secretary of the Fund, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210, or by calling 1-617-563-9021.

Proposal

WHEREAS, we believe that:

1.	Investors do not want their investments to help fund genocide.

a)	While reasonable people may disagree about socially responsible investing, few want their investments to help fund genocide.

b)	KRC Research’s 2010 study showed that 88% of respondents want their mutual funds to be genocide-free.

c)

Millions of Fidelity investors have voted for genocide-free investing proposals, submitted by supporters of Investors Against Genocide, despite active management opposition. As many as 29% of Fidelity shareholders voted in favor in 2013 and 31% in 2008.

d)	In 2012, a genocide-free investing proposal at an ING mutual fund passed decisively, 59.8% to 10.7% with 29.5% abstaining.

2.	The example of PetroChina shows that current policies do not adequately support genocide-free investing because Fidelity and the funds it manages:

a)

Are large and long-term investors in PetroChina. PetroChina, through its controlling shareholder, China National Petroleum Company, is Sudan’s largest business partner, thereby helping fund ongoing government-sponsored genocide and crimes against humanity.

b)	Unnecessarily expose shareholders to the significant financial, operational and reputational risks of the China National Petroleum group’s operations in areas affected by genocide and mass atrocities.

c)	Actively opposed earlier shareholder requests for genocide-free investing.

d)	Continued to buy shares of problem companies even after becoming aware of the investments’ connection to genocide in the Darfur region of Sudan.

e)	Claimed to have a policy addressing extreme human rights issues, but has taken no action to avoid problem investments.

f)	Made investments in PetroChina that, while legal, are inconsistent with U.S. sanctions explicitly prohibiting transactions relating to Sudan’s petroleum industry.

3.

Individuals, through ownership of shares of Fidelity funds, may inadvertently invest in companies that help support genocide. With no policy to prevent these investments, Fidelity may at any time add or increase holdings in problem companies.

4.	No sound reasons prevent having a genocide-free investing policy because:

a)	Ample alternative investments exist.

b)	Avoiding problem companies need not have a significant effect on investment performance, as shown in Gary Brinson’s classic asset allocation study.

c)	Only a handful of Fidelity’s U.S. funds would be affected, because most of Fidelity’s holdings of problem companies such as PetroChina are by Fidelity funds sold outside the U.S.

d)	Appropriate disclosure can address any legal concerns regarding the exclusion of problem companies.

e)	Management can easily obtain independent assessments to identify companies connected to genocide.

f)	Other large financial firms such as T. Rowe Price and TIAA-CREF have avoided investments connected to genocide by divesting problem companies such as PetroChina.

5.	Investor action can influence foreign governments, as in South Africa. Similar action on Talisman Energy helped end the conflict in South Sudan.

RESOLVED

Shareholders request that the Board institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

* * *

Statement of Opposition

The Fidelity Equity and High Income Board of Trustees recommends that you vote AGAINST this proposal.

Fidelity, as investment adviser to the Funds, seeks to achieve the best investment results for each Fund consistent with the stated investment policies of the relevant Fund. In doing so, Fidelity is obligated to limit such Fund’s investments to holdings that are lawful under the laws of the United States. The Fidelity Equity and High Income Board of Trustees has procedures in place to review fund performance as investment adviser to the Funds, including each Fund’s compliance with all applicable laws.

Fidelity is committed to complying fully with applicable law, including any investment sanctions that the United States government might enact.

The Fidelity Equity and High Income Board of Trustees recognizes and respects that investors, including those investing in the Funds, have other investment opportunities open to them should they wish to avoid investments in certain companies or countries. Shareholders of the Funds, however, choose to invest based on the specific stated investment policies of the relevant fund. If adopted, this proposal would limit investments by the Funds that would be lawful under the laws of the United States. For this reason, the Board of Trustees recommends that you vote AGAINST this proposal.

PROPOSAL 6

SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD OF TRUSTEES INSTITUTE PROCEDURES TO AVOID HOLDING INVESTMENTS IN COMPANIES THAT, IN MANAGEMENT’S JUDGMENT, SUBSTANTIALLY CONTRIBUTE TO GENOCIDE OR CRIMES AGAINST HUMANITY

Fidelity Overseas Fund and Fidelity Telecom and Utilities Fund

Certain shareholders of the Fidelity Overseas Fund and Fidelity Telecom and Utilities Fund (for purposes of Proposal 6 only, each a “Fund”) have advised the Funds that they intend to present the following shareholder proposal at the Meeting. For the reasons set forth after the proposal, the Board of Trustees recommends a vote “AGAINST” the proposal. No Fund is responsible for the contents of the proposal or the supporting statements. A Fund will provide the names, addresses, and shareholdings (to the Fund’s knowledge) of the proponents of a shareholder proposal upon written request sent to the Secretary of the Fund, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210, or by calling 1-617-563-9021.

Proposal

WHEREAS

We believe that:

1.

While reasonable people may disagree about socially responsible investing, few want their investments to help fund genocide. KRC Research’s 2010 study showed 88% of respondents want their mutual funds to be genocide-free.

2.

Millions of Fidelity investors voted for genocide-free investing proposals, submitted by supporters of Investors Against Genocide. Details on genocide-free investing are available at http://bit.ly/2AiqPWD.

3.	Fidelity has opposed genocide-free investing since the issue was raised in 2006.

4.	Genocide-free investing is consistent with the company’s values. Notably, Fidelity:

a)

Signed the UN Principles for Responsible Investment in 2017, agreeing to incorporate social issues into investment decision-making processes and “better align investors with broader objectives of society.”

b)	Published its “Commitment to responsible investing.”

c)	States that “by investing in companies which operate with high standards of corporate responsibility we can protect and enhance investment returns for our clients.”

d)	Claims a “rigorous bottom-up research process” that provides an “in-depth understanding of Environmental, Social and Governance (ESG) issues at a company.”

e)	Boasts it is “continually striving for enhanced ESG policies and integration into our investment process.”

5.	Examples demonstrate that Fidelity’s policies inadequately support genocide-free investing because Fidelity and funds it manages:

a)

Have for many years been large holders of both PetroChina and Sinopec. PetroChina’s controlling parent, CNPC, is Sudan’s largest oil partner, thereby helping fund genocide there. CNPC/PetroChina also partners with Syria. Sinopec, another oil company, also operates in both countries.

b)	Claim to have a policy addressing extreme human rights issues, but have taken no action to avoid problem investments.

6.

Individuals, by owning Fidelity funds, may inadvertently invest in companies that help support genocide. With no policy to prevent these investments, Fidelity may at any time increase holdings in problem companies.

7.	Fidelity can implement a genocide-free investing policy because:

a)	Ample alternative investments exist.

b)	Avoiding problem companies need not significantly affect investment performance, as shown in Gary Brinson’s classic asset allocation study.

c)	Appropriate disclosure can address any legal concerns regarding exclusion of problem companies, even in index funds that sample rather than replicate their index.

d)	Management can easily obtain independent assessments to identify companies connected to genocide.

e)	Other large financial firms (including T. Rowe Price and TIAA) have policies to avoid such investments.

f)	Procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

g)	In the rare case that the company believes it cannot avoid an investment tied to genocide, it can prominently disclose the issue to shareholders.

h)	Only a handful of Fidelity’s U.S. funds would be affected, because most of Fidelity’s holdings of problem companies such as PetroChina are by Fidelity funds sold outside the U.S.

RESOLVED

Shareholders request that the Board institute transparent procedures to avoid holding or recommending investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights.

* * *

Statement of Opposition

The Fidelity Equity and High Income Board of Trustees recommends that you vote AGAINST this proposal.

Fidelity, as investment adviser to the Funds, seeks to achieve the best investment results for each Fund consistent with the stated investment policies of the relevant Fund. In doing so, Fidelity is obligated to limit such Fund’s investments to holdings that are lawful under the laws of the United States. The Fidelity Equity and High Income Board of Trustees has procedures in place to review fund performance as investment adviser to the Funds, including each Fund’s compliance with all applicable laws.

Fidelity is committed to complying fully with applicable law, including any investment sanctions that the United States government might enact.

The Fidelity Equity and High Income Board of Trustees recognizes and respects that investors, including those investing in the Funds, have other investment opportunities open to them should they wish to avoid investments in certain companies or countries. Shareholders of the Funds, however, choose to invest based on the specific stated investment policies of the relevant fund. If adopted, this proposal would limit investments by the Funds that would be lawful under the laws of the United States. For this reason, the Board of Trustees recommends that you vote AGAINST this proposal.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

TRUSTEES, ADVISORY BOARD MEMBERS, AND

OFFICERS OF THE FUNDS

Appendix G shows the composition of the Board of Trustees of each trust and the Advisory Board Members, if any, of each trust. The officers of the funds include: Elizabeth Paige Baumann, Craig S. Brown, John J. Burke III, William C. Coffey, Timothy M. Cohen, Jonathan Davis, Laura M. Del Prato, Colm A. Hogan, Pamela R. Holding, Cynthia Lo Bessette, Chris Maher, Kenneth B. Robins, Stacie M. Smith, Marc L. Spector, and Jim Wegmann. Additional information about Messrs. Dirks, Donahue, Lacy, Lautenbach, Mauriello, Smith, Thomas, and Wiley and Mses. Fuller, Kampling, Small, and Tomasky can be found in Proposal 1. Additional information about Messrs. Chiel and Curvey, Peter S. Lynch, and the officers of the funds can be found in the following table.

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

*	Determined to be an “Interested Trustee” by virtue of, among other things, his affiliation with the trusts or various entities under common control with FMR.
+

The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

The officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each officer and Mr. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer—Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND

STANDING COMMITTEES OF THE FUNDS’ TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The funds do not hold annual meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Mr. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mr. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds’ Board oversees Fidelity’s high income and certain equity funds, and other Boards oversee Fidelity’s investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds’ Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the funds, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds’ exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds’ Chief Compliance Officer (CCO), the adviser’s internal auditor, the independent accountants, the funds’ Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of Fidelity’s risk management program for the Fidelity® funds.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has 11 standing committees. The members of each committee are Independent Trustees. Advisory Board Members may be invited to attend meetings of the committees. See Appendix H for the number of meetings each standing committee held during each fund’s last fiscal year.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair and Mr. Thomas serving as Vice Chair. Mr. Wiley also serves as Vice Chair (for trusts for which he serves as trustee). The committee serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR.

The Fair Value Oversight Committee is composed of Messrs. Donahue (Chair), Dirks, Mauriello, and Thomas, and Ms. Small. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR’s Fair Value Committee.

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Messrs. Dirks, Donahue, Lacy, and Wiley (for trusts for which he serves as trustee)) and the Equity II Committee (composed of Messrs. Thomas (Chair), Lautenbach, Mauriello, and Smith). Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund’s investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee’s review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group’s deliberations.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Thomas, and Wiley (for trusts for which he serves as trustee), and Ms. Small. Regarding shareholder services, the committee considers the structure and amount of the funds’ transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. The committee monitors and recommends policies concerning the securities transactions of the funds, including brokerage. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder’s fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings.

The Audit Committee is composed of Messrs. Mauriello (Chair), Donahue, Lacy, and Wiley (for trusts for which he serves as trustee). All committee members must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one committee member will be an “audit committee financial expert” as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee meets separately at least annually with the funds’ Treasurer, with the funds’ Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, and with the funds’ outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds’ service providers, (to the extent such controls impact the funds’ financial statements); (ii) the funds’ auditors and the annual audits of the funds’ financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund’s financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds’ service providers’ internal controls and reviews the adequacy and effectiveness of the service providers’ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds’ ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds’ or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds’ financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds’ financial reporting process, will discuss with FMR , the funds’ Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds’ Treasurer, outside auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds’ financial statements. The committee will review periodically the funds’ major internal controls exposures and the steps that have been taken to monitor and control such exposures.

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair), Dirks, Thomas, and Wiley (for trusts for which he serves as trustee). With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and of each committee and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds’ or the Board of Trustees’ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the funds’ expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with FMR, any sub-adviser, or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds’ complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. A current copy of the Governance and Nominating Committee Charter is attached as Exhibit 1.

The Compliance Committee is composed of Messrs. Lacy (Chair), Lautenbach, Mauriello, and Smith, and Ms. Small. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a CCO of the funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds’ compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports.

The Proxy Voting Committee is composed of Messrs. Smith (Chair), Dirks, and Thomas, and Ms. Small. The committee reviews the fund’s proxy voting policies, considers changes to the policies, and reviews the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between FMR and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund’s annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR’s recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board.

The Research Committee is composed of Messrs. Lacy (Chair), Thomas, and Wiley (for trusts for which he serves as trustee), and Ms. Small. The Committee’s purpose is to assess the quality of the investment research available to FMR’s investment professionals. As such, the Committee reviews information pertaining to the sources of such research, the categories of research, the manner in which the funds bear the cost of research, and FMR’s internal research capabilities, including performance metrics, interactions between FMR portfolio managers and research analysts, and the professional quality of analysts in research careers. Where necessary, the Committee recommends actions with respect to various reports providing information on FMR’s research function.

The Sector and ETF Committee is composed of Messrs. Wiley, Donahue, and Smith, with Mr. Wiley currently serving as the Chair. The committee assists the Board in acting independently of Fidelity by receiving and considering information related to Fidelity’s sector funds (Sector Funds) and exchange-traded funds (ETFs), and recommends any appropriate policy changes. The committee also considers the services provided to the Sector Funds and ETFs by third-parties and non-investment management services provided to the Sector Funds and ETFs by Fidelity and its affiliates as well as issues bearing on the various distribution channels employed by the Sector Funds and ETFs. In particular, the committee will: (i) receive information on sales and redemptions of shares of the ETFs via creation units; (ii) receive updates on any sub-advisers engaged to manage assets of the ETFs; (iii) receive information on index providers to the Sector Funds and ETFs; and (iv) consider issues bearing on the business platform of the Sector Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) or Deloitte & Touche LLP (Deloitte), the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, Deloitte Entities), has been selected as the independent registered public accounting firm for each fund, as indicated in Appendix A. PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, have confirmed to the Audit Committee of each trust, as applicable, that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firms audit annual financial statements for the funds and provide other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Each trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

Each trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds (Fund Service Providers) that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) are reported to the Audit Committee on a periodic basis.

Each trust’s Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

Appendix L presents fees billed by PwC and Deloitte Entities in each of the last two fiscal years for services rendered to the funds.

Appendix M presents fees billed by PwC and Deloitte Entities that were required to be approved by each trust’s Audit Committee for services that relate directly to the operations and financial reporting of the funds and that are rendered on behalf of Fund Service Providers.

Appendix N presents the aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds.

There were no non-audit services approved or required to be approved by the trusts’ Audit Committee pursuant to the de minimis exception during the funds’ last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trusts do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trusts, in care of Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, Massachusetts 02210, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

EQUITY AND HIGH INCOME FUNDS

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

A.	Background

The investment companies managed or administered by Fidelity Management & Research Company or its affiliates (collectively, “Fidelity”) comprising the Equity and High Income Funds of the Fidelity Funds are referred to as the “Funds”; the Boards of Trustees of the Funds are referred to collectively as the “Board of Trustees” and the members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and other Trustees are referred to as the “Management Trustees.” The Board of Trustees, including at least a majority of the Independent Trustees, has adopted this Charter, which may from time to time be amended or supplemented by vote of the Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee. The Governance and Nominating Committee is referred to herein as the “Committee.”

B.	Purposes of the Committee

The purposes of the Committee are as follows:

(1)	To identify individuals qualified to serve as Independent Trustees.

(2)	To advise the Board of Trustees with respect to Board composition, procedures and committees.

(3)	To oversee periodic self-assessments of the Board of Trustees and committees of the Board of Directors.

(4)	To monitor corporate governance matters and make recommendations in respect thereof to the Board of Trustees.

(5)	To act as the administrative committee with respect to Board of Trustees policies and procedures, committee policies and procedures and codes of ethics as they relate to Independent Directors.

(6)	To review and make recommendations to the Board of Directors in respect of Independent Director compensation.

C.	Composition of the Committee

All members of the Committee will be Independent Trustees. The members and the Chair of the Committee will be determined annually by vote of the Independent Trustees, upon the recommendation of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee. Advisory Board members, if any, may be invited to attend meetings of the Committee.

D.	Chair; Functions of the Chair

An Independent Trustee will act as Chair of the Committee (the “Chair”). The Chair will have the following responsibilities:

(1)

The Chair will preside at all meetings of the Committee. The Vice Chair, if any, or in such Vice Chair’s absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

(2)	The Chair will be responsible for reviewing and providing direction on meeting agendas.

(3)	The Chair will coordinate with the chairs of other committees as appropriate.

(4)

At meetings of the Operations Committee or the Board of Trustees the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

(5)	The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

(6)	The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

E.	Meetings and Procedures of the Committee

(1)

The Committee will normally meet each time the full Board meets, or more frequently as called by the Chair. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(2)

The Committee may determine its own rules of procedure, which shall be consistent with the Declaration of Trust or other charter document of the applicable Fund, the Bylaws of such Fund and this Charter.

(3)

A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of members required for approval at a meeting consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

(4)

The Committee may request that any trustees, officers or employees of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(5)	The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the applicable Fund.

F.	Particular Actions of the Committee

(1)	Governance Functions

(a)	Periodically review Board and Committee procedures and Committee Charters.

(b)	Periodically review Independent Trustee compensation and recommend any changes deemed by the Committee to be appropriate.

(c)	Make recommendations on the frequency and structure of Board of Trustees meetings.

(d)	Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(e)

Make recommendations as to the size and members, the chair, vice chair if any, alternate presiding members and alternate members of each standing or ad hoc Board Committee. The members and the chair of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. It is anticipated that members and chairs of any Committee will be designated annually (other than the Chairs of the Operations Committee and the Governance and Nominating Committee), with membership periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(f)	Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(g)	Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

(h)	Act as administrative committee under the Funds’ fee deferral plan for Independent Trustees.

(i)

Monitor the performance of legal counsel employed by the Funds and the Independent Trustees and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and Fidelity. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

(j)	Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

(k)

Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

(l)	Monitor the functioning of the Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.

(m)

Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The Committee will report regularly to the Independent Trustees with respect to these activities.

(n)

Recommend that the Board establish such special or ad hoc Board Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director, to make such a recommendation at any time.

(o)

Oversee the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function. In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance. The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

(2)	Nominating Functions

(a)	Identification of Candidates

(i)

Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(ii)

Periodically review the Independent Trustees’ Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(iii)

Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

(iv)

Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. In accordance with the definition of “advisory board” in Section 2(a)(1) of the Investment Company Act of 1940, any Advisory Board shall be distinct from the Board of Trustees and shall serve such advisory functions as to investments and such other roles as may be designated by the Board of Trustees, but shall have no power to determine that any security or other investment shall be purchased or sold by any fund. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

(v)

Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

G.	Consultants; Investigations and Studies; Outside Advisers

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisers as it deems necessary. The Committee may call upon the Funds’ independent accountants (with the concurrence of the Audit Committee) or other third parties for such fact-finding and analysis as may be appropriate in light of the objectives of this Charter.

H.	Self-Assessment; Amendment of Charter

The Committee shall, on an annual basis, assess its performance. The Committee shall address such matters as the Committee considers relevant to its performance. The Committee shall report to the Board on an annual basis the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to a Fund’s or the Board’s policies or procedures. This report may be oral or written. The Committee may from time to time recommend to the Board such amendments to this Charter as the Committee determines to be necessary or appropriate.

APPENDIX A

List of trusts and funds, most recent fiscal year ends, and fund auditors.

TRUST/Fund	Auditor[1]	FYE
FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund	Deloitte	8/31/19
Fidelity Advisor Dividend Growth Fund	PwC	11/30/19
Fidelity Advisor Equity Growth Fund	Deloitte	11/30/19
Fidelity Advisor Equity Income Fund	Deloitte	11/30/19
Fidelity Advisor Equity Value Fund	Deloitte	11/30/19
Fidelity Advisor Floating Rate High Income Fund	Deloitte	10/31/19
Fidelity Advisor Growth & Income Fund	Deloitte	11/30/19
Fidelity Advisor Growth Opportunities Fund	Deloitte	11/30/19
Fidelity Advisor High Income Advantage Fund	Deloitte	10/31/19
Fidelity Advisor Large Cap Fund	Deloitte	11/30/19
Fidelity Advisor Leveraged Company Stock Fund	PwC	7/31/19
Fidelity Advisor Mid Cap II Fund	Deloitte	12/31/19
Fidelity Advisor Series Equity Growth Fund	PwC	11/30/19
Fidelity Advisor Series Growth Opportunities Fund	Deloitte	11/30/19
Fidelity Advisor Series Small Cap Fund	PwC	11/30/19
Fidelity Advisor Small Cap Fund	PwC	11/30/19
Fidelity Advisor Stock Selector Mid Cap Fund	Deloitte	11/30/19
Fidelity Advisor Value Fund	Deloitte	10/31/19
Fidelity Advisor Value Strategies Fund	Deloitte	11/30/19
Fidelity Real Estate High Income Fund	PwC	11/30/19

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	Deloitte	7/31/19
Fidelity Advisor Communications Equipment Fund	Deloitte	7/31/19
Fidelity Advisor Consumer Discretionary Fund	Deloitte	7/31/19
Fidelity Advisor Energy Fund	Deloitte	7/31/19
Fidelity Advisor Financial Services Fund	Deloitte	7/31/19
Fidelity Advisor Global Real Estate Fund	Deloitte	7/31/19
Fidelity Advisor Health Care Fund	Deloitte	7/31/19
Fidelity Advisor Industrials Fund	Deloitte	7/31/19
Fidelity Advisor Real Estate Fund	Deloitte	7/31/19
Fidelity Advisor Semiconductors Fund	Deloitte	7/31/19
Fidelity Advisor Technology Fund	Deloitte	7/31/19
Fidelity Advisor Utilities Fund	Deloitte	7/31/19

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund	PwC	10/31/19
Fidelity Advisor Emerging Asia Fund	PwC	10/31/19
Fidelity Advisor Emerging Markets Fund	Deloitte	10/31/19
Fidelity Advisor Global Capital Appreciation Fund	PwC	10/31/19
Fidelity Advisor Global Equity Income Fund	PwC	10/31/19
Fidelity Advisor International Capital Appreciation Fund	Deloitte	10/31/19
Fidelity Advisor Overseas Fund	PwC	10/31/19
Fidelity Advisor Value Leaders Fund	PwC	10/31/19

FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund	PwC	10/31/19
Fidelity Disciplined Equity Fund	PwC	10/31/19
Fidelity Flex Small Cap Fund	Deloitte	10/31/19
Fidelity Focused Stock Fund	PwC	10/31/19
Fidelity Stock Selector All Cap Fund	Deloitte	9/30/19
Fidelity Stock Selector Small Cap Fund	Deloitte	10/31/19
Fidelity Value Fund	PwC	10/31/19

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index Tracking Stock	PwC	11/30/19

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund	PwC	8/31/19
Fidelity Large Cap Core Enhanced Index Fund	PwC	8/31/19
Fidelity Large Cap Growth Enhanced Index Fund	PwC	8/31/19
Fidelity Large Cap Value Enhanced Index Fund	PwC	8/31/19
Fidelity Mid Cap Enhanced Index Fund	PwC	8/31/19
Fidelity Small Cap Enhanced Index Fund	PwC	2/29/20

FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund[2]	PwC	2/29/20
Fidelity Event Driven Opportunities Fund	PwC	4/30/19
Fidelity Extended Market Index Fund[2]	PwC	2/29/20
Fidelity Flex 500 Index Fund	Deloitte	2/29/20
Fidelity Flex Large Cap Value II Fund	PwC	4/30/19
Fidelity Founders Fund	PwC	4/30/19
Fidelity International Index Fund[2]	PwC	2/29/20
Fidelity Large Cap Stock Fund	Deloitte	4/30/19
Fidelity Large Cap Stock K6 Fund	Deloitte	4/30/19
Fidelity Mid-Cap Stock Fund	Deloitte	4/30/19
Fidelity Mid-Cap Stock K6 Fund	PwC	4/30/19
Fidelity Nasdaq Composite Index Fund	Deloitte	11/30/19
Fidelity Series International Index Fund	Deloitte	10/31/19
Fidelity Series Small Cap Discovery Fund	Deloitte	4/30/19
Fidelity Series Total Market Index Fund	PwC	2/29/20
Fidelity Small Cap Discovery Fund	Deloitte	4/30/19
Fidelity Small Cap Stock Fund	Deloitte	4/30/19
Fidelity Small Cap Stock K6 Fund	Deloitte	4/30/19
Fidelity Total Market Index Fund[2]	PwC	2/29/20
Fidelity ZERO Extended Market Index Fund[2]	Deloitte	10/31/19
Fidelity ZERO International Index Fund[2]	Deloitte	10/31/19
Fidelity ZERO Large Cap Index Fund[2]	Deloitte	10/31/19
Fidelity ZERO Total Market Index Fund[2]	Deloitte	10/31/19

FIDELITY CONTRAFUND
Fidelity Advisor New Insights Fund	PwC	12/31/19
Fidelity Contrafund	PwC	12/31/19
Fidelity Contrafund K6	PwC	12/31/19
Fidelity Flex Opportunistic Insights Fund	PwC	12/31/19
Fidelity Series Opportunistic Insights Fund	PwC	12/31/19

FIDELITY COVINGTON TRUST
Fidelity Dividend ETF for Rising Rates	PwC	7/31/19
Fidelity High Dividend ETF	PwC	7/31/19
Fidelity High Yield Factor ETF	PwC	8/31/19
Fidelity International High Dividend ETF	Deloitte	10/31/19
Fidelity International Value Factor ETF	Deloitte	10/31/19

Fidelity Low Volatility Factor ETF	PwC	7/31/19
Fidelity Momentum Factor ETF	PwC	7/31/19
Fidelity MSCI Communication Services Index ETF[2]	Deloitte	7/31/19
Fidelity MSCI Consumer Discretionary Index ETF[2]	Deloitte	7/31/19
Fidelity MSCI Consumer Staples Index ETF[2]	Deloitte	7/31/19
Fidelity MSCI Energy Index ETF[2]	Deloitte	7/31/19
Fidelity MSCI Financials Index ETF[2]	Deloitte	7/31/19
Fidelity MSCI Health Care Index ETF[2]	Deloitte	7/31/19
Fidelity MSCI Industrials Index ETF[2]	Deloitte	7/31/19
Fidelity MSCI Information Technology Index ETF[2]	Deloitte	7/31/19
Fidelity MSCI Materials Index ETF[2]	Deloitte	7/31/19
Fidelity MSCI Real Estate Index ETF[2]	Deloitte	7/31/19
Fidelity MSCI Utilities Index ETF[2]	Deloitte	7/31/19
Fidelity Quality Factor ETF	PwC	7/31/19
Fidelity Small-Mid Factor ETF	PwC	7/31/19
Fidelity Stocks for Inflation ETF	Deloitte	7/31/19
Fidelity Targeted Emerging Markets Factor ETF	Deloitte	10/31/19
Fidelity Targeted International Factor ETF	Deloitte	10/31/19
Fidelity Value Factor ETF	PwC	7/31/19

FIDELITY DESTINY PORTFOLIOS
Fidelity Advisor Capital Development Fund	Deloitte	9/30/19
Fidelity Advisor Diversified Stock Fund	Deloitte	9/30/19

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund	PwC	1/31/20
Fidelity Equity-Income K6 Fund	Deloitte	1/31/20
Fidelity Flex Mid Cap Value Fund	Deloitte	1/31/20
Fidelity Mid Cap Value Fund	PwC	1/31/20
Fidelity Mid Cap Value K6 Fund	Deloitte	1/31/20
Fidelity Series All-Sector Equity Fund	Deloitte	1/31/20
Fidelity Series Stock Selector Large Cap Value Fund	PwC	1/31/20
Fidelity Series Value Discovery Fund	Deloitte	1/31/20
Fidelity Stock Selector Large Cap Value Fund	PwC	1/31/20

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund	PwC	11/30/19
Fidelity Equity Dividend Income Fund	PwC	11/30/19
Fidelity Independence Fund	PwC	11/30/19

FIDELITY HASTINGS STREET TRUST
Fidelity Fund	PwC	6/30/19
Fidelity Growth Discovery Fund	PwC	6/30/19
Fidelity Mega Cap Stock Fund	PwC	6/30/19
Fidelity Series Emerging Markets Debt Fund	PwC	12/31/19
Fidelity Series Large Cap Stock Fund	PwC	6/30/19

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund	PwC	10/31/19
Fidelity China Region Fund	PwC	10/31/19
Fidelity Diversified International Fund	Deloitte	10/31/19
Fidelity Diversified International K6 Fund	Deloitte	10/31/19
Fidelity Emerging Asia Fund	PwC	10/31/19
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	Deloitte	10/31/19
Fidelity Emerging Markets Discovery Fund	PwC	10/31/19
Fidelity Emerging Markets Fund	PwC	10/31/19

Fidelity Enduring Opportunities Fund	PwC	10/31/19
Fidelity Europe Fund	PwC	10/31/19
Fidelity Flex International Fund	Deloitte	10/31/19
Fidelity Global Commodity Stock Fund	PwC	10/31/19
Fidelity Global Equity Income Fund	Deloitte	10/31/19
Fidelity Infrastructure Fund	PwC	10/31/19
Fidelity International Capital Appreciation Fund	Deloitte	10/31/19
Fidelity International Capital Appreciation K6 Fund	Deloitte	10/31/19
Fidelity International Discovery Fund	PwC	10/31/19
Fidelity International Discovery K6 Fund	Deloitte	10/31/19
Fidelity International Growth Fund	PwC	10/31/19
Fidelity International Small Cap Fund	Deloitte	10/31/19
Fidelity International Small Cap Opportunities Fund	Deloitte	10/31/19
Fidelity International Value Fund	Deloitte	10/31/19
Fidelity Japan Fund	PwC	10/31/19
Fidelity Japan Smaller Companies Fund	PwC	10/31/19
Fidelity Latin America Fund	PwC	10/31/19
Fidelity Nordic Fund	PwC	10/31/19
Fidelity Overseas Fund	PwC	10/31/19
Fidelity Pacific Basin Fund	PwC	10/31/19
Fidelity SAI International SMA Completion Fund	Deloitte	10/31/19
Fidelity Series Canada Fund	PwC	10/31/19
Fidelity Series Emerging Markets Fund	Deloitte	10/31/19
Fidelity Series Emerging Markets Opportunities Fund	Deloitte	10/31/19
Fidelity Series International Growth Fund	PwC	10/31/19
Fidelity Series International Small Cap Fund	Deloitte	10/31/19
Fidelity Series International Value Fund	Deloitte	10/31/19
Fidelity Series Overseas Fund	Deloitte	10/31/19
Fidelity Total Emerging Markets Fund	PwC	10/31/19
Fidelity Total International Equity Fund	Deloitte	10/31/19
Fidelity Worldwide Fund	Deloitte	10/31/19

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund	PwC	3/31/19
Fidelity Magellan K6 Fund	PwC	3/31/19

FIDELITY MT. VERNON STREET TRUST
Fidelity Flex Mid Cap Growth Fund	PwC	11/30/19
Fidelity Growth Company Fund	Deloitte	11/30/19
Fidelity Growth Company K6 Fund	Deloitte	11/30/19
Fidelity Growth Strategies Fund	PwC	11/30/19
Fidelity Growth Strategies K6 Fund	PwC	11/30/19
Fidelity New Millennium Fund	PwC	11/30/19
Fidelity Series Growth Company Fund	Deloitte	11/30/19

FIDELITY PURITAN TRUST
Fidelity Balanced Fund	PwC	8/31/19
Fidelity Balanced K6 Fund	PwC	8/31/19
Fidelity Flex Intrinsic Opportunities Fund	Deloitte	7/31/19
Fidelity Low-Priced Stock Fund	PwC	7/31/19
Fidelity Low-Priced Stock K6 Fund	PwC	7/31/19
Fidelity Puritan Fund	PwC	8/31/19
Fidelity Puritan K6 Fund	PwC	8/31/19
Fidelity Series Intrinsic Opportunities Fund	Deloitte	7/31/19
Fidelity Value Discovery Fund	Deloitte	7/31/19
Fidelity Value Discovery K6 Fund	Deloitte	7/31/19

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund	Deloitte	7/31/19
Fidelity Blue Chip Growth K6 Fund	Deloitte	7/31/19
Fidelity Blue Chip Value Fund	PwC	7/31/19
Fidelity Dividend Growth Fund	PwC	7/31/19
Fidelity Flex Large Cap Growth Fund	Deloitte	7/31/19
Fidelity Growth & Income Portfolio	PwC	7/31/19
Fidelity Leveraged Company Stock Fund	PwC	7/31/19
Fidelity OTC K6 Portfolio	Deloitte	7/31/19
Fidelity OTC Portfolio	Deloitte	7/31/19
Fidelity Real Estate Income Fund	Deloitte	7/31/19
Fidelity Series Blue Chip Growth Fund	Deloitte	7/31/19
Fidelity Series Real Estate Income Fund	Deloitte	7/31/19
Fidelity Series Small Cap Opportunities Fund	Deloitte	7/31/19
Fidelity Small Cap Growth Fund	PwC	7/31/19
Fidelity Small Cap Growth K6 Fund	PwC	7/31/19
Fidelity Small Cap Value Fund	PwC	7/31/19

FIDELITY SELECT PORTFOLIOS
Fidelity Flex Real Estate Fund	Deloitte	7/31/19
Fidelity International Real Estate Fund	Deloitte	7/31/19
Fidelity Real Estate Investment Portfolio	Deloitte	7/31/19
Fidelity Telecom and Utilities Fund	PwC	1/31/20
Select Air Transportation Portfolio	PwC	2/29/20
Select Automotive Portfolio	PwC	2/29/20
Select Banking Portfolio	PwC	2/29/20
Select Biotechnology Portfolio	PwC	2/29/20
Select Brokerage and Investment Management Portfolio	PwC	2/29/20
Select Chemicals Portfolio	PwC	2/29/20
Select Communication Services Portfolio	PwC	2/29/20
Select Communications Equipment Portfolio	PwC	2/29/20
Select Computers Portfolio	PwC	2/29/20
Select Construction and Housing Portfolio	PwC	2/29/20
Select Consumer Discretionary Portfolio	PwC	2/29/20
Select Consumer Finance Portfolio	PwC	2/29/20
Select Consumer Staples Portfolio	PwC	2/29/20
Select Defense and Aerospace Portfolio	PwC	2/29/20
Select Energy Portfolio	PwC	2/29/20
Select Energy Service Portfolio	PwC	2/29/20
Select Environment and Alternative Energy Portfolio	PwC	2/29/20
Select Financial Services Portfolio	PwC	2/29/20
Select Gold Portfolio	PwC	2/29/20
Select Health Care Portfolio	PwC	2/29/20
Select Health Care Services Portfolio	PwC	2/29/20
Select Industrials Portfolio	PwC	2/29/20
Select Insurance Portfolio	PwC	2/29/20
Select IT Services Portfolio	PwC	2/29/20
Select Leisure Portfolio	PwC	2/29/20
Select Materials Portfolio	PwC	2/29/20
Select Medical Technology and Devices Portfolio	PwC	2/29/20
Select Natural Gas Portfolio	PwC	2/29/20
Select Natural Resources Portfolio	PwC	2/29/20
Select Pharmaceuticals Portfolio	PwC	2/29/20
Select Retailing Portfolio	PwC	2/29/20
Select Semiconductors Portfolio	PwC	2/29/20

Select Software and IT Services Portfolio	PwC	2/29/20
Select Technology Portfolio	PwC	2/29/20
Select Telecommunications Portfolio	PwC	2/29/20
Select Transportation Portfolio	PwC	2/29/20
Select Utilities Portfolio	PwC	2/29/20
Select Wireless Portfolio	PwC	2/29/20

FIDELITY SUMMER STREET TRUST
Fidelity Capital & Income Fund	PwC	4/30/19
Fidelity Export and Multinational Fund	PwC	8/31/19
Fidelity Focused High Income Fund	PwC	4/30/19
Fidelity Global High Income Fund	PwC	4/30/19
Fidelity High Income Fund	PwC	4/30/19
Fidelity New Markets Income Fund	PwC	12/31/19
Fidelity Series Floating Rate High Income Fund	Deloitte	9/30/19
Fidelity Series High Income Fund	Deloitte	4/30/19
Fidelity Short Duration High Income Fund	Deloitte	4/30/19
Fidelity U.S. Low Volatility Equity Fund	PwC	4/30/19
Fidelity Women’s Leadership Fund	Deloitte	4/30/19

FIDELITY TREND FUND
Fidelity Trend Fund	PwC	12/31/19

[1]	“PwC” refers to PricewaterhouseCoopers LLP and “Deloitte” refers to Deloitte & Touche LLP.
[2]	Expenses in connection with preparing this proxy statement and all solicitations will be borne by FMR.

APPENDIX B

Shareholders of each of the following funds will be voting on Proposal 2:

Fund

Fidelity 500 Index Fund

Fidelity Advisor Balanced Fund

Fidelity Advisor Capital Development

Fidelity Advisor Diversified International Fund

Fidelity Advisor Diversified Stock Fund

Fidelity Advisor Dividend Growth Fund

Fidelity Advisor Emerging Asia Fund

Fidelity Advisor Emerging Markets Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Equity Value Fund

Fidelity Advisor Floating Rate High Income Fund

Fidelity Advisor Global Capital Appreciation Fund

Fidelity Advisor Global Equity Income Fund

Fidelity Advisor Growth & Income Fund

Fidelity Advisor Growth Opportunities Fund

Fidelity Advisor High Income Advantage Fund

Fidelity Advisor International Capital Appreciation Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Leveraged Company Stock Fund

Fidelity Advisor Mid Cap II Fund

Fidelity Advisor New Insights Fund

Fidelity Advisor Overseas Fund

Fidelity Advisor Series Equity Growth Fund

Fidelity Advisor Series Growth Opportunities Fund

Fidelity Advisor Series Small Cap Fund

Fidelity Advisor Small Cap Fund

Fidelity Advisor Stock Selector Mid Cap Fund

Fidelity Advisor Value Fund

Fidelity Advisor Value Leaders Fund

Fidelity Advisor Value Strategies Fund

Fidelity Balanced Fund

Fidelity Blue Chip Growth Fund

Fidelity Blue Chip Growth K6 Fund

Fidelity Blue Chip Value Fund

Fidelity Canada Fund

Fidelity Capital & Income Fund

Fidelity Capital Appreciation Fund

Fidelity China Region Fund

Fidelity Contrafund

Fidelity Contrafund K6

Fidelity Convertible Securities Fund

Fidelity Disciplined Equity Fund

Fidelity Diversified International Fund

Fidelity Diversified International K6 Fund

Fidelity Dividend Growth Fund

Fidelity Emerging Asia Fund

Fidelity Emerging Europe, Middle East, Africa Fund

Fidelity Emerging Markets Discovery Fund

Fidelity Emerging Markets Fund

Fidelity Equity Dividend Income Fund

Fidelity Equity-Income Fund

Fidelity Europe Fund

Fidelity Export and Multinational Fund

Fidelity Extended Market Index Fund

Fund

Fidelity Flex 500 Index Fund

Fidelity Flex International Fund

Fidelity Flex Intrinsic Opportunities Fund

Fidelity Flex Large Cap Growth Fund

Fidelity Flex Mid Cap Growth Fund

Fidelity Flex Mid Cap Value Fund

Fidelity Flex Opportunistic Insights Fund

Fidelity Flex Small Cap Fund

Fidelity Focused High Income Fund

Fidelity Focused Stock Fund

Fidelity Fund

Fidelity Global Commodity Stock Fund

Fidelity Global Equity Income Fund

Fidelity Global High Income Fund

Fidelity Growth & Income Portfolio

Fidelity Growth Company Fund

Fidelity Growth Discovery Fund

Fidelity Growth Strategies Fund

Fidelity Growth Strategies K6 Fund

Fidelity High Income Fund

Fidelity Independence Fund

Fidelity International Capital Appreciation Fund

Fidelity International Capital Appreciation K6 Fund

Fidelity International Discovery Fund

Fidelity International Growth Fund

Fidelity International Index Fund

Fidelity International Small Cap Fund

Fidelity International Small Cap Opportunities Fund

Fidelity International Value Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Large Cap Stock Fund

Fidelity Large Cap Stock K6 Fund

Fidelity Latin America Fund

Fidelity Leveraged Company Stock Fund

Fidelity Low-Priced Stock Fund

Fidelity Low-Priced Stock K6 Fund

Fidelity Magellan Fund

Fidelity Mega Cap Stock Fund

Fidelity Mid Cap Value Fund

Fidelity Mid Cap Value K6 Fund

Fidelity Mid-Cap Stock Fund

Fidelity Nasdaq Composite Index Fund

Fidelity New Markets Income Fund

Fidelity New Millennium Fund

Fidelity Nordic Fund

Fidelity OTC Portfolio

Fidelity Overseas Fund

Fidelity Pacific Basin Fund

Fidelity Puritan Fund

Fidelity Real Estate High Income Fund

Fidelity Real Estate Income Fund

Fidelity Series All-Sector Equity Fund

Fidelity Series Blue Chip Growth Fund

Fidelity Series Canada Fund

Fidelity Series Emerging Markets Debt Fund

Fidelity Series Emerging Markets Opportunities Fund

Fidelity Series Floating Rate High Income Fund

Fidelity Series Growth Company Fund

Fidelity Series High Income Fund

Fund

Fidelity Series International Growth Fund

Fidelity Series International Small Cap Fund

Fidelity Series International Value Fund

Fidelity Series Intrinsic Opportunities Fund

Fidelity Series Opportunistic Insights Fund

Fidelity Series Real Estate Income Fund

Fidelity Series Small Cap Discovery Fund

Fidelity Series Small Cap Opportunities Fund

Fidelity Series Stock Selector Large Cap Value Fund

Fidelity Series Value Discovery Fund

Fidelity Short Duration High Income Fund

Fidelity Small Cap Discovery Fund

Fidelity Small Cap Growth Fund

Fidelity Small Cap Growth K6 Fund

Fidelity Small Cap Stock Fund

Fidelity Small Cap Stock K6 Fund

Fidelity Small Cap Value Fund

Fidelity Stock Selector All Cap Fund

Fidelity Stock Selector Large Cap Value Fund

Fidelity Stock Selector Small Cap Fund

Fidelity Total Emerging Markets Fund

Fidelity Total International Equity Fund

Fidelity Total Market Index Fund

Fidelity Trend Fund

Fidelity Value Discovery Fund

Fidelity Value Discovery K6 Fund

Fidelity Value Fund

Fidelity Worldwide Fund

APPENDIX C

Estimated aggregate costs for services to be provided by Computershare to receive votes over the phone and to call and solicit votes are stated below.

TRUST/Fund	Estimated aggregate cost for Computershare to call and solicit votes	Estimated aggregate cost for Computershare to receive votes over the phone
FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund	$7,766	$1,296
Fidelity Advisor Dividend Growth Fund	$1,500	$750
Fidelity Advisor Equity Growth Fund	$3,000	$1,500
Fidelity Advisor Equity Income Fund	$1,500	$750
Fidelity Advisor Equity Value Fund	$1,500	$750
Fidelity Advisor Floating Rate High Income Fund	$1,500	$750
Fidelity Advisor Growth & Income Fund	$1,500	$750
Fidelity Advisor Growth Opportunities Fund	$1,500	$750
Fidelity Advisor High Income Advantage Fund	$3,000	$1,500
Fidelity Advisor Large Cap Fund	$1,500	$750
Fidelity Advisor Leveraged Company Stock Fund	$3,000	$1,500
Fidelity Advisor Mid Cap II Fund	$3,250	$1,750
Fidelity Advisor Series Equity Growth Fund	$1,500	$750
Fidelity Advisor Series Growth Opportunities Fund	$1,500	$750
Fidelity Advisor Series Small Cap Fund	$1,500	$750
Fidelity Advisor Small Cap Fund	$1,500	$750
Fidelity Advisor Stock Selector Mid Cap Fund	$1,500	$750
Fidelity Advisor Value Fund	$1,500	$750
Fidelity Advisor Value Strategies Fund	$350	$150
Fidelity Real Estate High Income Fund	$3,000	$1,500

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	$350	$150
Fidelity Advisor Communications Equipment Fund	$350	$150
Fidelity Advisor Consumer Discretionary Fund	$350	$150
Fidelity Advisor Energy Fund	$350	$150
Fidelity Advisor Financial Services Fund	$350	$150
Fidelity Advisor Global Real Estate Fund	$350	$150
Fidelity Advisor Health Care Fund	$350	$150
Fidelity Advisor Industrials Fund	$350	$150
Fidelity Advisor Real Estate Fund	$350	$150
Fidelity Advisor Semiconductors Fund	$3,250	$1,750
Fidelity Advisor Technology Fund	$350	$150
Fidelity Advisor Utilities Fund	$350	$150

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund	$1,500	$750
Fidelity Advisor Emerging Asia Fund	$1,500	$750
Fidelity Advisor Emerging Markets Fund	$1,500	$750
Fidelity Advisor Global Capital Appreciation Fund	$3,250	$1,750
Fidelity Advisor Global Equity Income Fund	$1,500	$750
Fidelity Advisor International Capital Appreciation Fund	$3,250	$1,750
Fidelity Advisor Overseas Fund	$1,500	$750
Fidelity Advisor Value Leaders Fund	$1,500	$750

TRUST/Fund	Estimated aggregate cost for Computershare to call and solicit votes	Estimated aggregate cost for Computershare to receive votes over the phone
FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund	$1,500	$750
Fidelity Disciplined Equity Fund	$1,500	$750
Fidelity Flex Small Cap Fund	$2,417	$512
Fidelity Focused Stock Fund	$1,500	$750
Fidelity Stock Selector All Cap Fund	$1,500	$750
Fidelity Stock Selector Small Cap Fund	$1,500	$750
Fidelity Value Fund	$1,500	$750

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index Tracking Stock	$350	$150

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund	$350	$150
Fidelity Large Cap Core Enhanced Index Fund	$350	$150
Fidelity Large Cap Growth Enhanced Index Fund	$350	$150
Fidelity Large Cap Value Enhanced Index Fund	$350	$150
Fidelity Mid Cap Enhanced Index Fund	$350	$150
Fidelity Small Cap Enhanced Index Fund	$350	$150

FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund	$3,000	$1,500
Fidelity Event Driven Opportunities Fund	$1,500	$750
Fidelity Extended Market Index Fund	$3,250	$1,750
Fidelity Flex 500 Index Fund	$1,500	$750
Fidelity Flex Large Cap Value II Fund	$350	$150
Fidelity Founders Fund	$350	$150
Fidelity International Index Fund	$1,500	$750
Fidelity Large Cap Stock Fund	$1,500	$750
Fidelity Large Cap Stock K6 Fund	$1,767	$76
Fidelity Mid-Cap Stock Fund	$1,500	$750
Fidelity Mid-Cap Stock K6 Fund	$350	$150
Fidelity Nasdaq Composite Index Fund	$1,500	$750
Fidelity Series International Index Fund	$350	$150
Fidelity Series Small Cap Discovery Fund	$1,500	$750
Fidelity Series Total Market Index Fund	$350	$150
Fidelity Small Cap Discovery Fund	$1,500	$750
Fidelity Small Cap Stock Fund	$1,500	$750
Fidelity Small Cap Stock K6 Fund	$1,500	$750
Fidelity Total Market Index Fund	$1,500	$750
Fidelity ZERO Extended Market Index Fund	$350	$150
Fidelity ZERO International Index Fund	$350	$150
Fidelity ZERO Large Cap Index Fund	$350	$150
Fidelity ZERO Total Market Index Fund	$350	$150

FIDELITY CONTRAFUND
Fidelity Advisor New Insights Fund	$3,500	$2,500
Fidelity Contrafund	$1,500	$750
Fidelity Contrafund K6	$3,250	$1,750
Fidelity Flex Opportunistic Insights Fund	$2,211	$252
Fidelity Series Opportunistic Insights Fund	$1,500	$750

TRUST/Fund	Estimated aggregate cost for Computershare to call and solicit votes		Estimated aggregate cost for Computershare to receive votes over the phone
FIDELITY COVINGTON TRUST
Fidelity Dividend ETF for Rising Rates		$350		$150
Fidelity High Dividend ETF		$350		$150
Fidelity High Yield Factor ETF		$350		$150
Fidelity International High Dividend ETF		$350		$150
Fidelity International Value Factor ETF		$350		$150
Fidelity Low Volatility Factor ETF		$350		$150
Fidelity Momentum Factor ETF		$350		$150
Fidelity MSCI Communication Services Index ETF		$350		$150
Fidelity MSCI Consumer Discretionary Index ETF		$350		$150
Fidelity MSCI Consumer Staples Index ETF		$350		$150
Fidelity MSCI Energy Index ETF		$350		$150
Fidelity MSCI Financials Index ETF		$350		$150
Fidelity MSCI Health Care Index ETF		$350		$150
Fidelity MSCI Industrials Index ETF		$350		$150
Fidelity MSCI Information Technology Index ETF		$350		$150
Fidelity MSCI Materials Index ETF		$350		$150
Fidelity MSCI Real Estate Index ETF		$350		$150
Fidelity MSCI Utilities Index ETF		$350		$150
Fidelity Quality Factor ETF		$350		$150
Fidelity Small-Mid Factor ETF		$350		$150
Fidelity Stocks for Inflation ETF	$	[ ]	$	[ ]
Fidelity Targeted Emerging Markets Factor ETF		$350		$150
Fidelity Targeted International Factor ETF		$350		$150
Fidelity Value Factor ETF		$350		$150

FIDELITY DESTINY PORTFOLIOS
Fidelity Advisor Capital Development Fund		$1,500		$750
Fidelity Advisor Diversified Stock Fund		$1,500		$750

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund		$1,500		$750
Fidelity Equity-Income K6 Fund		$350		$150
Fidelity Flex Mid Cap Value Fund		$1,584		$296
Fidelity Mid Cap Value Fund		$1,500		$750
Fidelity Mid Cap Value K6 Fund		$1,500		$750
Fidelity Series All-Sector Equity Fund		$1,500		$750
Fidelity Series Stock Selector Large Cap Value Fund		$1,500		$750
Fidelity Series Value Discovery Fund		$1,500		$750
Fidelity Stock Selector Large Cap Value Fund		$1,500		$750

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund		$1,500		$750
Fidelity Equity Dividend Income Fund		$1,500		$750
Fidelity Independence Fund		$1,500		$750

FIDELITY HASTINGS STREET TRUST
Fidelity Fund		$1,500		$750
Fidelity Growth Discovery Fund		$1,500		$750
Fidelity Mega Cap Stock Fund		$1,500		$750
Fidelity Series Emerging Markets Debt Fund		$1,500		$750
Fidelity Series Large Cap Stock Fund		$350		$150

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund		$1,500		$750
Fidelity China Region Fund		$1,500		$750
Fidelity Diversified International Fund		$1,500		$750
Fidelity Diversified International K6 Fund		$68,328		$15,568
Fidelity Emerging Asia Fund		$1,500		$750

TRUST/Fund	Estimated aggregate cost for Computershare to call and solicit votes		Estimated aggregate cost for Computershare to receive votes over the phone
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund		$1,500		$750
Fidelity Emerging Markets Discovery Fund		$1,500		$750
Fidelity Emerging Markets Fund		$1,500		$750
Fidelity Enduring Opportunities Fund	$	[ ]	$	[ ]
Fidelity Europe Fund		$1,500		$750
Fidelity Flex International Fund		$2,479		$760
Fidelity Global Commodity Stock Fund		$1,500		$750
Fidelity Global Equity Income Fund		$1,500		$750
Fidelity Infrastructure Fund	$	[ ]	$	[ ]
Fidelity International Capital Appreciation Fund		$1,500		$750
Fidelity International Capital Appreciation K6 Fund		$1,500		$750
Fidelity International Discovery Fund		$1,500		$750
Fidelity International Discovery K6 Fund		$350		$150
Fidelity International Growth Fund		$1,500		$750
Fidelity International Small Cap Fund		$1,500		$750
Fidelity International Small Cap Opportunities Fund		$1,500		$750
Fidelity International Value Fund		$1,500		$750
Fidelity Japan Fund		$1,500		$750
Fidelity Japan Smaller Companies Fund		$1,500		$750
Fidelity Latin America Fund		$1,500		$750
Fidelity Nordic Fund		$1,500		$750
Fidelity Overseas Fund		$1,500		$750
Fidelity Pacific Basin Fund		$1,500		$750
Fidelity SAI International SMA Completion Fund		$350		$150
Fidelity Series Canada Fund		$1,500		$750
Fidelity Series Emerging Markets Fund		$350		$150
Fidelity Series Emerging Markets Opportunities Fund		$1,500		$750
Fidelity Series International Growth Fund		$1,500		$750
Fidelity Series International Small Cap Fund		$1,500		$750
Fidelity Series International Value Fund		$1,500		$750
Fidelity Series Overseas Fund		$350		$150
Fidelity Total Emerging Markets Fund		$3,000		$1,500
Fidelity Total International Equity Fund		$1,500		$750
Fidelity Worldwide Fund		$1,500		$750

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund		$1,500		$750
Fidelity Magellan K6 Fund		$350		$150

FIDELITY MT. VERNON STREET TRUST
Fidelity Flex Mid Cap Growth Fund		$1,500		$750
Fidelity Growth Company Fund		$1,500		$750
Fidelity Growth Company K6 Fund		$350		$150
Fidelity Growth Strategies Fund		$1,500		$750
Fidelity Growth Strategies K6 Fund		$1,500		$750
Fidelity New Millennium Fund		$1,500		$750
Fidelity Series Growth Company Fund		$1,500		$750

FIDELITY PURITAN TRUST
Fidelity Balanced Fund		$1,500		$750
Fidelity Balanced K6 Fund		$350		$150
Fidelity Flex Intrinsic Opportunities Fund		$627		$44
Fidelity Low-Priced Stock Fund		$1,500		$750
Fidelity Low-Priced Stock K6 Fund		$11,805		$2,744
Fidelity Puritan Fund		$1,500		$750
Fidelity Puritan K6 Fund		$350		$150
Fidelity Series Intrinsic Opportunities Fund		$1,500		$750
Fidelity Value Discovery Fund		$1,500		$750
Fidelity Value Discovery K6 Fund		$1,500		$750

TRUST/Fund	Estimated aggregate cost for Computershare to call and solicit votes	Estimated aggregate cost for Computershare to receive votes over the phone
FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund	$1,500	$750
Fidelity Blue Chip Growth K6 Fund	$27,802	$5,444
Fidelity Blue Chip Value Fund	$1,500	$750
Fidelity Dividend Growth Fund	$1,500	$750
Fidelity Flex Large Cap Growth Fund	$621	$48
Fidelity Growth & Income Portfolio	$1,500	$750
Fidelity Leveraged Company Stock Fund	$1,500	$750
Fidelity OTC K6 Portfolio	$350	$150
Fidelity OTC Portfolio	$3,000	$1,500
Fidelity Real Estate Income Fund	$1,500	$750
Fidelity Series Blue Chip Growth Fund	$1,500	$750
Fidelity Series Real Estate Income Fund	$1,500	$750
Fidelity Series Small Cap Opportunities Fund	$1,500	$750
Fidelity Small Cap Growth Fund	$1,500	$750
Fidelity Small Cap Growth K6 Fund	$30,089	$6,008
Fidelity Small Cap Value Fund	$16,150	$3,380

FIDELITY SELECT PORTFOLIOS
Fidelity Flex Real Estate Fund	$350	$150
Fidelity International Real Estate Fund	$350	$150
Fidelity Real Estate Investment Portfolio	$350	$150
Fidelity Telecom and Utilities Fund	$350	$150
Select Air Transportation Portfolio	$350	$150
Select Automotive Portfolio	$350	$150
Select Banking Portfolio	$350	$150
Select Biotechnology Portfolio	$350	$150
Select Brokerage and Investment Management Portfolio	$350	$150
Select Chemicals Portfolio	$350	$150
Select Communication Services Portfolio	$350	$150
Select Communications Equipment Portfolio	$350	$150
Select Computers Portfolio	$350	$150
Select Construction and Housing Portfolio	$350	$150
Select Consumer Discretionary Portfolio	$350	$150
Select Consumer Finance Portfolio	$350	$150
Select Consumer Staples Portfolio	$350	$150
Select Defense and Aerospace Portfolio	$350	$150
Select Energy Portfolio	$350	$150
Select Energy Service Portfolio	$350	$150
Select Environment and Alternative Energy Portfolio	$350	$150
Select Financial Services Portfolio	$350	$150
Select Gold Portfolio	$350	$150
Select Health Care Portfolio	$350	$150
Select Health Care Services Portfolio	$350	$150
Select Industrials Portfolio	$350	$150
Select Insurance Portfolio	$350	$150
Select IT Services Portfolio	$350	$150
Select Leisure Portfolio	$350	$150
Select Materials Portfolio	$350	$150
Select Medical Technology and Devices Portfolio	$350	$150
Select Natural Gas Portfolio	$350	$150
Select Natural Resources Portfolio	$350	$150

TRUST/Fund	Estimated aggregate cost for Computershare to call and solicit votes		Estimated aggregate cost for Computershare to receive votes over the phone
Select Pharmaceuticals Portfolio		$350		$150
Select Retailing Portfolio		$350		$150
Select Semiconductors Portfolio		$350		$150
Select Software and IT Services Portfolio		$350		$150
Select Technology Portfolio		$350		$150
Select Telecommunications Portfolio		$350		$150
Select Transportation Portfolio		$350		$150
Select Utilities Portfolio		$350		$150
Select Wireless Portfolio		$350		$150

FIDELITY SUMMER STREET TRUST
Fidelity Capital & Income Fund		$1,500		$750
Fidelity Export and Multinational Fund		$1,500		$750
Fidelity Focused High Income Fund		$1,500		$750
Fidelity Global High Income Fund		$1,500		$750
Fidelity High Income Fund		$1,500		$750
Fidelity New Markets Income Fund		$1,500		$750
Fidelity Series Floating Rate High Income Fund		$1,500		$750
Fidelity Series High Income Fund		$1,500		$750
Fidelity Short Duration High Income Fund		$1,500		$750
Fidelity U.S. Low Volatility Equity Fund	$	[ ]	$	[ ]
Fidelity Women’s Leadership Fund		$350		$150

FIDELITY TREND FUND
Fidelity Trend Fund		$14,901		$1,128

APPENDIX D

Each fund’s sub-adviser(s) and each sub-adviser’s principal business address are listed below.

TRUST/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIJ[5]	FIA (UK)[6]	Black- Rock[7]	Geode[8]
FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Dividend Growth Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Equity Growth Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Equity Income Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Equity Value Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Floating Rate High Income Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Growth & Income Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Growth Opportunities Fund	X	X	X	—	—	—	—	—
Fidelity Advisor High Income Advantage Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Large Cap Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Leveraged Company Stock Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Mid Cap II Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Series Equity Growth Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Series Growth Opportunities Fund	—	X	X	—	—	—	—	—
Fidelity Advisor Series Small Cap Fund	—	X	X	—	—	—	—	—
Fidelity Advisor Small Cap Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Stock Selector Mid Cap Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Value Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Value Strategies Fund	X	X	X	—	—	—	—	—
Fidelity Real Estate High Income Fund	X	X	X	—	—	—	—	—

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Communications Equipment Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Consumer Discretionary Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Energy Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Financial Services Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Global Real Estate Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Health Care Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Industrials Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Real Estate Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Semiconductors Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Technology Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Utilities Fund	X	X	X	—	—	—	—	—

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund	X	X	X	X	X	X	—	—
Fidelity Advisor Emerging Asia Fund	X	X	X	X	X	X	—	—
Fidelity Advisor Emerging Markets Fund	X	X	X	X	X	X	—	—
Fidelity Advisor Global Capital Appreciation Fund	X	X	X	X	X	X	—	—
Fidelity Advisor Global Equity Income Fund	X	X	X	X	X	X	—	—
Fidelity Advisor International Capital Appreciation Fund	X	X	X	X	X	X	—	—
Fidelity Advisor Overseas Fund	X	X	X	X	X	X	—	—
Fidelity Advisor Value Leaders Fund	X	X	X	—	—	—	—	—

FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund	X	X	X	—	—	—	—	—
Fidelity Disciplined Equity Fund	X	X	X	—	—	—	—	—
Fidelity Flex Small Cap Fund	X	X	X	—	—	—	—	—
Fidelity Focused Stock Fund	X	X	X	—	—	—	—	—
Fidelity Stock Selector All Cap Fund	X	X	X	—	—	—	—	—
Fidelity Stock Selector Small Cap Fund	X	X	X	—	—	—	—	—
Fidelity Value Fund	X	X	X	—	—	—	—	—

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index Tracking Stock	—	—	—	—	—	—	—	X

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund	—	—	—	—	—	—	—	X
Fidelity Large Cap Core Enhanced Index Fund	—	—	—	—	—	—	—	X
Fidelity Large Cap Growth Enhanced Index Fund	—	—	—	—	—	—	—	X
Fidelity Large Cap Value Enhanced Index Fund	—	—	—	—	—	—	—	X
Fidelity Mid Cap Enhanced Index Fund	—	—	—	—	—	—	—	X
Fidelity Small Cap Enhanced Index Fund	—	—	—	—	—	—	—	X

FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund	—	—	—	—	—	—	—	X
Fidelity Event Driven Opportunities Fund	—	X	X	—	—	—	—	—
Fidelity Extended Market Index Fund	—	—	—	—	—	—	—	X
Fidelity Flex 500 Index Fund	—	—	—	—	—	—	—	X
Fidelity Flex Large Cap Value II Fund	X	X	X	—	—	—	—	X
Fidelity Founders Fund	X	X	X	—	—	—	—	—
Fidelity International Index Fund	—	—	—	—	—	—	—	X
Fidelity Large Cap Stock Fund	X	X	X	—	—	—	—	—
Fidelity Large Cap Stock K6 Fund	X	X	X	—	—	—	—	—
Fidelity Mid-Cap Stock Fund	X	X	X	—	—	—	—	—
Fidelity Mid-Cap Stock K6 Fund	X	X	X	—	—	—	—	—
Fidelity Nasdaq Composite Index Fund	—	—	—	—	—	—	—	X
Fidelity Series International Index Fund	—	—	—	—	—	—	—	X
Fidelity Series Small Cap Discovery Fund	—	X	X	—	—	—	—	—
Fidelity Series Total Market Index Fund	—	—	—	—	—	—	—	X
Fidelity Small Cap Discovery Fund	X	X	X	—	—	—	—	—
Fidelity Small Cap Stock Fund	X	X	X	—	—	—	—	—
Fidelity Small Cap Stock K6 Fund	X	X	X	—	—	—	—	—
Fidelity Total Market Index Fund	—	—	—	—	—	—	—	X
Fidelity ZERO Extended Market Index Fund	—	—	—	—	—	—	—	X
Fidelity ZERO International Index Fund	—	—	—	—	—	—	—	X
Fidelity ZERO Large Cap Index Fund	—	—	—	—	—	—	—	X
Fidelity ZERO Total Market Index Fund	—	—	—	—	—	—	—	X

FIDELITY CONTRAFUND
Fidelity Advisor New Insights Fund	X	X	X	—	—	—	—	—
Fidelity Contrafund	X	X	X	—	—	—	—	—
Fidelity Contrafund K6	X	X	X	—	—	—	—	—
Fidelity Flex Opportunistic Insights Fund	X	X	X	—	—	—	—	—
Fidelity Series Opportunistic Insights Fund	X	X	X	—	—	—	—	—

FIDELITY COVINGTON TRUST
Fidelity Dividend ETF for Rising Rates	—	—	—	—	—	—	—	X
Fidelity High Dividend ETF	—	—	—	—	—	—	—	X
Fidelity High Yield Factor ETF	X	X	X	—	—	—	—	—
Fidelity International High Dividend ETF	—	—	—	—	—	—	—	X
Fidelity International Value Factor ETF	—	—	—	—	—	—	—	X
Fidelity Low Volatility Factor ETF	—	—	—	—	—	—	—	X
Fidelity Momentum Factor ETF	—	—	—	—	—	—	—	X
Fidelity MSCI Communication Services Index ETF	—	—	—	—	—	—	X	—
Fidelity MSCI Consumer Discretionary Index ETF	—	—	—	—	—	—	X	—
Fidelity MSCI Consumer Staples Index ETF	—	—	—	—	—	—	X	—
Fidelity MSCI Energy Index ETF	—	—	—	—	—	—	X	—
Fidelity MSCI Financials Index ETF	—	—	—	—	—	—	X	—
Fidelity MSCI Health Care Index ETF	—	—	—	—	—	—	X	—
Fidelity MSCI Industrials Index ETF	—	—	—	—	—	—	X	—
Fidelity MSCI Information Technology Index ETF	—	—	—	—	—	—	X	—

Fidelity MSCI Materials Index ETF	—	—	—	—	—	—	X	—
Fidelity MSCI Real Estate Index ETF	—	—	—	—	—	—	X	—
Fidelity MSCI Utilities Index ETF	—	—	—	—	—	—	X	—
Fidelity Quality Factor ETF	—	—	—	—	—	—	—	X
Fidelity Small-Mid Factor ETF	—	—	—	—	—	—	—	X
Fidelity Stocks for Inflation ETF	—	—	—	—	—	—	—	X
Fidelity Targeted Emerging Markets Factor ETF	—	—	—	—	—	—	—	X
Fidelity Targeted International Factor ETF	—	—	—	—	—	—	—	X
Fidelity Value Factor ETF	—	—	—	—	—	—	—	X

FIDELITY DESTINY PORTFOLIOS
Fidelity Advisor Capital Development Fund	X	X	X	—	—	—	—	—
Fidelity Advisor Diversified Stock Fund	X	X	X	—	—	—	—	—

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund	X	X	X	—	—	—	—	—
Fidelity Equity-Income K6 Fund	X	X	X	—	—	—	—	—
Fidelity Flex Mid Cap Value Fund	X	X	X	—	—	—	—	—
Fidelity Mid Cap Value Fund	X	X	X	—	—	—	—	—
Fidelity Mid Cap Value K6 Fund	X	X	X	—	—	—	—	—
Fidelity Series All-Sector Equity Fund	X	X	X	—	—	—	—	—
Fidelity Series Stock Selector Large Cap Value Fund	X	X	X	—	—	—	—	—
Fidelity Series Value Discovery Fund	X	X	X	—	—	—	—	—
Fidelity Stock Selector Large Cap Value Fund	X	X	X	—	—	—	—	—

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund	X	X	X	—	—	—	—	—
Fidelity Equity Dividend Income Fund	X	X	X	—	—	—	—	—
Fidelity Independence Fund	X	X	X	—	—	—	—	—

FIDELITY HASTINGS STREET TRUST
Fidelity Fund	X	X	X	—	—	—	—	—
Fidelity Growth Discovery Fund	X	X	X	—	—	—	—	—
Fidelity Mega Cap Stock Fund	X	X	X	—	—	—	—	—
Fidelity Series Emerging Markets Debt Fund	X	X	X	—	—	—	—	—
Fidelity Series Large Cap Stock Fund	X	X	X	—	—	—	—	—

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund	X	X	X	X	—	X	—	—
Fidelity China Region Fund	X	X	X	X	X	X	—	—
Fidelity Diversified International Fund	X	X	X	X	X	X	—	—
Fidelity Diversified International K6 Fund	X	X	X	—	—	—	—	—
Fidelity Emerging Asia Fund	X	X	X	X	X	X	—	—
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	X	X	X	X	X	X	—	—
Fidelity Emerging Markets Discovery Fund	X	X	X	X	X	X	—	—
Fidelity Emerging Markets Fund	X	X	X	X	X	X	—	—
Fidelity Enduring Opportunities Fund	X	X	X	—	—	—	—	—
Fidelity Europe Fund	X	X	X	X	—	X	—	—
Fidelity Flex International Fund	X	X	X	—	—	—	—	—
Fidelity Global Commodity Stock Fund	X	X	X	X	X	X	—	—
Fidelity Global Equity Income Fund	X	X	X	X	X	X	—	—
Fidelity Infrastructure Fund	X	X	X	—	—	—	—	—
Fidelity International Capital Appreciation Fund	X	X	X	X	X	X	—	—
Fidelity International Capital Appreciation K6 Fund	X	X	X	—	—	—	—	—
Fidelity International Discovery Fund	X	X	X	X	X	X	—	—
Fidelity International Discovery K6 Fund	X	X	X	—	—	—	—	—
Fidelity International Growth Fund	X	X	X	X	X	X	—	—
Fidelity International Small Cap Fund	X	X	X	X	X	X	—	—
Fidelity International Small Cap Opportunities Fund	X	X	X	X	X	X	—	—
Fidelity International Value Fund	X	X	X	X	X	X	—	—
Fidelity Japan Fund	X	X	X	X	X	X	—	—

Fidelity Japan Smaller Companies Fund	X	X	X	X	X	X	—	—
Fidelity Latin America Fund	X	X	X	X	—	X	—	—
Fidelity Nordic Fund	X	X	X	X	—	X	—	—
Fidelity Overseas Fund	X	X	X	X	X	X	—	—
Fidelity Pacific Basin Fund	X	X	X	X	X	X	—	—
Fidelity SAI International SMA Completion Fund	X	X	X	—	—	—	—	—
Fidelity Series Canada Fund	X	X	X	—	—	—	—	—
Fidelity Series Emerging Markets Fund	X	X	X	—	—	—	—	—
Fidelity Series Emerging Markets Opportunities Fund	X	X	X	—	—	—	—	—
Fidelity Series International Growth Fund	X	X	X	—	—	—	—	—
Fidelity Series International Small Cap Fund	X	X	X	—	—	—	—	—
Fidelity Series International Value Fund	X	X	X	—	—	—	—	—
Fidelity Series Overseas Fund	X	X	X	—	—	—	—	—
Fidelity Total Emerging Markets Fund	X	X	X	X	X	X	—	—
Fidelity Total International Equity Fund	X	X	X	X	X	X	—	—
Fidelity Worldwide Fund	X	X	X	X	X	X	—	—

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund	X	X	X	—	—	—	—	—
Fidelity Magellan K6 Fund	X	X	X	—	—	—	—	—

FIDELITY MT. VERNON STREET TRUST
Fidelity Flex Mid Cap Growth Fund	X	X	X	—	—	—	—	—
Fidelity Growth Company Fund	X	X	X	—	—	—	—	—
Fidelity Growth Company K6 Fund	X	X	X	—	—	—	—	—
Fidelity Growth Strategies Fund	X	X	X	—	—	—	—	—
Fidelity Growth Strategies K6 Fund	X	X	X	—	—	—	—	—
Fidelity New Millennium Fund	X	X	X	—	—	—	—	—
Fidelity Series Growth Company Fund	—	X	X	—	—	—	—	—

FIDELITY PURITAN TRUST
Fidelity Balanced Fund	X	X	X	—	—	—	—	—
Fidelity Balanced K6 Fund	X	X	X	—	—	—	—	—
Fidelity Flex Intrinsic Opportunities Fund	X	X	X	—	—	—	—	—
Fidelity Low-Priced Stock Fund	X	X	X	—	—	—	—	—
Fidelity Low-Priced Stock K6 Fund	X	X	X	—	—	—	—	—
Fidelity Puritan Fund	X	X	X	—	—	—	—	—
Fidelity Puritan K6 Fund	X	X	X	—	—	—	—	—
Fidelity Series Intrinsic Opportunities Fund	X	X	X	—	—	—	—	—
Fidelity Value Discovery Fund	X	X	X	—	—	—	—	—
Fidelity Value Discovery K6 Fund	X	X	X	—	—	—	—	—

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund	X	X	X	—	—	—	—	—
Fidelity Blue Chip Growth K6 Fund	X	X	X	—	—	—	—	—
Fidelity Blue Chip Value Fund	X	X	X	—	—	—	—	—
Fidelity Dividend Growth Fund	X	X	X	—	—	—	—	—
Fidelity Flex Large Cap Growth Fund	X	X	X	—	—	—	—	—
Fidelity Growth & Income Portfolio	X	X	X	—	—	—	—	—
Fidelity Leveraged Company Stock Fund	X	X	X	—	—	—	—	—
Fidelity OTC K6 Portfolio	X	X	X	—	—	—	—	—
Fidelity OTC Portfolio	X	X	X	—	—	—	—	—
Fidelity Real Estate Income Fund	X	X	X	—	—	—	—	—
Fidelity Series Blue Chip Growth Fund	—	X	X	—	—	—	—	—
Fidelity Series Real Estate Income Fund	X	X	X	—	—	—	—	—
Fidelity Series Small Cap Opportunities Fund	X	X	X	—	—	—	—	—
Fidelity Small Cap Growth Fund	X	X	X	—	—	—	—	—
Fidelity Small Cap Growth K6 Fund	X	X	X	—	—	—	—	—
Fidelity Small Cap Value Fund	X	X	X	—	—	—	—	—

FIDELITY SELECT PORTFOLIOS
Fidelity Flex Real Estate Fund	X	X	X	—	—	—	—	—
Fidelity International Real Estate Fund	X	X	X	X	X	X	—	—
Fidelity Real Estate Investment Portfolio	X	X	X	—	—	—	—	—
Fidelity Telecom and Utilities Fund	X	X	X	—	—	—	—	—
Select Air Transportation Portfolio	X	X	X	—	—	—	—	—
Select Automotive Portfolio	X	X	X	—	—	—	—	—
Select Banking Portfolio	X	X	X	—	—	—	—	—
Select Biotechnology Portfolio	X	X	X	—	—	—	—	—
Select Brokerage and Investment Management Portfolio	X	X	X	—	—	—	—	—
Select Chemicals Portfolio	X	X	X	—	—	—	—	—
Select Communication Services Portfolio	X	X	X	—	—	—	—	—
Select Communications Equipment Portfolio	X	X	X	—	—	—	—	—
Select Computers Portfolio	X	X	X	—	—	—	—	—
Select Construction and Housing Portfolio	X	X	X	—	—	—	—	—
Select Consumer Discretionary Portfolio	X	X	X	—	—	—	—	—
Select Consumer Finance Portfolio	X	X	X	—	—	—	—	—
Select Consumer Staples Portfolio	X	X	X	—	—	—	—	—
Select Defense and Aerospace Portfolio	X	X	X	—	—	—	—	—
Select Energy Portfolio	X	X	X	—	—	—	—	—
Select Energy Service Portfolio	X	X	X	—	—	—	—	—
Select Environment and Alternative Energy Portfolio	X	X	X	—	—	—	—	—
Select Financial Services Portfolio	X	X	X	—	—	—	—	—
Select Gold Portfolio	X	X	X	—	—	—	—	—
Select Health Care Portfolio	X	X	X	—	—	—	—	—
Select Health Care Services Portfolio	X	X	X	—	—	—	—	—
Select Industrials Portfolio	X	X	X	—	—	—	—	—
Select Insurance Portfolio	X	X	X	—	—	—	—	—
Select IT Services Portfolio	X	X	X	—	—	—	—	—
Select Leisure Portfolio	X	X	X	—	—	—	—	—
Select Materials Portfolio	X	X	X	—	—	—	—	—
Select Medical Technology and Devices Portfolio	X	X	X	—	—	—	—	—
Select Natural Gas Portfolio	X	X	X	—	—	—	—	—
Select Natural Resources Portfolio	X	X	X	—	—	—	—	—
Select Pharmaceuticals Portfolio	X	X	X	—	—	—	—	—
Select Retailing Portfolio	X	X	X	—	—	—	—	—
Select Semiconductors Portfolio	X	X	X	—	—	—	—	—
Select Software and IT Services Portfolio	X	X	X	—	—	—	—	—
Select Technology Portfolio	X	X	X	—	—	—	—	—
Select Telecommunications Portfolio	X	X	X	—	—	—	—	—
Select Transportation Portfolio	X	X	X	—	—	—	—	—
Select Utilities Portfolio	X	X	X	—	—	—	—	—
Select Wireless Portfolio	X	X	X	—	—	—	—	—

FIDELITY SUMMER STREET TRUST
Fidelity Capital & Income Fund	X	X	X	—	—	—	—	—
Fidelity Export and Multinational Fund	X	X	X	—	—	—	—	—
Fidelity Focused High Income Fund	X	X	X	—	—	—	—	—
Fidelity Global High Income Fund	X	X	X	X	X	X	—	—
Fidelity High Income Fund	X	X	X	—	—	—	—	—
Fidelity New Markets Income Fund	X	X	X	X	X	X	—	—
Fidelity Series Floating Rate High Income Fund	X	X	X	—	—	—	—	—
Fidelity Series High Income Fund	X	X	X	—	—	—	—	—
Fidelity Short Duration High Income Fund	—	X	X	—	—	—	—	—
Fidelity U.S. Low Volatility Equity Fund	X	X	X	—	—	—	—	—
Fidelity Women’s Leadership Fund	X	X	X	—	—	—	—	—

FIDELITY TREND FUND
Fidelity Trend Fund	X	X	X	—	—	—	—	—

[1]	The principal business address of FMR Investment Management (UK) Limited (FMR UK) is 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom.
[2]	The principal business address of Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) is Floor 19, 41 Connaught Road Central, Hong Kong.
[3]	The principal business address of Fidelity Management & Research (Japan) Limited (FMR Japan) is Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan.
[4]	The principal business address of FIL Investment Advisors (FIA) is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.
[5]	The principal business address of FIL Investments (Japan) Limited (FIJ) is Tri-Seven Roppongi, 7-7-7 Roppongi, Minato-ku, Tokyo, Japan 106-0032.
[6]	The principal business address of FIL Investment Advisors (UK) Limited (FIA (UK)) is Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, United Kingdom.
[7]	The principal business address of BlackRock Fund Advisors (BlackRock) is 400 Howard Street, San Francisco, California 94105.
[8]	The principal business address of Geode Capital Management, LLC (Geode) is 100 Summer Street, 12th Floor, Boston, Massachusetts 02110.

APPENDIX E

Information regarding the number of shares of each fund and class, as applicable, of each trust issued and outstanding is provided below.

TRUST/Fund	Number of Shares Outstanding as of [ ]
FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund : Class A	[	]
Fidelity Advisor Balanced Fund : Class M	[	]
Fidelity Advisor Balanced Fund : Class C	[	]
Fidelity Advisor Balanced Fund : Class I	[	]
Fidelity Advisor Balanced Fund : Class Z	[	]
Fidelity Advisor Dividend Growth Fund : Class A	[	]
Fidelity Advisor Dividend Growth Fund : Class M	[	]
Fidelity Advisor Dividend Growth Fund : Class C	[	]
Fidelity Advisor Dividend Growth Fund : Class I	[	]
Fidelity Advisor Dividend Growth Fund : Class Z	[	]
Fidelity Advisor Equity Growth Fund : Class A	[	]
Fidelity Advisor Equity Growth Fund : Class M	[	]
Fidelity Advisor Equity Growth Fund : Class C	[	]
Fidelity Advisor Equity Growth Fund : Class I	[	]
Fidelity Advisor Equity Growth Fund : Class Z	[	]
Fidelity Advisor Equity Income Fund : Class A	[	]
Fidelity Advisor Equity Income Fund : Class M	[	]
Fidelity Advisor Equity Income Fund : Class C	[	]
Fidelity Advisor Equity Income Fund : Class I	[	]
Fidelity Advisor Equity Income Fund : Class Z	[	]
Fidelity Advisor Equity Value Fund : Class A	[	]
Fidelity Advisor Equity Value Fund : Class M	[	]
Fidelity Advisor Equity Value Fund : Class C	[	]
Fidelity Advisor Equity Value Fund : Class I	[	]
Fidelity Advisor Equity Value Fund : Class Z	[	]
Fidelity Floating Rate High Income Fund	[	]
Fidelity Advisor Floating Rate High Income Fund : Class A	[	]
Fidelity Advisor Floating Rate High Income Fund : Class M	[	]
Fidelity Advisor Floating Rate High Income Fund : Class C	[	]
Fidelity Advisor Floating Rate High Income Fund : Class I	[	]
Fidelity Advisor Floating Rate High Income Fund : Class Z	[	]
Fidelity Advisor Growth & Income Fund : Class A	[	]
Fidelity Advisor Growth & Income Fund : Class M	[	]
Fidelity Advisor Growth & Income Fund : Class C	[	]
Fidelity Advisor Growth & Income Fund : Class I	[	]
Fidelity Advisor Growth & Income Fund : Class Z	[	]
Fidelity Advisor Growth Opportunities Fund : Class A	[	]
Fidelity Advisor Growth Opportunities Fund : Class M	[	]
Fidelity Advisor Growth Opportunities Fund : Class C	[	]
Fidelity Advisor Growth Opportunities Fund : Class I	[	]
Fidelity Advisor Growth Opportunities Fund : Class Z	[	]
Fidelity Advisor High Income Advantage Fund : Class A	[	]
Fidelity Advisor High Income Advantage Fund : Class M	[	]
Fidelity Advisor High Income Advantage Fund : Class C	[	]
Fidelity Advisor High Income Advantage Fund : Class I	[	]
Fidelity Advisor High Income Advantage Fund : Class Z	[	]
Fidelity Advisor Large Cap Fund : Class A	[	]
Fidelity Advisor Large Cap Fund : Class M	[	]
Fidelity Advisor Large Cap Fund : Class C	[	]
Fidelity Advisor Large Cap Fund : Class I	[	]

Fidelity Advisor Large Cap Fund : Class Z	[ ]
Fidelity Advisor Leveraged Company Stock Fund : Class A	[ ]
Fidelity Advisor Leveraged Company Stock Fund : Class M	[ ]
Fidelity Advisor Leveraged Company Stock Fund : Class C	[ ]
Fidelity Advisor Leveraged Company Stock Fund : Class I	[ ]
Fidelity Advisor Leveraged Company Stock Fund : Class Z	[ ]
Fidelity Advisor Mid Cap II Fund : Class A	[ ]
Fidelity Advisor Mid Cap II Fund : Class M	[ ]
Fidelity Advisor Mid Cap II Fund : Class C	[ ]
Fidelity Advisor Mid Cap II Fund : Class I	[ ]
Fidelity Advisor Mid Cap II Fund : Class Z	[ ]
Fidelity Advisor Series Equity Growth Fund	[ ]
Fidelity Advisor Series Growth Opportunities Fund	[ ]
Fidelity Advisor Series Small Cap Fund	[ ]
Fidelity Advisor Small Cap Fund : Class A	[ ]
Fidelity Advisor Small Cap Fund : Class M	[ ]
Fidelity Advisor Small Cap Fund : Class C	[ ]
Fidelity Advisor Small Cap Fund : Class I	[ ]
Fidelity Advisor Small Cap Fund : Class Z	[ ]
Fidelity Stock Selector Mid Cap Fund	[ ]
Fidelity Advisor Stock Selector Mid Cap Fund : Class A	[ ]
Fidelity Advisor Stock Selector Mid Cap Fund : Class M	[ ]
Fidelity Advisor Stock Selector Mid Cap Fund : Class C	[ ]
Fidelity Advisor Stock Selector Mid Cap Fund : Class I	[ ]
Fidelity Advisor Stock Selector Mid Cap Fund : Class Z	[ ]
Fidelity Advisor Value Fund : Class A	[ ]
Fidelity Advisor Value Fund : Class M	[ ]
Fidelity Advisor Value Fund : Class C	[ ]
Fidelity Advisor Value Fund : Class I	[ ]
Fidelity Advisor Value Fund : Class Z	[ ]
Fidelity Value Strategies Fund	[ ]
Fidelity Value Strategies Fund : Class K	[ ]
Fidelity Advisor Value Strategies Fund : Class A	[ ]
Fidelity Advisor Value Strategies Fund : Class M	[ ]
Fidelity Advisor Value Strategies Fund : Class C	[ ]
Fidelity Advisor Value Strategies Fund : Class I	[ ]
Fidelity Real Estate High Income Fund	[ ]

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund : Class A	[ ]
Fidelity Advisor Biotechnology Fund : Class M	[ ]
Fidelity Advisor Biotechnology Fund : Class C	[ ]
Fidelity Advisor Biotechnology Fund : Class I	[ ]
Fidelity Advisor Biotechnology Fund : Class Z	[ ]
Fidelity Advisor Communications Equipment Fund : Class A	[ ]
Fidelity Advisor Communications Equipment Fund : Class M	[ ]
Fidelity Advisor Communications Equipment Fund : Class C	[ ]
Fidelity Advisor Communications Equipment Fund : Class I	[ ]
Fidelity Advisor Consumer Discretionary Fund : Class A	[ ]
Fidelity Advisor Consumer Discretionary Fund : Class M	[ ]
Fidelity Advisor Consumer Discretionary Fund : Class C	[ ]
Fidelity Advisor Consumer Discretionary Fund : Class I	[ ]
Fidelity Advisor Consumer Discretionary Fund : Class Z	[ ]
Fidelity Advisor Energy Fund : Class A	[ ]
Fidelity Advisor Energy Fund : Class M	[ ]
Fidelity Advisor Energy Fund : Class C	[ ]
Fidelity Advisor Energy Fund : Class I	[ ]
Fidelity Advisor Energy Fund : Class Z	[ ]
Fidelity Advisor Financial Services Fund : Class A	[ ]
Fidelity Advisor Financial Services Fund : Class M	[ ]
Fidelity Advisor Financial Services Fund : Class C	[ ]

Fidelity Advisor Financial Services Fund : Class I	[ ]
Fidelity Advisor Financial Services Fund : Class Z	[ ]
Fidelity Advisor Global Real Estate Fund : Class A	[ ]
Fidelity Advisor Global Real Estate Fund : Class M	[ ]
Fidelity Advisor Global Real Estate Fund : Class C	[ ]
Fidelity Advisor Global Real Estate Fund : Class I	[ ]
Fidelity Advisor Global Real Estate Fund : Class Z	[ ]
Fidelity Advisor Health Care Fund : Class A	[ ]
Fidelity Advisor Health Care Fund : Class M	[ ]
Fidelity Advisor Health Care Fund : Class C	[ ]
Fidelity Advisor Health Care Fund : Class I	[ ]
Fidelity Advisor Health Care Fund : Class Z	[ ]
Fidelity Advisor Industrials Fund : Class A	[ ]
Fidelity Advisor Industrials Fund : Class M	[ ]
Fidelity Advisor Industrials Fund : Class C	[ ]
Fidelity Advisor Industrials Fund : Class I	[ ]
Fidelity Advisor Industrials Fund : Class Z	[ ]
Fidelity Advisor Real Estate Fund : Class A	[ ]
Fidelity Advisor Real Estate Fund : Class M	[ ]
Fidelity Advisor Real Estate Fund : Class C	[ ]
Fidelity Advisor Real Estate Fund : Class I	[ ]
Fidelity Advisor Real Estate Fund : Class Z	[ ]
Fidelity Advisor Semiconductors Fund : Class A	[ ]
Fidelity Advisor Semiconductors Fund : Class M	[ ]
Fidelity Advisor Semiconductors Fund : Class C	[ ]
Fidelity Advisor Semiconductors Fund : Class I	[ ]
Fidelity Advisor Semiconductors Fund : Class Z	[ ]
Fidelity Advisor Technology Fund : Class A	[ ]
Fidelity Advisor Technology Fund : Class M	[ ]
Fidelity Advisor Technology Fund : Class C	[ ]
Fidelity Advisor Technology Fund : Class I	[ ]
Fidelity Advisor Technology Fund : Class Z	[ ]
Fidelity Advisor Utilities Fund : Class A	[ ]
Fidelity Advisor Utilities Fund : Class M	[ ]
Fidelity Advisor Utilities Fund : Class C	[ ]
Fidelity Advisor Utilities Fund : Class I	[ ]
Fidelity Advisor Utilities Fund : Class Z	[ ]

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund : Class A	[ ]
Fidelity Advisor Diversified International Fund : Class M	[ ]
Fidelity Advisor Diversified International Fund : Class C	[ ]
Fidelity Advisor Diversified International Fund : Class I	[ ]
Fidelity Advisor Diversified International Fund : Class Z	[ ]
Fidelity Advisor Emerging Asia Fund : Class A	[ ]
Fidelity Advisor Emerging Asia Fund : Class M	[ ]
Fidelity Advisor Emerging Asia Fund : Class C	[ ]
Fidelity Advisor Emerging Asia Fund : Class I	[ ]
Fidelity Advisor Emerging Asia Fund : Class Z	[ ]
Fidelity Advisor Emerging Markets Fund : Class A	[ ]
Fidelity Advisor Emerging Markets Fund : Class M	[ ]
Fidelity Advisor Emerging Markets Fund : Class C	[ ]
Fidelity Advisor Emerging Markets Fund : Class I	[ ]
Fidelity Advisor Emerging Markets Fund : Class Z	[ ]
Fidelity Advisor Global Capital Appreciation Fund : Class A	[ ]
Fidelity Advisor Global Capital Appreciation Fund : Class M	[ ]
Fidelity Advisor Global Capital Appreciation Fund : Class C	[ ]
Fidelity Advisor Global Capital Appreciation Fund : Class I	[ ]
Fidelity Advisor Global Equity Income Fund : Class A	[ ]
Fidelity Advisor Global Equity Income Fund : Class M	[ ]
Fidelity Advisor Global Equity Income Fund : Class C	[ ]

Fidelity Advisor Global Equity Income Fund : Class I	[ ]
Fidelity Advisor Global Equity Income Fund : Class Z	[ ]
Fidelity Advisor International Capital Appreciation Fund : Class A	[ ]
Fidelity Advisor International Capital Appreciation Fund : Class M	[ ]
Fidelity Advisor International Capital Appreciation Fund : Class C	[ ]
Fidelity Advisor International Capital Appreciation Fund : Class I	[ ]
Fidelity Advisor International Capital Appreciation Fund : Class Z	[ ]
Fidelity Advisor Overseas Fund : Class A	[ ]
Fidelity Advisor Overseas Fund : Class M	[ ]
Fidelity Advisor Overseas Fund : Class C	[ ]
Fidelity Advisor Overseas Fund : Class I	[ ]
Fidelity Advisor Overseas Fund : Class Z	[ ]
Fidelity Advisor Value Leaders Fund : Class A	[ ]
Fidelity Advisor Value Leaders Fund : Class M	[ ]
Fidelity Advisor Value Leaders Fund : Class C	[ ]
Fidelity Advisor Value Leaders Fund : Class I	[ ]

FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund	[ ]
Fidelity Capital Appreciation Fund : Class K	[ ]
Fidelity Disciplined Equity Fund	[ ]
Fidelity Disciplined Equity Fund : Class K	[ ]
Fidelity Flex Small Cap Fund	[ ]
Fidelity Focused Stock Fund	[ ]
Fidelity Stock Selector All Cap Fund	[ ]
Fidelity Stock Selector All Cap Fund : Class K	[ ]
Fidelity Advisor Stock Selector All Cap Fund : Class A	[ ]
Fidelity Advisor Stock Selector All Cap Fund : Class M	[ ]
Fidelity Advisor Stock Selector All Cap Fund : Class C	[ ]
Fidelity Advisor Stock Selector All Cap Fund : Class I	[ ]
Fidelity Advisor Stock Selector All Cap Fund : Class Z	[ ]
Fidelity Stock Selector Small Cap Fund	[ ]
Fidelity Advisor Stock Selector Small Cap Fund : Class A	[ ]
Fidelity Advisor Stock Selector Small Cap Fund : Class M	[ ]
Fidelity Advisor Stock Selector Small Cap Fund : Class C	[ ]
Fidelity Advisor Stock Selector Small Cap Fund : Class I	[ ]
Fidelity Advisor Stock Selector Small Cap Fund : Class Z	[ ]
Fidelity Value Fund	[ ]
Fidelity Value Fund: Class K	[ ]

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index Tracking Stock	[ ]

FIDELITY COMMONWEALTH TRUST II	[ ]
Fidelity International Enhanced Index Fund	[ ]
Fidelity Large Cap Core Enhanced Index Fund	[ ]
Fidelity Large Cap Growth Enhanced Index Fund	[ ]
Fidelity Large Cap Value Enhanced Index Fund	[ ]
Fidelity Mid Cap Enhanced Index Fund	[ ]
Fidelity Small Cap Enhanced Index Fund	[ ]

FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund	[ ]
Fidelity Event Driven Opportunities Fund	[ ]
Fidelity Extended Market Index Fund	[ ]
Fidelity Flex 500 Index Fund	[ ]

Fidelity Flex Large Cap Value II Fund	[	]
Fidelity Founders Fund	[	]
Fidelity Advisor Founders Fund : Class A	[	]
Fidelity Advisor Founders Fund : Class M	[	]
Fidelity Advisor Founders Fund : Class C	[	]
Fidelity Advisor Founders Fund : Class I	[	]
Fidelity Advisor Founders Fund : Class Z	[	]
Fidelity International Index Fund	[	]
Fidelity Large Cap Stock Fund	[	]
Fidelity Large Cap Stock K6 Fund	[	]
Fidelity Mid-Cap Stock Fund	[	]
Fidelity Mid-Cap Stock Fund : Class K	[	]
Fidelity Mid-Cap Stock K6 Fund	[	]
Fidelity Nasdaq Composite Index Fund	[	]
Fidelity Series International Index Fund	[	]
Fidelity Series Small Cap Discovery Fund	[	]
Fidelity Series Total Market Index Fund	[	]
Fidelity Small Cap Discovery Fund	[	]
Fidelity Small Cap Stock Fund	[	]
Fidelity Small Cap Stock K6 Fund	[	]
Fidelity Total Market Index Fund	[	]
Fidelity ZERO Extended Market Index Fund	[	]
Fidelity ZERO International Index Fund	[	]
Fidelity ZERO Large Cap Index Fund	[	]
Fidelity ZERO Total Market Index Fund	[	]

FIDELITY CONTRAFUND
Fidelity Advisor New Insights Fund : Class A	[	]
Fidelity Advisor New Insights Fund : Class M	[	]
Fidelity Advisor New Insights Fund : Class C	[	]
Fidelity Advisor New Insights Fund : Class I	[	]
Fidelity Advisor New Insights Fund : Class Z	[	]
Fidelity Contrafund	[	]
Fidelity Contrafund : Class K	[	]
Fidelity Contrafund K6	[	]
Fidelity Flex Opportunistic Insights Fund	[	]
Fidelity Series Opportunistic Insights Fund	[	]

FIDELITY COVINGTON TRUST
Fidelity Dividend ETF for Rising Rates	[	]
Fidelity High Dividend ETF	[	]
Fidelity High Yield Factor ETF	[	]
Fidelity International High Dividend ETF	[	]
Fidelity International Value Factor ETF	[	]
Fidelity Low Volatility Factor ETF	[	]
Fidelity Momentum Factor ETF	[	]
Fidelity MSCI Communication Services Index ETF	[	]
Fidelity MSCI Consumer Discretionary Index ETF	[	]
Fidelity MSCI Consumer Staples Index ETF	[	]
Fidelity MSCI Energy Index ETF	[	]
Fidelity MSCI Financials Index ETF	[	]
Fidelity MSCI Health Care Index ETF	[	]
Fidelity MSCI Industrials Index ETF	[	]
Fidelity MSCI Information Technology Index ETF	[	]
Fidelity MSCI Materials Index ETF	[	]
Fidelity MSCI Real Estate Index ETF	[	]
Fidelity MSCI Utilities Index ETF	[	]
Fidelity Quality Factor ETF	[	]
Fidelity Small-Mid Factor ETF	[	]
Fidelity Stocks for Inflation ETF	[	]
Fidelity Targeted Emerging Markets Factor ETF	[	]
Fidelity Targeted International Factor ETF	[	]
Fidelity Value Factor ETF	[	]

FIDELITY DESTINY PORTFOLIOS
Fidelity Advisor Capital Development Fund : Class A	[	]
Fidelity Advisor Capital Development Fund : Class M	[	]
Fidelity Advisor Capital Development Fund : Class C	[	]
Fidelity Advisor Capital Development Fund : Class I	[	]
Fidelity Advisor Capital Development Fund : Class O	[	]
Fidelity Advisor Diversified Stock Fund : Class A	[	]
Fidelity Advisor Diversified Stock Fund : Class M	[	]
Fidelity Advisor Diversified Stock Fund : Class C	[	]
Fidelity Advisor Diversified Stock Fund : Class I	[	]
Fidelity Advisor Diversified Stock Fund : Class Z	[	]
Fidelity Advisor Diversified Stock Fund : Class O	[	]

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund	[	]
Fidelity Equity-Income Fund : Class K	[	]
Fidelity Equity-Income K6 Fund	[	]
Fidelity Flex Mid Cap Value Fund	[	]
Fidelity Mid Cap Value Fund	[	]
Fidelity Advisor Mid Cap Value Fund : Class A	[	]
Fidelity Advisor Mid Cap Value Fund : Class M	[	]
Fidelity Advisor Mid Cap Value Fund : Class C	[	]
Fidelity Advisor Mid Cap Value Fund : Class I	[	]
Fidelity Advisor Mid Cap Value Fund : Class Z	[	]
Fidelity Mid Cap Value K6 Fund	[	]
Fidelity Series All-Sector Equity Fund	[	]
Fidelity Series Stock Selector Large Cap Value Fund	[	]
Fidelity Series Value Discovery Fund	[	]
Fidelity Stock Selector Large Cap Value Fund	[	]
Fidelity Advisor Stock Selector Large Cap Value Fund : Class A	[	]
Fidelity Advisor Stock Selector Large Cap Value Fund : Class M	[	]
Fidelity Advisor Stock Selector Large Cap Value Fund : Class C	[	]
Fidelity Advisor Stock Selector Large Cap Value Fund : Class I	[	]
Fidelity Advisor Stock Selector Large Cap Value Fund : Class Z	[	]

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund	[	]
Fidelity Advisor Convertible Securities Fund : Class A	[	]
Fidelity Advisor Convertible Securities Fund : Class M	[	]
Fidelity Advisor Convertible Securities Fund : Class C	[	]
Fidelity Advisor Convertible Securities Fund : Class I	[	]
Fidelity Advisor Convertible Securities Fund : Class Z	[	]
Fidelity Equity Dividend Income Fund	[	]
Fidelity Equity Dividend Income Fund : Class K	[	]
Fidelity Independence Fund	[	]
Fidelity Independence Fund : Class K	[	]

FIDELITY HASTINGS STREET TRUST
Fidelity Fund	[	]
Fidelity Fund : Class K	[	]
Fidelity Growth Discovery Fund	[	]
Fidelity Growth Discovery Fund : Class K	[	]
Fidelity Mega Cap Stock Fund	[	]
Fidelity Advisor Mega Cap Stock Fund : Class A	[	]
Fidelity Advisor Mega Cap Stock Fund : Class M	[	]
Fidelity Advisor Mega Cap Stock Fund : Class C	[	]
Fidelity Advisor Mega Cap Stock Fund : Class I	[	]
Fidelity Advisor Mega Cap Stock Fund : Class Z	[	]
Fidelity Series Emerging Markets Debt Fund	[	]
Fidelity Series Large Cap Stock Fund	[	]

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund	[ ]
Fidelity Advisor Canada Fund : Class A	[ ]
Fidelity Advisor Canada Fund : Class M	[ ]
Fidelity Advisor Canada Fund : Class C	[ ]
Fidelity Advisor Canada Fund : Class I	[ ]
Fidelity Advisor Canada Fund : Class Z	[ ]
Fidelity China Region Fund	[ ]
Fidelity Advisor China Region Fund : Class A	[ ]
Fidelity Advisor China Region Fund : Class M	[ ]
Fidelity Advisor China Region Fund : Class C	[ ]
Fidelity Advisor China Region Fund : Class I	[ ]
Fidelity Advisor China Region Fund : Class Z	[ ]
Fidelity Diversified International Fund	[ ]
Fidelity Diversified International Fund : Class K	[ ]
Fidelity Diversified International K6 Fund	[ ]
Fidelity Emerging Asia Fund	[ ]
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	[ ]
Fidelity Advisor Emerging Europe, Middle East, Africa (EMEA) Fund : Class A	[ ]
Fidelity Advisor Emerging Europe, Middle East, Africa (EMEA) Fund : Class M	[ ]
Fidelity Advisor Emerging Europe, Middle East, Africa (EMEA) Fund : Class C	[ ]
Fidelity Advisor Emerging Europe, Middle East, Africa (EMEA) Fund : Class I	[ ]
Fidelity Emerging Markets Discovery Fund	[ ]
Fidelity Advisor Emerging Markets Discovery Fund : Class A	[ ]
Fidelity Advisor Emerging Markets Discovery Fund : Class M	[ ]
Fidelity Advisor Emerging Markets Discovery Fund : Class C	[ ]
Fidelity Advisor Emerging Markets Discovery Fund : Class I	[ ]
Fidelity Advisor Emerging Markets Discovery Fund : Class Z	[ ]
Fidelity Emerging Markets Fund	[ ]
Fidelity Emerging Markets Fund : Class K	[ ]
Fidelity Enduring Opportunities Fund	[ ]
Fidelity Europe Fund	[ ]
Fidelity Advisor Europe Fund : Class A	[ ]
Fidelity Advisor Europe Fund : Class M	[ ]
Fidelity Advisor Europe Fund : Class C	[ ]
Fidelity Advisor Europe Fund : Class I	[ ]
Fidelity Advisor Europe Fund : Class Z	[ ]
Fidelity Flex International Fund	[ ]
Fidelity Global Commodity Stock Fund	[ ]
Fidelity Advisor Global Commodity Stock Fund : Class A	[ ]
Fidelity Advisor Global Commodity Stock Fund : Class M	[ ]
Fidelity Advisor Global Commodity Stock Fund : Class C	[ ]
Fidelity Advisor Global Commodity Stock Fund : Class I	[ ]
Fidelity Advisor Global Commodity Stock Fund : Class Z	[ ]
Fidelity Global Equity Income Fund	[ ]
Fidelity Infrastructure Fund	[ ]
Fidelity International Capital Appreciation Fund	[ ]
Fidelity International Capital Appreciation K6 Fund	[ ]
Fidelity International Discovery Fund	[ ]
Fidelity International Discovery Fund : Class K	[ ]
Fidelity Advisor International Discovery Fund : Class A	[ ]
Fidelity Advisor International Discovery Fund : Class M	[ ]
Fidelity Advisor International Discovery Fund : Class C	[ ]
Fidelity Advisor International Discovery Fund : Class I	[ ]
Fidelity Advisor International Discovery Fund : Class Z	[ ]
Fidelity International Discovery K6 Fund	[ ]
Fidelity International Growth Fund	[ ]
Fidelity Advisor International Growth Fund : Class A	[ ]

Fidelity Advisor International Growth Fund : Class M	[ ]
Fidelity Advisor International Growth Fund : Class C	[ ]
Fidelity Advisor International Growth Fund : Class I	[ ]
Fidelity Advisor International Growth Fund : Class Z	[ ]
Fidelity International Small Cap Fund	[ ]
Fidelity Advisor International Small Cap Fund : Class A	[ ]
Fidelity Advisor International Small Cap Fund : Class M	[ ]
Fidelity Advisor International Small Cap Fund : Class C	[ ]
Fidelity Advisor International Small Cap Fund : Class I	[ ]
Fidelity Advisor International Small Cap Fund : Class Z	[ ]
Fidelity International Small Cap Opportunities Fund	[ ]
Fidelity Advisor International Small Cap Opportunities Fund : Class A	[ ]
Fidelity Advisor International Small Cap Opportunities Fund : Class M	[ ]
Fidelity Advisor International Small Cap Opportunities Fund : Class C	[ ]
Fidelity Advisor International Small Cap Opportunities Fund : Class I	[ ]
Fidelity Advisor International Small Cap Opportunities Fund : Class Z	[ ]
Fidelity International Value Fund	[ ]
Fidelity Advisor International Value Fund : Class A	[ ]
Fidelity Advisor International Value Fund : Class M	[ ]
Fidelity Advisor International Value Fund : Class C	[ ]
Fidelity Advisor International Value Fund : Class I	[ ]
Fidelity Advisor International Value Fund : Class Z	[ ]
Fidelity Japan Fund	[ ]
Fidelity Advisor Japan Fund : Class A	[ ]
Fidelity Advisor Japan Fund : Class M	[ ]
Fidelity Advisor Japan Fund : Class C	[ ]
Fidelity Advisor Japan Fund : Class I	[ ]
Fidelity Advisor Japan Fund : Class Z	[ ]
Fidelity Japan Smaller Companies Fund	[ ]
Fidelity Latin America Fund	[ ]
Fidelity Advisor Latin America Fund : Class A	[ ]
Fidelity Advisor Latin America Fund : Class M	[ ]
Fidelity Advisor Latin America Fund : Class C	[ ]
Fidelity Advisor Latin America Fund : Class I	[ ]
Fidelity Advisor Latin America Fund : Class Z	[ ]
Fidelity Nordic Fund	[ ]
Fidelity Overseas Fund	[ ]
Fidelity Overseas Fund : Class K	[ ]
Fidelity Pacific Basin Fund	[ ]
Fidelity SAI International SMA Completion Fund	[ ]
Fidelity Series Canada Fund	[ ]
Fidelity Series Emerging Markets Fund	[ ]
Fidelity Series Emerging Markets Opportunities Fund	[ ]
Fidelity Series International Growth Fund	[ ]
Fidelity Series International Small Cap Fund	[ ]
Fidelity Series International Value Fund	[ ]
Fidelity Series Overseas Fund	[ ]
Fidelity Total Emerging Markets Fund	[ ]
Fidelity Advisor Total Emerging Markets Fund : Class A	[ ]
Fidelity Advisor Total Emerging Markets Fund : Class M	[ ]
Fidelity Advisor Total Emerging Markets Fund : Class C	[ ]
Fidelity Advisor Total Emerging Markets Fund : Class I	[ ]
Fidelity Advisor Total Emerging Markets Fund : Class Z	[ ]
Fidelity Total International Equity Fund	[ ]
Fidelity Advisor Total International Equity Fund : Class A	[ ]
Fidelity Advisor Total International Equity Fund : Class M	[ ]
Fidelity Advisor Total International Equity Fund : Class C	[ ]
Fidelity Advisor Total International Equity Fund : Class I	[ ]
Fidelity Advisor Total International Equity Fund : Class Z	[ ]
Fidelity Worldwide Fund	[ ]
Fidelity Advisor Worldwide Fund : Class A	[ ]

Fidelity Advisor Worldwide Fund : Class M	[ ]
Fidelity Advisor Worldwide Fund : Class C	[ ]
Fidelity Advisor Worldwide Fund : Class I	[ ]
Fidelity Advisor Worldwide Fund : Class Z	[ ]

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund	[ ]
Fidelity Magellan Fund : Class K	[ ]
Fidelity Magellan K6 Fund	[ ]

FIDELITY MT. VERNON STREET TRUST
Fidelity Flex Mid Cap Growth Fund	[ ]
Fidelity Growth Company Fund	[ ]
Fidelity Growth Company Fund : Class K	[ ]
Fidelity Growth Company K6 Fund	[ ]
Fidelity Growth Strategies Fund	[ ]
Fidelity Growth Strategies Fund : Class K	[ ]
Fidelity Growth Strategies K6 Fund	[ ]
Fidelity New Millennium Fund	[ ]
Fidelity Series Growth Company Fund	[ ]

FIDELITY PURITAN TRUST
Fidelity Balanced Fund	[ ]
Fidelity Balanced Fund : Class K	[ ]
Fidelity Balanced K6 Fund	[ ]
Fidelity Flex Intrinsic Opportunities Fund	[ ]
Fidelity Low-Priced Stock Fund	[ ]
Fidelity Low-Priced Stock Fund : Class K	[ ]
Fidelity Low-Priced Stock K6 Fund	[ ]
Fidelity Puritan Fund	[ ]
Fidelity Puritan Fund : Class K	[ ]
Fidelity Puritan K6 Fund	[ ]
Fidelity Series Intrinsic Opportunities Fund	[ ]
Fidelity Value Discovery Fund	[ ]
Fidelity Value Discovery Fund : Class K	[ ]
Fidelity Value Discovery K6 Fund	[ ]

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund	[ ]
Fidelity Blue Chip Growth Fund : Class K	[ ]
Fidelity Blue Chip Growth K6 Fund	[ ]
Fidelity Blue Chip Value Fund	[ ]
Fidelity Dividend Growth Fund	[ ]
Fidelity Dividend Growth Fund : Class K	[ ]
Fidelity Flex Large Cap Growth Fund	[ ]
Fidelity Growth & Income Portfolio	[ ]
Fidelity Growth & Income Portfolio : Class K	[ ]
Fidelity Leveraged Company Stock Fund	[ ]
Fidelity Leveraged Company Stock Fund : Class K	[ ]
Fidelity OTC K6 Portfolio	[ ]
Fidelity OTC Portfolio	[ ]
Fidelity OTC Portfolio : Class K	[ ]
Fidelity Real Estate Income Fund	[ ]
Fidelity Advisor Real Estate Income Fund : Class A	[ ]
Fidelity Advisor Real Estate Income Fund : Class M	[ ]
Fidelity Advisor Real Estate Income Fund : Class C	[ ]
Fidelity Advisor Real Estate Income Fund : Class I	[ ]
Fidelity Advisor Real Estate Income Fund : Class Z	[ ]
Fidelity Series Blue Chip Growth Fund	[ ]
Fidelity Series Real Estate Income Fund	[ ]
Fidelity Series Small Cap Opportunities Fund	[ ]

Fidelity Small Cap Growth Fund	[ ]
Fidelity Advisor Small Cap Growth Fund : Class A	[ ]
Fidelity Advisor Small Cap Growth Fund : Class M	[ ]
Fidelity Advisor Small Cap Growth Fund : Class C	[ ]
Fidelity Advisor Small Cap Growth Fund : Class I	[ ]
Fidelity Advisor Small Cap Growth Fund : Class Z	[ ]
Fidelity Small Cap Growth K6 Fund	[ ]
Fidelity Small Cap Value Fund	[ ]
Fidelity Advisor Small Cap Value Fund : Class A	[ ]
Fidelity Advisor Small Cap Value Fund : Class M	[ ]
Fidelity Advisor Small Cap Value Fund : Class C	[ ]
Fidelity Advisor Small Cap Value Fund : Class I	[ ]
Fidelity Advisor Small Cap Value Fund : Class Z	[ ]

FIDELITY SELECT PORTFOLIOS
Fidelity Flex Real Estate Fund	[ ]
Fidelity International Real Estate Fund	[ ]
Fidelity Advisor International Real Estate Fund : Class A	[ ]
Fidelity Advisor International Real Estate Fund : Class M	[ ]
Fidelity Advisor International Real Estate Fund : Class C	[ ]
Fidelity Advisor International Real Estate Fund : Class I	[ ]
Fidelity Advisor International Real Estate Fund : Class Z	[ ]
Fidelity Real Estate Investment Portfolio	[ ]
Fidelity Telecom and Utilities Fund	[ ]
Select Air Transportation Portfolio	[ ]
Select Automotive Portfolio	[ ]
Select Banking Portfolio	[ ]
Select Biotechnology Portfolio	[ ]
Select Brokerage and Investment Management Portfolio	[ ]
Select Chemicals Portfolio	[ ]
Select Communication Services Portfolio	[ ]
Fidelity Advisor Communication Services Fund : Class A	[ ]
Fidelity Advisor Communication Services Fund : Class M	[ ]
Fidelity Advisor Communication Services Fund : Class C	[ ]
Fidelity Advisor Communication Services Fund : Class I	[ ]
Fidelity Advisor Communication Services Fund : Class Z	[ ]
Select Communications Equipment Portfolio	[ ]
Select Computers Portfolio	[ ]
Select Construction and Housing Portfolio	[ ]
Select Consumer Discretionary Portfolio	[ ]
Select Consumer Finance Portfolio	[ ]
Select Consumer Staples Portfolio	[ ]
Fidelity Advisor Consumer Staples Fund : Class A	[ ]
Fidelity Advisor Consumer Staples Fund : Class M	[ ]
Fidelity Advisor Consumer Staples Fund : Class C	[ ]
Fidelity Advisor Consumer Staples Fund : Class I	[ ]
Fidelity Advisor Consumer Staples Fund : Class Z	[ ]
Select Defense and Aerospace Portfolio	[ ]
Select Energy Portfolio	[ ]
Select Energy Service Portfolio	[ ]
Select Environment and Alternative Energy Portfolio	[ ]
Select Financial Services Portfolio	[ ]
Select Gold Portfolio	[ ]
Fidelity Advisor Gold Fund : Class A	[ ]
Fidelity Advisor Gold Fund : Class M	[ ]
Fidelity Advisor Gold Fund : Class C	[ ]
Fidelity Advisor Gold Fund : Class I	[ ]
Fidelity Advisor Gold Fund : Class Z	[ ]
Select Health Care Portfolio	[ ]
Select Health Care Services Portfolio	[ ]
Select Industrials Portfolio	[ ]

Select Insurance Portfolio	[ ]
Select IT Services Portfolio	[ ]
Select Leisure Portfolio	[ ]
Select Materials Portfolio	[ ]
Fidelity Advisor Materials Fund : Class A	[ ]
Fidelity Advisor Materials Fund : Class M	[ ]
Fidelity Advisor Materials Fund : Class C	[ ]
Fidelity Advisor Materials Fund : Class I	[ ]
Fidelity Advisor Materials Fund : Class Z	[ ]
Select Medical Technology and Devices Portfolio	[ ]
Select Natural Gas Portfolio	[ ]
Select Natural Resources Portfolio	[ ]
Select Pharmaceuticals Portfolio	[ ]
Select Retailing Portfolio	[ ]
Select Semiconductors Portfolio	[ ]
Select Software and IT Services Portfolio	[ ]
Select Technology Portfolio	[ ]
Select Telecommunications Portfolio	[ ]
Fidelity Advisor Telecommunications Fund : Class A	[ ]
Fidelity Advisor Telecommunications Fund : Class M	[ ]
Fidelity Advisor Telecommunications Fund : Class C	[ ]
Fidelity Advisor Telecommunications Fund : Class I	[ ]
Fidelity Advisor Telecommunications Fund : Class Z	[ ]
Select Transportation Portfolio	[ ]
Select Utilities Portfolio	[ ]
Select Wireless Portfolio	[ ]

FIDELITY SUMMER STREET TRUST
Fidelity Capital & Income Fund	[ ]
Fidelity Export and Multinational Fund	[ ]
Fidelity Export and Multinational Fund : Class K	[ ]
Fidelity Focused High Income Fund	[ ]
Fidelity Global High Income Fund	[ ]
Fidelity Advisor Global High Income Fund : Class A	[ ]
Fidelity Advisor Global High Income Fund : Class M	[ ]
Fidelity Advisor Global High Income Fund : Class C	[ ]
Fidelity Advisor Global High Income Fund : Class I	[ ]
Fidelity High Income Fund	[ ]
Fidelity Advisor High Income Fund : Class A	[ ]
Fidelity Advisor High Income Fund : Class M	[ ]
Fidelity Advisor High Income Fund : Class C	[ ]
Fidelity Advisor High Income Fund : Class I	[ ]
Fidelity Advisor High Income Fund : Class Z	[ ]
Fidelity New Markets Income Fund	[ ]
Fidelity Advisor New Markets Income Fund : Class A	[ ]
Fidelity Advisor New Markets Income Fund : Class M	[ ]
Fidelity Advisor New Markets Income Fund : Class C	[ ]
Fidelity Advisor New Markets Income Fund : Class I	[ ]
Fidelity Advisor New Markets Income Fund : Class Z	[ ]
Fidelity Series Floating Rate High Income Fund	[ ]
Fidelity Series High Income Fund	[ ]
Fidelity Short Duration High Income Fund	[ ]
Fidelity Advisor Short Duration High Income Fund : Class A	[ ]
Fidelity Advisor Short Duration High Income Fund : Class M	[ ]
Fidelity Advisor Short Duration High Income Fund : Class C	[ ]
Fidelity Advisor Short Duration High Income Fund : Class I	[ ]
Fidelity Advisor Short Duration High Income Fund : Class Z	[ ]
Fidelity U.S. Low Volatility Equity Fund	[ ]
Fidelity Women’s Leadership Fund	[ ]
Fidelity Advisor Women’s Leadership Fund : Class A	[ ]
Fidelity Advisor Women’s Leadership Fund : Class M	[ ]
Fidelity Advisor Women’s Leadership Fund : Class C	[ ]
Fidelity Advisor Women’s Leadership Fund : Class I	[ ]
Fidelity Advisor Women’s Leadership Fund : Class Z	[ ]

FIDELITY TREND FUND
Fidelity Trend Fund	[ ]

APPENDIX F

To the knowledge of the trusts, substantial (5% or more) record and/or beneficial ownership of each fund or class on [    ] was as follows:

FIDELITY ADVISOR SERIES I Fund or Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR SERIES VII Fund or Class Name	Owner Name	City	State	Ownership%

FIDELITY ADVISOR SERIES VIII Fund or Class Name	Owner Name	City	State	Ownership%

FIDELITY CAPITAL TRUST Fund or Class Name	Owner Name	City	State	Ownership%

FIDELITY COMMONWEALTH TRUST Fund Name	Owner Name	City	State	Ownership%

FIDELITY COMMONWEALTH TRUST II Fund Name	Owner Name	City	State	Ownership%

FIDELITY CONCORD STREET TRUST Fund or Class Name	Owner Name	City	State	Ownership%

FIDELITY CONTRAFUND Fund or Class Name	Owner Name	City	State	Ownership%

FIDELITY COVINGTON TRUST Fund Name	Owner Name	City	State	Ownership%

FIDELITY DESTINY PORTFOLIOS Fund or Class Name	Owner Name	City	State	Ownership%

FIDELITY DEVONSHIRE TRUST Fund or Class Name	Owner Name	City	State	Ownership%

FIDELITY FINANCIAL TRUST Fund or Class Name	Owner Name	City	State	Ownership%

FIDELITY HASTINGS STREET TRUST Fund or Class Name	Owner Name	City	State	Ownership%

FIDELITY INVESTMENT TRUST Fund or Class Name	Owner Name	City	State	Ownership%

FIDELITY MAGELLAN FUND Fund or Class Name	Owner Name	City	State	Ownership%

FIDELITY MT. VERNON STREET TRUST Fund or Class Name	Owner Name	City	State	Ownership%

FIDELITY PURITAN TRUST Fund or Class Name	Owner Name	City	State	Ownership%

FIDELITY SECURITIES FUND Fund or Class Name	Owner Name	City	State	Ownership%

FIDELITY SELECT PORTFOLIOS Fund or Class Name	Owner Name	City	State	Ownership%

FIDELITY SUMMER STREET TRUST Fund or Class Name	Owner Name	City	State	Ownership%

FIDELITY TREND FUND Fund Name Fidelity Trend Fund	Owner Name	City	State	Ownership%

[To the knowledge of the trusts, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

A shareholder owning of record or beneficially more than 25% of a fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.]

APPENDIX G

The following chart lists the lengths of service of each current Trustee or Advisory Board Member of each trust.

	Interested Trustees*		Advisory Board Members
Trust	Jonathan Chiel	James C. Curvey	Vicki L. Fuller	Peter S. Lynch	Patricia L. Kampling	Susan Tomasky

Fidelity Advisor Series I	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Advisor Series VII	n/a	Trustee 2018	Advisory Board Member 2018	Advisory Board Member 2018	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Advisor Series VIII	Trustee 2016	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Capital Trust	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Commonwealth Trust	n/a	Trustee 2018	Advisory Board Member 2018	Advisory Board Member 2018	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Commonwealth Trust II	n/a	Trustee 2018	Advisory Board Member 2018	Advisory Board Member 2018	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Concord Street Trust	Trustee 2016	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Contrafund	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Covington Trust	n/a	Trustee 2018	Advisory Board Member 2018	Advisory Board Member 2018	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Destiny Portfolios	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Devonshire Trust	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Financial Trust	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Hastings Street Trust	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Investment Trust	Trustee 2016	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Magellan Fund	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Mt. Vernon Street Trust	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Puritan Trust	Trustee 2016	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Securities Fund	Trustee 2016	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Select Portfolios	n/a	Trustee 2018	Advisory Board Member 2018	Advisory Board Member 2018	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Summer Street Trust	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

Fidelity Trend Fund	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2003	Advisory Board Member 2020	Advisory Board Member 2020

*	Trustee has been determined to be “interested” by virtue of, among other things, his affiliation with a trust or various entities under common control with FMR.

Independent Trustees
Trust	Dennis J. Dirks	Donald F. Donahue	Alan J. Lacy	Ned C. Lautenbach	Joseph Mauriello	Cornelia M. Small	Garnett A. Smith	David M. Thomas	Michael E. Wiley

Fidelity Advisor Series I	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018

Fidelity Advisor Series VII	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2013	Trustee 2018	Trustee 2008

Fidelity Advisor Series VIII	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Advisory Board Member 2018

Fidelity Capital Trust	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018

Fidelity Commonwealth Trust	Trustee 2018	Trustee 2017	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2017	Trustee 2018	Trustee 2017

Fidelity Commonwealth Trust II	Trustee 2018	Trustee 2017	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2017	Trustee 2018	Trustee 2017

Fidelity Concord Street Trust	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Advisory Board Member 2018

Fidelity Contrafund	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018

Fidelity Covington Trust	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2013	Trustee 2018	Trustee 2013

Fidelity Destiny Portfolios	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018

Fidelity Devonshire Trust	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018

Fidelity Financial Trust	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018

Fidelity Hastings Street Trust	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018

Fidelity Investment Trust	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Advisory Board Member 2018

Fidelity Magellan Fund	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018

Fidelity Mt. Vernon Street Trust	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018

Fidelity Puritan Trust	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Advisory Board Member 2018

Fidelity Securities Fund	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Advisory Board Member 2018

Fidelity Select Portfolios	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2013	Trustee 2018	Trustee 2008

Fidelity Summer Street Trust	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018

Fidelity Trend Fund	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018

APPENDIX H

The following table provides the number of meetings the Board of Trustees and each standing committee held during each of the fiscal year ends listed in the table. See Appendix A for each fund’s fiscal year end.

Number of Meetings
Fiscal Year End	Board of Trustees		Operations Committee		Fair Value Oversight Committee		Equity Committee I		Equity Committee II		Shareholder, Distribution and Brokerage Committee		Audit Committee		Governance and Nominating Committee		Compliance Committee		Proxy Voting Committee		Research Committee		Sector and ETF Committee
3/31/19	8		12		6		7		7		6		4		7		4		4		7		3
4/30/19	8		12		6		7		7		6		4		7		4		4		7		3
6/30/19	8		12		6		7		7		6		4		7		4		3		7		3
7/31/19	8		12		6		7		7		6		4		7		4		3		7		3
8/31/19	8		12		6		7		7		6		4		7		4		3		7		3
9/30/19	8		12		5		7		7		5		4		7		4		3		7		3
10/31/19	8		12		5		7		7		6		4		7		5		3		7		3
11/30/19	8		12		5		7		7		6		4		7		5		3		7		2
12/31/19	[	]	12		5		7		7		6		4		7		5		3		7		2
1/31/20	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]
2/29/20	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]	[	]

H-1

APPENDIX I

Information regarding nominee and Trustee ownership of fund shares as of [  ] is provided below.

Interested Nominees

Dollar range of fund shares as of [ ]	Bettina Doulton	Robert A. Lawrence

FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund	[ ]	[ ]
Fidelity Advisor Dividend Growth Fund	[ ]	[ ]
Fidelity Advisor Equity Growth Fund	[ ]	[ ]
Fidelity Advisor Equity Income Fund	[ ]	[ ]
Fidelity Advisor Equity Value Fund	[ ]	[ ]
Fidelity Advisor Floating Rate High Income Fund	[ ]	[ ]
Fidelity Advisor Growth & Income Fund	[ ]	[ ]
Fidelity Advisor Growth Opportunities Fund	[ ]	[ ]
Fidelity Advisor High Income Advantage Fund	[ ]	[ ]
Fidelity Advisor Large Cap Fund	[ ]	[ ]
Fidelity Advisor Leveraged Company Stock Fund	[ ]	[ ]
Fidelity Advisor Mid Cap II Fund	[ ]	[ ]
Fidelity Advisor Series Equity Growth Fund	[ ]	[ ]
Fidelity Advisor Series Growth Opportunities Fund	[ ]	[ ]
Fidelity Advisor Series Small Cap Fund	[ ]	[ ]
Fidelity Advisor Small Cap Fund	[ ]	[ ]
Fidelity Advisor Stock Selector Mid Cap Fund	[ ]	[ ]
Fidelity Advisor Value Fund	[ ]	[ ]
Fidelity Advisor Value Strategies Fund	[ ]	[ ]
Fidelity Real Estate High Income Fund	[ ]	[ ]

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	[ ]	[ ]
Fidelity Advisor Communications Equipment Fund	[ ]	[ ]
Fidelity Advisor Consumer Discretionary Fund	[ ]	[ ]
Fidelity Advisor Energy Fund	[ ]	[ ]
Fidelity Advisor Financial Services Fund	[ ]	[ ]
Fidelity Advisor Global Real Estate Fund	[ ]	[ ]
Fidelity Advisor Health Care Fund	[ ]	[ ]
Fidelity Advisor Industrials Fund	[ ]	[ ]
Fidelity Advisor Real Estate Fund	[ ]	[ ]
Fidelity Advisor Semiconductors Fund	[ ]	[ ]
Fidelity Advisor Technology Fund	[ ]	[ ]
Fidelity Advisor Utilities Fund	[ ]	[ ]

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund	[ ]	[ ]
Fidelity Advisor Emerging Asia Fund	[ ]	[ ]
Fidelity Advisor Emerging Markets Fund	[ ]	[ ]
Fidelity Advisor Global Capital Appreciation Fund	[ ]	[ ]
Fidelity Advisor Global Equity Income Fund	[ ]	[ ]
Fidelity Advisor International Capital Appreciation Fund	[ ]	[ ]
Fidelity Advisor Overseas Fund	[ ]	[ ]
Fidelity Advisor Value Leaders Fund	[ ]	[ ]

FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund	[ ]	[ ]
Fidelity Disciplined Equity Fund	[ ]	[ ]
Fidelity Flex Small Cap Fund	[ ]	[ ]
Fidelity Focused Stock Fund	[ ]	[ ]
Fidelity Stock Selector All Cap Fund	[ ]	[ ]
Fidelity Stock Selector Small Cap Fund	[ ]	[ ]
Fidelity Value Fund	[ ]	[ ]

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index Tracking Stock	[ ]	[ ]

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund	[ ]	[ ]
Fidelity Large Cap Core Enhanced Index Fund	[ ]	[ ]
Fidelity Large Cap Growth Enhanced Index Fund	[ ]	[ ]
Fidelity Large Cap Value Enhanced Index Fund	[ ]	[ ]
Fidelity Mid Cap Enhanced Index Fund	[ ]	[ ]
Fidelity Small Cap Enhanced Index Fund	[ ]	[ ]

FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund	[ ]	[ ]
Fidelity Event Driven Opportunities Fund	[ ]	[ ]
Fidelity Extended Market Index Fund	[ ]	[ ]
Fidelity Flex 500 Index Fund	[ ]	[ ]
Fidelity Flex Large Cap Value II Fund	[ ]	[ ]
Fidelity Founders Fund	[ ]	[ ]
Fidelity International Index Fund	[ ]	[ ]
Fidelity Large Cap Stock Fund	[ ]	[ ]
Fidelity Large Cap Stock K6 Fund	[ ]	[ ]
Fidelity Mid-Cap Stock Fund	[ ]	[ ]
Fidelity Mid-Cap Stock K6 Fund	[ ]	[ ]
Fidelity Nasdaq Composite Index Fund	[ ]	[ ]
Fidelity Series International Index Fund	[ ]	[ ]
Fidelity Series Small Cap Discovery Fund	[ ]	[ ]
Fidelity Series Total Market Index Fund	[ ]	[ ]
Fidelity Small Cap Discovery Fund	[ ]	[ ]
Fidelity Small Cap Stock Fund	[ ]	[ ]
Fidelity Small Cap Stock K6 Fund	[ ]	[ ]
Fidelity Total Market Index Fund	[ ]	[ ]
Fidelity ZERO Extended Market Index Fund	[ ]	[ ]
Fidelity ZERO International Index Fund	[ ]	[ ]
Fidelity ZERO Large Cap Index Fund	[ ]	[ ]
Fidelity ZERO Total Market Index Fund	[ ]	[ ]

FIDELITY CONTRAFUND
Fidelity Advisor New Insights Fund	[ ]	[ ]
Fidelity Contrafund	[ ]	[ ]
Fidelity Contrafund K6	[ ]	[ ]
Fidelity Flex Opportunistic Insights Fund	[ ]	[ ]
Fidelity Series Opportunistic Insights Fund	[ ]	[ ]

FIDELITY COVINGTON TRUST
Fidelity Dividend ETF for Rising Rates	[ ]	[ ]
Fidelity High Dividend ETF	[ ]	[ ]
Fidelity High Yield Factor ETF	[ ]	[ ]
Fidelity International High Dividend ETF	[ ]	[ ]
Fidelity International Value Factor ETF	[ ]	[ ]
Fidelity Low Volatility Factor ETF	[ ]	[ ]
Fidelity Momentum Factor ETF	[ ]	[ ]
Fidelity MSCI Communication Services Index ETF	[ ]	[ ]
Fidelity MSCI Consumer Discretionary Index ETF	[ ]	[ ]
Fidelity MSCI Consumer Staples Index ETF	[ ]	[ ]
Fidelity MSCI Energy Index ETF	[ ]	[ ]
Fidelity MSCI Financials Index ETF	[ ]	[ ]
Fidelity MSCI Health Care Index ETF	[ ]	[ ]
Fidelity MSCI Industrials Index ETF	[ ]	[ ]
Fidelity MSCI Information Technology Index ETF	[ ]	[ ]
Fidelity MSCI Materials Index ETF	[ ]	[ ]

Fidelity MSCI Real Estate Index ETF	[ ]	[ ]
Fidelity MSCI Utilities Index ETF	[ ]	[ ]
Fidelity Quality Factor ETF	[ ]	[ ]
Fidelity Small-Mid Factor ETF	[ ]	[ ]
Fidelity Stocks for Inflation ETF	[ ]	[ ]
Fidelity Targeted Emerging Markets Factor ETF	[ ]	[ ]
Fidelity Targeted International Factor ETF	[ ]	[ ]
Fidelity Value Factor ETF	[ ]	[ ]

FIDELITY DESTINY PORTFOLIOS
Fidelity Advisor Capital Development Fund	[ ]	[ ]
Fidelity Advisor Diversified Stock Fund	[ ]	[ ]

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund	[ ]	[ ]
Fidelity Equity-Income K6 Fund	[ ]	[ ]
Fidelity Flex Mid Cap Value Fund	[ ]	[ ]
Fidelity Mid Cap Value Fund	[ ]	[ ]
Fidelity Mid Cap Value K6 Fund	[ ]	[ ]
Fidelity Series All-Sector Equity Fund	[ ]	[ ]
Fidelity Series Stock Selector Large Cap Value Fund	[ ]	[ ]
Fidelity Series Value Discovery Fund	[ ]	[ ]
Fidelity Stock Selector Large Cap Value Fund	[ ]	[ ]

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund	[ ]	[ ]
Fidelity Equity Dividend Income Fund	[ ]	[ ]
Fidelity Independence Fund	[ ]	[ ]

FIDELITY HASTINGS STREET TRUST
Fidelity Fund	[ ]	[ ]
Fidelity Growth Discovery Fund	[ ]	[ ]
Fidelity Mega Cap Stock Fund	[ ]	[ ]
Fidelity Series Emerging Markets Debt Fund	[ ]	[ ]
Fidelity Series Large Cap Stock Fund	[ ]	[ ]

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund	[ ]	[ ]
Fidelity China Region Fund	[ ]	[ ]
Fidelity Diversified International Fund	[ ]	[ ]
Fidelity Diversified International K6 Fund	[ ]	[ ]
Fidelity Emerging Asia Fund	[ ]	[ ]
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	[ ]	[ ]
Fidelity Emerging Markets Discovery Fund	[ ]	[ ]
Fidelity Emerging Markets Fund	[ ]	[ ]
Fidelity Enduring Opportunities Fund	[ ]	[ ]
Fidelity Europe Fund	[ ]	[ ]
Fidelity Flex International Fund	[ ]	[ ]
Fidelity Global Commodity Stock Fund	[ ]	[ ]
Fidelity Global Equity Income Fund	[ ]	[ ]
Fidelity Infrastructure Fund	[ ]	[ ]
Fidelity International Capital Appreciation Fund	[ ]	[ ]
Fidelity International Capital Appreciation K6 Fund	[ ]	[ ]
Fidelity International Discovery Fund	[ ]	[ ]
Fidelity International Discovery K6 Fund	[ ]	[ ]
Fidelity International Growth Fund	[ ]	[ ]
Fidelity International Small Cap Fund	[ ]	[ ]
Fidelity International Small Cap Opportunities Fund	[ ]	[ ]
Fidelity International Value Fund	[ ]	[ ]
Fidelity Japan Fund	[ ]	[ ]
Fidelity Japan Smaller Companies Fund	[ ]	[ ]

Fidelity Latin America Fund	[ ]	[ ]
Fidelity Nordic Fund	[ ]	[ ]
Fidelity Overseas Fund	[ ]	[ ]
Fidelity Pacific Basin Fund	[ ]	[ ]
Fidelity SAI International SMA Completion Fund	[ ]	[ ]
Fidelity Series Canada Fund	[ ]	[ ]
Fidelity Series Emerging Markets Fund	[ ]	[ ]
Fidelity Series Emerging Markets Opportunities Fund	[ ]	[ ]
Fidelity Series International Growth Fund	[ ]	[ ]
Fidelity Series International Small Cap Fund	[ ]	[ ]
Fidelity Series International Value Fund	[ ]	[ ]
Fidelity Series Overseas Fund	[ ]	[ ]
Fidelity Total Emerging Markets Fund	[ ]	[ ]
Fidelity Total International Equity Fund	[ ]	[ ]
Fidelity Worldwide Fund	[ ]	[ ]

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund	[ ]	[ ]
Fidelity Magellan K6 Fund	[ ]	[ ]

FIDELITY MT. VERNON STREET TRUST
Fidelity Flex Mid Cap Growth Fund	[ ]	[ ]
Fidelity Growth Company Fund	[ ]	[ ]
Fidelity Growth Company K6 Fund	[ ]	[ ]
Fidelity Growth Strategies Fund	[ ]	[ ]
Fidelity Growth Strategies K6 Fund	[ ]	[ ]
Fidelity New Millennium Fund	[ ]	[ ]
Fidelity Series Growth Company Fund	[ ]	[ ]

FIDELITY PURITAN TRUST
Fidelity Balanced Fund	[ ]	[ ]
Fidelity Balanced K6 Fund	[ ]	[ ]
Fidelity Flex Intrinsic Opportunities Fund	[ ]	[ ]
Fidelity Low-Priced Stock Fund	[ ]	[ ]
Fidelity Low-Priced Stock K6 Fund	[ ]	[ ]
Fidelity Puritan Fund	[ ]	[ ]
Fidelity Puritan K6 Fund	[ ]	[ ]
Fidelity Series Intrinsic Opportunities Fund	[ ]	[ ]
Fidelity Value Discovery Fund	[ ]	[ ]
Fidelity Value Discovery K6 Fund	[ ]	[ ]

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund	[ ]	[ ]
Fidelity Blue Chip Growth K6 Fund	[ ]	[ ]
Fidelity Blue Chip Value Fund	[ ]	[ ]
Fidelity Dividend Growth Fund	[ ]	[ ]
Fidelity Flex Large Cap Growth Fund	[ ]	[ ]
Fidelity Growth & Income Portfolio	[ ]	[ ]
Fidelity Leveraged Company Stock Fund	[ ]	[ ]
Fidelity OTC K6 Portfolio	[ ]	[ ]
Fidelity OTC Portfolio	[ ]	[ ]
Fidelity Real Estate Income Fund	[ ]	[ ]
Fidelity Series Blue Chip Growth Fund	[ ]	[ ]
Fidelity Series Real Estate Income Fund	[ ]	[ ]
Fidelity Series Small Cap Opportunities Fund	[ ]	[ ]
Fidelity Small Cap Growth Fund	[ ]	[ ]
Fidelity Small Cap Growth K6 Fund	[ ]	[ ]
Fidelity Small Cap Value Fund	[ ]	[ ]

FIDELITY SELECT PORTFOLIOS
Fidelity Flex Real Estate Fund	[ ]	[ ]
Fidelity International Real Estate Fund	[ ]	[ ]
Fidelity Real Estate Investment Portfolio	[ ]	[ ]
Fidelity Telecom and Utilities Fund	[ ]	[ ]
Select Air Transportation Portfolio	[ ]	[ ]
Select Automotive Portfolio	[ ]	[ ]
Select Banking Portfolio	[ ]	[ ]
Select Biotechnology Portfolio	[ ]	[ ]
Select Brokerage and Investment Management Portfolio	[ ]	[ ]
Select Chemicals Portfolio	[ ]	[ ]
Select Communication Services Portfolio	[ ]	[ ]
Select Communications Equipment Portfolio	[ ]	[ ]
Select Computers Portfolio	[ ]	[ ]
Select Construction and Housing Portfolio	[ ]	[ ]
Select Consumer Discretionary Portfolio	[ ]	[ ]
Select Consumer Finance Portfolio	[ ]	[ ]
Select Consumer Staples Portfolio	[ ]	[ ]
Select Defense and Aerospace Portfolio	[ ]	[ ]
Select Energy Portfolio	[ ]	[ ]
Select Energy Service Portfolio	[ ]	[ ]
Select Environment and Alternative Energy Portfolio	[ ]	[ ]
Select Financial Services Portfolio	[ ]	[ ]
Select Gold Portfolio	[ ]	[ ]
Select Health Care Portfolio	[ ]	[ ]
Select Health Care Services Portfolio	[ ]	[ ]
Select Industrials Portfolio	[ ]	[ ]
Select Insurance Portfolio	[ ]	[ ]
Select IT Services Portfolio	[ ]	[ ]
Select Leisure Portfolio	[ ]	[ ]
Select Materials Portfolio	[ ]	[ ]
Select Medical Technology and Devices Portfolio	[ ]	[ ]
Select Natural Gas Portfolio	[ ]	[ ]
Select Natural Resources Portfolio	[ ]	[ ]
Select Pharmaceuticals Portfolio	[ ]	[ ]
Select Retailing Portfolio	[ ]	[ ]
Select Semiconductors Portfolio	[ ]	[ ]
Select Software and IT Services Portfolio	[ ]	[ ]
Select Technology Portfolio	[ ]	[ ]
Select Telecommunications Portfolio	[ ]	[ ]
Select Transportation Portfolio	[ ]	[ ]
Select Utilities Portfolio	[ ]	[ ]
Select Wireless Portfolio	[ ]	[ ]

FIDELITY SUMMER STREET TRUST
Fidelity Capital & Income Fund	[ ]	[ ]
Fidelity Export and Multinational Fund	[ ]	[ ]
Fidelity Focused High Income Fund	[ ]	[ ]
Fidelity Global High Income Fund	[ ]	[ ]
Fidelity High Income Fund	[ ]	[ ]
Fidelity New Markets Income Fund	[ ]	[ ]
Fidelity Series Floating Rate High Income Fund	[ ]	[ ]
Fidelity Series High Income Fund	[ ]	[ ]
Fidelity Short Duration High Income Fund	[ ]	[ ]
Fidelity U.S. Low Volatility Equity Fund	[ ]	[ ]
Fidelity Women’s Leadership Fund	[ ]	[ ]
	[ ]	[ ]

FIDELITY TREND FUND
Fidelity Trend Fund	[ ]	[ ]

AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	[ ]	[ ]

Independent Nominees

Dollar range of fund shares as of [ ]	Dennis J. Dirks	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Alan J. Lacy	Ned C. Lautenbach
FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Dividend Growth Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Equity Growth Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Equity Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Equity Value Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Floating Rate High Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Growth & Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Growth Opportunities Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor High Income Advantage Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Large Cap Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Leveraged Company Stock Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Mid Cap II Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Series Equity Growth Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Series Growth Opportunities Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Series Small Cap Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Small Cap Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Stock Selector Mid Cap Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Value Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Value Strategies Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Real Estate High Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Communications Equipment Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Consumer Discretionary Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Energy Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Financial Services Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Global Real Estate Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Health Care Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Industrials Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Real Estate Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Semiconductors Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Technology Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Utilities Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Emerging Asia Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Emerging Markets Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Global Capital Appreciation Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Global Equity Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor International Capital Appreciation Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Overseas Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Value Leaders Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Disciplined Equity Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Flex Small Cap Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Focused Stock Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Stock Selector All Cap Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Stock Selector Small Cap Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Value Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index Tracking Stock	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Large Cap Core Enhanced Index Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Large Cap Growth Enhanced Index Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Large Cap Value Enhanced Index Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Mid Cap Enhanced Index Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Small Cap Enhanced Index Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Event Driven Opportunities Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Extended Market Index Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Flex 500 Index Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Flex Large Cap Value II Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Founders Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity International Index Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Large Cap Stock Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Large Cap Stock K6 Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Mid-Cap Stock Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Mid-Cap Stock K6 Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Nasdaq Composite Index Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Series International Index Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Series Small Cap Discovery Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Series Total Market Index Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Small Cap Discovery Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Small Cap Stock Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Small Cap Stock K6 Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Total Market Index Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity ZERO Extended Market Index Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity ZERO International Index Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity ZERO Large Cap Index Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity ZERO Total Market Index Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

FIDELITY CONTRAFUND
Fidelity Advisor New Insights Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Contrafund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Contrafund K6	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Flex Opportunistic Insights Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Series Opportunistic Insights Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

FIDELITY COVINGTON TRUST
Fidelity Dividend ETF for Rising Rates	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity High Dividend ETF	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity High Yield Factor ETF	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity International High Dividend ETF	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity International Value Factor ETF	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Low Volatility Factor ETF	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Momentum Factor ETF	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity MSCI Communication Services Index ETF	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity MSCI Consumer Discretionary Index ETF	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity MSCI Consumer Staples Index ETF	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity MSCI Energy Index ETF	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity MSCI Financials Index ETF	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity MSCI Health Care Index ETF	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity MSCI Industrials Index ETF	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity MSCI Information Technology Index ETF	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity MSCI Materials Index ETF	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Fidelity MSCI Real Estate Index ETF	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity MSCI Utilities Index ETF	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Quality Factor ETF	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Small-Mid Factor ETF	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Stocks for Inflation ETF	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Targeted Emerging Markets Factor ETF	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Targeted International Factor ETF	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Value Factor ETF	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

FIDELITY DESTINY PORTFOLIOS
Fidelity Advisor Capital Development Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Advisor Diversified Stock Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Equity-Income K6 Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Flex Mid Cap Value Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Mid Cap Value Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Mid Cap Value K6 Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Series All-Sector Equity Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Series Stock Selector Large Cap Value Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Series Value Discovery Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Stock Selector Large Cap Value Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Equity Dividend Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Independence Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

FIDELITY HASTINGS STREET TRUST
Fidelity Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Growth Discovery Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Mega Cap Stock Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Series Emerging Markets Debt Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Series Large Cap Stock Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity China Region Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Diversified International Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Diversified International K6 Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Emerging Asia Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Emerging Markets Discovery Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Emerging Markets Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Enduring Opportunities Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Europe Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Flex International Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Global Commodity Stock Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Global Equity Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Infrastructure Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity International Capital Appreciation Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity International Capital Appreciation K6 Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity International Discovery Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity International Discovery K6 Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity International Growth Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity International Small Cap Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity International Small Cap Opportunities Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity International Value Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Japan Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Japan Smaller Companies Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Fidelity Latin America Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Nordic Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Overseas Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Pacific Basin Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity SAI International SMA Completion Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Series Canada Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Series Emerging Markets Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Series Emerging Markets Opportunities Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Series International Growth Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Series International Small Cap Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Series International Value Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Series Overseas Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Total Emerging Markets Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Total International Equity Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Worldwide Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Magellan K6 Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

FIDELITY MT. VERNON STREET TRUST
Fidelity Flex Mid Cap Growth Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Growth Company Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Growth Company K6 Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Growth Strategies Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Growth Strategies K6 Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity New Millennium Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Series Growth Company Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

FIDELITY PURITAN TRUST
Fidelity Balanced Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Balanced K6 Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Flex Intrinsic Opportunities Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Low-Priced Stock Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Low-Priced Stock K6 Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Puritan Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Puritan K6 Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Series Intrinsic Opportunities Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Value Discovery Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Value Discovery K6 Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Blue Chip Growth K6 Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Blue Chip Value Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Dividend Growth Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Flex Large Cap Growth Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Growth & Income Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Leveraged Company Stock Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity OTC K6 Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity OTC Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Real Estate Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Series Blue Chip Growth Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Series Real Estate Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Series Small Cap Opportunities Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Small Cap Growth Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Small Cap Growth K6 Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Small Cap Value Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

FIDELITY SELECT PORTFOLIOS
Fidelity Flex Real Estate Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity International Real Estate Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Real Estate Investment Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Telecom and Utilities Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Air Transportation Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Automotive Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Banking Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Biotechnology Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Brokerage and Investment Management Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Chemicals Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Communication Services Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Communications Equipment Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Computers Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Construction and Housing Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Consumer Discretionary Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Consumer Finance Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Consumer Staples Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Defense and Aerospace Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Energy Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Energy Service Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Environment and Alternative Energy Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Financial Services Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Gold Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Health Care Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Health Care Services Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Industrials Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Insurance Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select IT Services Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Leisure Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Materials Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Medical Technology and Devices Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Natural Gas Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Natural Resources Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Pharmaceuticals Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Retailing Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Semiconductors Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Software and IT Services Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Technology Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Telecommunications Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Transportation Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Utilities Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Select Wireless Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

FIDELITY SUMMER STREET TRUST
Fidelity Capital & Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Export and Multinational Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Focused High Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Global High Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity High Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity New Markets Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Series Floating Rate High Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Series High Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Short Duration High Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity U.S. Low Volatility Equity Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Fidelity Women’s Leadership Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
FIDELITY TREND FUND
Fidelity Trend Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Dollar range of fund shares as of [ ]	Joseph Mauriello		Cornelia M. Small		Garnett A. Smith		David M. Thomas		Susan Tomasky		Michael E. Wiley
FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Dividend Growth Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Equity Growth Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Equity Income Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Equity Value Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Floating Rate High Income Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Growth & Income Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Growth Opportunities Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor High Income Advantage Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Large Cap Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Leveraged Company Stock Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Mid Cap II Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Series Equity Growth Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Series Growth Opportunities Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Series Small Cap Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Small Cap Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Stock Selector Mid Cap Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Value Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Value Strategies Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Real Estate High Income Fund	[	]	[	]	[	]	[	]	[	]	[	]

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Communications Equipment Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Consumer Discretionary Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Energy Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Financial Services Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Global Real Estate Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Health Care Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Industrials Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Real Estate Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Semiconductors Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Technology Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Utilities Fund	[	]	[	]	[	]	[	]	[	]	[	]

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Emerging Asia Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Emerging Markets Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Global Capital Appreciation Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Global Equity Income Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor International Capital Appreciation Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Overseas Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Value Leaders Fund	[	]	[	]	[	]	[	]	[	]	[	]

FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Disciplined Equity Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Flex Small Cap Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Focused Stock Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Stock Selector All Cap Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Stock Selector Small Cap Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Value Fund	[	]	[	]	[	]	[	]	[	]	[	]

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index Tracking Stock	[	]	[	]	[	]	[	]	[	]	[	]

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Large Cap Core Enhanced Index Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Large Cap Growth Enhanced Index Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Large Cap Value Enhanced Index Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Mid Cap Enhanced Index Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Small Cap Enhanced Index Fund	[	]	[	]	[	]	[	]	[	]	[	]

FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Event Driven Opportunities Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Extended Market Index Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Flex 500 Index Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Flex Large Cap Value II Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Founders Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity International Index Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Large Cap Stock Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Large Cap Stock K6 Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Mid-Cap Stock Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Mid-Cap Stock K6 Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Nasdaq Composite Index Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Series International Index Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Series Small Cap Discovery Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Series Total Market Index Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Small Cap Discovery Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Small Cap Stock Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Small Cap Stock K6 Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Total Market Index Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity ZERO Extended Market Index Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity ZERO International Index Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity ZERO Large Cap Index Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity ZERO Total Market Index Fund	[	]	[	]	[	]	[	]	[	]	[	]

FIDELITY CONTRAFUND
Fidelity Advisor New Insights Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Contrafund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Contrafund K6	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Flex Opportunistic Insights Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Series Opportunistic Insights Fund	[	]	[	]	[	]	[	]	[	]	[	]

FIDELITY COVINGTON TRUST
Fidelity Dividend ETF for Rising Rates	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity High Dividend ETF	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity High Yield Factor ETF	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity International High Dividend ETF	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity International Value Factor ETF	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Low Volatility Factor ETF	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Momentum Factor ETF	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity MSCI Communication Services Index ETF	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity MSCI Consumer Discretionary Index ETF	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity MSCI Consumer Staples Index ETF	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity MSCI Energy Index ETF	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity MSCI Financials Index ETF	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity MSCI Health Care Index ETF	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity MSCI Industrials Index ETF	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity MSCI Information Technology Index ETF	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity MSCI Materials Index ETF	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity MSCI Real Estate Index ETF	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity MSCI Utilities Index ETF	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Quality Factor ETF	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Small-Mid Factor ETF	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Stocks for Inflation ETF	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Targeted Emerging Markets Factor ETF	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Targeted International Factor ETF	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Value Factor ETF	[	]	[	]	[	]	[	]	[	]	[	]

FIDELITY DESTINY PORTFOLIOS
Fidelity Advisor Capital Development Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Advisor Diversified Stock Fund	[	]	[	]	[	]	[	]	[	]	[	]

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Equity-Income K6 Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Flex Mid Cap Value Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Mid Cap Value Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Mid Cap Value K6 Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Series All-Sector Equity Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Series Stock Selector Large Cap Value Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Series Value Discovery Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Stock Selector Large Cap Value Fund	[	]	[	]	[	]	[	]	[	]	[	]

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Equity Dividend Income Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Independence Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]

FIDELITY HASTINGS STREET TRUST
Fidelity Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Growth Discovery Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Mega Cap Stock Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Series Emerging Markets Debt Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Series Large Cap Stock Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity China Region Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Diversified International Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Diversified International K6 Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Emerging Asia Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Emerging Markets Discovery Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Emerging Markets Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Enduring Opportunities Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Europe Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Flex International Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Global Commodity Stock Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Global Equity Income Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Infrastructure Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity International Capital Appreciation Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity International Capital Appreciation K6 Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity International Discovery Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity International Discovery K6 Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity International Growth Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity International Small Cap Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity International Small Cap Opportunities Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity International Value Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Japan Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Japan Smaller Companies Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Latin America Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Nordic Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Overseas Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Pacific Basin Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity SAI International SMA Completion Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Series Canada Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Series Emerging Markets Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Series Emerging Markets Opportunities Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Series International Growth Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Series International Small Cap Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Series International Value Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Series Overseas Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Total Emerging Markets Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Total International Equity Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]
Fidelity Worldwide Fund	[ ]		[ ]		[ ]		[ ]		[ ]		[ ]

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Magellan K6 Fund	[	]	[	]	[	]	[	]	[	]	[	]

FIDELITY MT. VERNON STREET TRUST
Fidelity Flex Mid Cap Growth Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Growth Company Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Growth Company K6 Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Growth Strategies Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Growth Strategies K6 Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity New Millennium Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Series Growth Company Fund	[	]	[	]	[	]	[	]	[	]	[	]

FIDELITY PURITAN TRUST
Fidelity Balanced Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Balanced K6 Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Flex Intrinsic Opportunities Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Low-Priced Stock Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Low-Priced Stock K6 Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Puritan Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Puritan K6 Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Series Intrinsic Opportunities Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Value Discovery Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Value Discovery K6 Fund	[	]	[	]	[	]	[	]	[	]	[	]

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Blue Chip Growth K6 Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Blue Chip Value Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Dividend Growth Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Flex Large Cap Growth Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Growth & Income Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Leveraged Company Stock Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity OTC K6 Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity OTC Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Real Estate Income Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Series Blue Chip Growth Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Series Real Estate Income Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Series Small Cap Opportunities Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Small Cap Growth Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Small Cap Growth K6 Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Small Cap Value Fund	[	]	[	]	[	]	[	]	[	]	[	]

FIDELITY SELECT PORTFOLIOS
Fidelity Flex Real Estate Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity International Real Estate Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Real Estate Investment Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Telecom and Utilities Fund	[	]	[	]	[	]	[	]	[	]	[	]
Select Air Transportation Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Automotive Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Banking Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Biotechnology Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Brokerage and Investment Management Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Chemicals Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Communication Services Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Communications Equipment Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Computers Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Construction and Housing Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Consumer Discretionary Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Consumer Finance Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Consumer Staples Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Defense and Aerospace Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Energy Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Energy Service Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Environment and Alternative Energy Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Financial Services Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Gold Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Health Care Portfolio	[	]	[	]	[	]	[	]	[	]	[	]

Select Health Care Services Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Industrials Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Insurance Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select IT Services Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Leisure Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Materials Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Medical Technology and Devices Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Natural Gas Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Natural Resources Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Pharmaceuticals Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Retailing Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Semiconductors Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Software and IT Services Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Technology Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Telecommunications Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Transportation Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Utilities Portfolio	[	]	[	]	[	]	[	]	[	]	[	]
Select Wireless Portfolio	[	]	[	]	[	]	[	]	[	]	[	]

FIDELITY SUMMER STREET TRUST
Fidelity Capital & Income Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Export and Multinational Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Focused High Income Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Global High Income Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity High Income Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity New Markets Income Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Series Floating Rate High Income Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Series High Income Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Short Duration High Income Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity U.S. Low Volatility Equity Fund	[	]	[	]	[	]	[	]	[	]	[	]
Fidelity Women’s Leadership Fund	[	]	[	]	[	]	[	]	[	]	[	]
	[	]	[	]	[	]	[	]	[	]	[	]

FIDELITY TREND FUND
Fidelity Trend Fund	[	]	[	]	[	]	[	]	[	]	[	]
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	[	]	[	]	[	]	[	]	[	]	[	]

Interested Trustees

Dollar range of fund shares as of [ ]	Jonathan Chiel		James C. Curvey
FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund	[	]	[	]
Fidelity Advisor Dividend Growth Fund	[	]	[	]
Fidelity Advisor Equity Growth Fund	[	]	[	]
Fidelity Advisor Equity Income Fund	[	]	[	]
Fidelity Advisor Equity Value Fund	[	]	[	]
Fidelity Advisor Floating Rate High Income Fund	[	]	[	]
Fidelity Advisor Growth & Income Fund	[	]	[	]
Fidelity Advisor Growth Opportunities Fund	[	]	[	]
Fidelity Advisor High Income Advantage Fund	[	]	[	]
Fidelity Advisor Large Cap Fund	[	]	[	]
Fidelity Advisor Leveraged Company Stock Fund	[	]	[	]
Fidelity Advisor Mid Cap II Fund	[	]	[	]
Fidelity Advisor Series Equity Growth Fund	[	]	[	]
Fidelity Advisor Series Growth Opportunities Fund	[	]	[	]
Fidelity Advisor Series Small Cap Fund	[	]	[	]
Fidelity Advisor Small Cap Fund	[	]	[	]

Fidelity Advisor Stock Selector Mid Cap Fund	[	]	[	]
Fidelity Advisor Value Fund	[	]	[	]
Fidelity Advisor Value Strategies Fund	[	]	[	]
Fidelity Real Estate High Income Fund	[	]	[	]

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	[	]	[	]
Fidelity Advisor Communications Equipment Fund	[	]	[	]
Fidelity Advisor Consumer Discretionary Fund	[	]	[	]
Fidelity Advisor Energy Fund	[	]	[	]
Fidelity Advisor Financial Services Fund	[	]	[	]
Fidelity Advisor Global Real Estate Fund	[	]	[	]
Fidelity Advisor Health Care Fund	[	]	[	]
Fidelity Advisor Industrials Fund	[	]	[	]
Fidelity Advisor Real Estate Fund	[	]	[	]
Fidelity Advisor Semiconductors Fund	[	]	[	]
Fidelity Advisor Technology Fund	[	]	[	]
Fidelity Advisor Utilities Fund	[	]	[	]

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund	[	]	[	]
Fidelity Advisor Emerging Asia Fund	[	]	[	]
Fidelity Advisor Emerging Markets Fund	[	]	[	]
Fidelity Advisor Global Capital Appreciation Fund	[	]	[	]
Fidelity Advisor Global Equity Income Fund	[	]	[	]
Fidelity Advisor International Capital Appreciation Fund	[	]	[	]
Fidelity Advisor Overseas Fund	[	]	[	]
Fidelity Advisor Value Leaders Fund	[	]	[	]

FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund	[	]	[	]
Fidelity Disciplined Equity Fund	[	]	[	]
Fidelity Flex Small Cap Fund	[	]	[	]
Fidelity Focused Stock Fund	[	]	[	]
Fidelity Stock Selector All Cap Fund	[	]	[	]
Fidelity Stock Selector Small Cap Fund	[	]	[	]
Fidelity Value Fund	[	]	[	]

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index Tracking Stock	[	]	[	]

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund	[	]	[	]
Fidelity Large Cap Core Enhanced Index Fund	[	]	[	]
Fidelity Large Cap Growth Enhanced Index Fund	[	]	[	]
Fidelity Large Cap Value Enhanced Index Fund	[	]	[	]
Fidelity Mid Cap Enhanced Index Fund	[	]	[	]
Fidelity Small Cap Enhanced Index Fund	[	]	[	]

FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund	[	]	[	]
Fidelity Event Driven Opportunities Fund	[	]	[	]
Fidelity Extended Market Index Fund	[	]	[	]
Fidelity Flex 500 Index Fund	[	]	[	]
Fidelity Flex Large Cap Value II Fund	[	]	[	]
Fidelity Founders Fund	[	]	[	]
Fidelity International Index Fund	[	]	[	]
Fidelity Large Cap Stock Fund	[	]	[	]
Fidelity Large Cap Stock K6 Fund	[	]	[	]
Fidelity Mid-Cap Stock Fund	[	]	[	]

Fidelity Mid-Cap Stock K6 Fund	[	]	[	]
Fidelity Nasdaq Composite Index Fund	[	]	[	]
Fidelity Series International Index Fund	[	]	[	]
Fidelity Series Small Cap Discovery Fund	[	]	[	]
Fidelity Series Total Market Index Fund	[	]	[	]
Fidelity Small Cap Discovery Fund	[	]	[	]
Fidelity Small Cap Stock Fund	[	]	[	]
Fidelity Small Cap Stock K6 Fund	[	]	[	]
Fidelity Total Market Index Fund	[	]	[	]
Fidelity ZERO Extended Market Index Fund	[	]	[	]
Fidelity ZERO International Index Fund	[	]	[	]
Fidelity ZERO Large Cap Index Fund	[	]	[	]
Fidelity ZERO Total Market Index Fund	[	]	[	]

FIDELITY CONTRAFUND
Fidelity Advisor New Insights Fund	[	]	[	]
Fidelity Contrafund	[	]	[	]
Fidelity Contrafund K6	[	]	[	]
Fidelity Flex Opportunistic Insights Fund	[	]	[	]
Fidelity Series Opportunistic Insights Fund	[	]	[	]

FIDELITY COVINGTON TRUST
Fidelity Dividend ETF for Rising Rates	[	]	[	]
Fidelity High Dividend ETF	[	]	[	]
Fidelity High Yield Factor ETF	[	]	[	]
Fidelity International High Dividend ETF	[	]	[	]
Fidelity International Value Factor ETF	[	]	[	]
Fidelity Low Volatility Factor ETF	[	]	[	]
Fidelity Momentum Factor ETF	[	]	[	]
Fidelity MSCI Communication Services Index ETF	[	]	[	]
Fidelity MSCI Consumer Discretionary Index ETF	[	]	[	]
Fidelity MSCI Consumer Staples Index ETF	[	]	[	]
Fidelity MSCI Energy Index ETF	[	]	[	]
Fidelity MSCI Financials Index ETF	[	]	[	]
Fidelity MSCI Health Care Index ETF	[	]	[	]
Fidelity MSCI Industrials Index ETF	[	]	[	]
Fidelity MSCI Information Technology Index ETF	[	]	[	]
Fidelity MSCI Materials Index ETF	[	]	[	]
Fidelity MSCI Real Estate Index ETF	[	]	[	]
Fidelity MSCI Utilities Index ETF	[	]	[	]
Fidelity Quality Factor ETF	[	]	[	]
Fidelity Small-Mid Factor ETF	[	]	[	]
Fidelity Stocks for Inflation ETF	[	]	[	]
Fidelity Targeted Emerging Markets Factor ETF	[	]	[	]
Fidelity Targeted International Factor ETF	[	]	[	]
Fidelity Value Factor ETF	[	]	[	]

FIDELITY DESTINY PORTFOLIOS
Fidelity Advisor Capital Development Fund	[	]	[	]
Fidelity Advisor Diversified Stock Fund	[	]	[	]

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund	[	]	[	]
Fidelity Equity-Income K6 Fund	[	]	[	]
Fidelity Flex Mid Cap Value Fund	[	]	[	]
Fidelity Mid Cap Value Fund	[	]	[	]
Fidelity Mid Cap Value K6 Fund	[	]	[	]
Fidelity Series All-Sector Equity Fund	[	]	[	]
Fidelity Series Stock Selector Large Cap Value Fund	[	]	[	]
Fidelity Series Value Discovery Fund	[	]	[	]
Fidelity Stock Selector Large Cap Value Fund	[	]	[	]

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund	[ ]	[ ]
Fidelity Equity Dividend Income Fund	[ ]	[ ]
Fidelity Independence Fund	[ ]	[ ]

FIDELITY HASTINGS STREET TRUST
Fidelity Fund	[ ]	[ ]
Fidelity Growth Discovery Fund	[ ]	[ ]
Fidelity Mega Cap Stock Fund	[ ]	[ ]
Fidelity Series Emerging Markets Debt Fund	[ ]	[ ]
Fidelity Series Large Cap Stock Fund	[ ]	[ ]

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund	[ ]	[ ]
Fidelity China Region Fund	[ ]	[ ]
Fidelity Diversified International Fund	[ ]	[ ]
Fidelity Diversified International K6 Fund	[ ]	[ ]
Fidelity Emerging Asia Fund	[ ]	[ ]
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	[ ]	[ ]
Fidelity Emerging Markets Discovery Fund	[ ]	[ ]
Fidelity Emerging Markets Fund	[ ]	[ ]
Fidelity Enduring Opportunities Fund	[ ]	[ ]
Fidelity Europe Fund	[ ]	[ ]
Fidelity Flex International Fund	[ ]	[ ]
Fidelity Global Commodity Stock Fund	[ ]	[ ]
Fidelity Global Equity Income Fund	[ ]	[ ]
Fidelity Infrastructure Fund	[ ]	[ ]
Fidelity International Capital Appreciation Fund	[ ]	[ ]
Fidelity International Capital Appreciation K6 Fund	[ ]	[ ]
Fidelity International Discovery Fund	[ ]	[ ]
Fidelity International Discovery K6 Fund	[ ]	[ ]
Fidelity International Growth Fund	[ ]	[ ]
Fidelity International Small Cap Fund	[ ]	[ ]
Fidelity International Small Cap Opportunities Fund	[ ]	[ ]
Fidelity International Value Fund	[ ]	[ ]
Fidelity Japan Fund	[ ]	[ ]
Fidelity Japan Smaller Companies Fund	[ ]	[ ]
Fidelity Latin America Fund	[ ]	[ ]
Fidelity Nordic Fund	[ ]	[ ]
Fidelity Overseas Fund	[ ]	[ ]
Fidelity Pacific Basin Fund	[ ]	[ ]
Fidelity SAI International SMA Completion Fund	[ ]	[ ]
Fidelity Series Canada Fund	[ ]	[ ]
Fidelity Series Emerging Markets Fund	[ ]	[ ]
Fidelity Series Emerging Markets Opportunities Fund	[ ]	[ ]
Fidelity Series International Growth Fund	[ ]	[ ]
Fidelity Series International Small Cap Fund	[ ]	[ ]
Fidelity Series International Value Fund	[ ]	[ ]
Fidelity Series Overseas Fund	[ ]	[ ]
Fidelity Total Emerging Markets Fund	[ ]	[ ]
Fidelity Total International Equity Fund	[ ]	[ ]
Fidelity Worldwide Fund	[ ]	[ ]

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund	[ ]	[ ]
Fidelity Magellan K6 Fund	[ ]	[ ]

FIDELITY MT. VERNON STREET TRUST
Fidelity Flex Mid Cap Growth Fund	[ ]	[ ]
Fidelity Growth Company Fund	[ ]	[ ]

Fidelity Growth Company K6 Fund	[ ]	[ ]
Fidelity Growth Strategies Fund	[ ]	[ ]
Fidelity Growth Strategies K6 Fund	[ ]	[ ]
Fidelity New Millennium Fund	[ ]	[ ]
Fidelity Series Growth Company Fund	[ ]	[ ]

FIDELITY PURITAN TRUST
Fidelity Balanced Fund	[ ]	[ ]
Fidelity Balanced K6 Fund	[ ]	[ ]
Fidelity Flex Intrinsic Opportunities Fund	[ ]	[ ]
Fidelity Low-Priced Stock Fund	[ ]	[ ]
Fidelity Low-Priced Stock K6 Fund	[ ]	[ ]
Fidelity Puritan Fund	[ ]	[ ]
Fidelity Puritan K6 Fund	[ ]	[ ]
Fidelity Series Intrinsic Opportunities Fund	[ ]	[ ]
Fidelity Value Discovery Fund	[ ]	[ ]
Fidelity Value Discovery K6 Fund	[ ]	[ ]

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund	[ ]	[ ]
Fidelity Blue Chip Growth K6 Fund	[ ]	[ ]
Fidelity Blue Chip Value Fund	[ ]	[ ]
Fidelity Dividend Growth Fund	[ ]	[ ]
Fidelity Flex Large Cap Growth Fund	[ ]	[ ]
Fidelity Growth & Income Portfolio	[ ]	[ ]
Fidelity Leveraged Company Stock Fund	[ ]	[ ]
Fidelity OTC K6 Portfolio	[ ]	[ ]
Fidelity OTC Portfolio	[ ]	[ ]
Fidelity Real Estate Income Fund	[ ]	[ ]
Fidelity Series Blue Chip Growth Fund	[ ]	[ ]
Fidelity Series Real Estate Income Fund	[ ]	[ ]
Fidelity Series Small Cap Opportunities Fund	[ ]	[ ]
Fidelity Small Cap Growth Fund	[ ]	[ ]
Fidelity Small Cap Growth K6 Fund	[ ]	[ ]
Fidelity Small Cap Value Fund	[ ]	[ ]

FIDELITY SELECT PORTFOLIOS
Fidelity Flex Real Estate Fund	[ ]	[ ]
Fidelity International Real Estate Fund	[ ]	[ ]
Fidelity Real Estate Investment Portfolio	[ ]	[ ]
Fidelity Telecom and Utilities Fund	[ ]	[ ]
Select Air Transportation Portfolio	[ ]	[ ]
Select Automotive Portfolio	[ ]	[ ]
Select Banking Portfolio	[ ]	[ ]
Select Biotechnology Portfolio	[ ]	[ ]
Select Brokerage and Investment Management Portfolio	[ ]	[ ]
Select Chemicals Portfolio	[ ]	[ ]
Select Communication Services Portfolio	[ ]	[ ]
Select Communications Equipment Portfolio	[ ]	[ ]
Select Computers Portfolio	[ ]	[ ]
Select Construction and Housing Portfolio	[ ]	[ ]
Select Consumer Discretionary Portfolio	[ ]	[ ]
Select Consumer Finance Portfolio	[ ]	[ ]
Select Consumer Staples Portfolio	[ ]	[ ]
Select Defense and Aerospace Portfolio	[ ]	[ ]
Select Energy Portfolio	[ ]	[ ]
Select Energy Service Portfolio	[ ]	[ ]
Select Environment and Alternative Energy Portfolio	[ ]	[ ]
Select Financial Services Portfolio	[ ]	[ ]
Select Gold Portfolio	[ ]	[ ]
Select Health Care Portfolio	[ ]	[ ]

Select Health Care Services Portfolio	[ ]	[ ]
Select Industrials Portfolio	[ ]	[ ]
Select Insurance Portfolio	[ ]	[ ]
Select IT Services Portfolio	[ ]	[ ]
Select Leisure Portfolio	[ ]	[ ]
Select Materials Portfolio	[ ]	[ ]
Select Medical Technology and Devices Portfolio	[ ]	[ ]
Select Natural Gas Portfolio	[ ]	[ ]
Select Natural Resources Portfolio	[ ]	[ ]
Select Pharmaceuticals Portfolio	[ ]	[ ]
Select Retailing Portfolio	[ ]	[ ]
Select Semiconductors Portfolio	[ ]	[ ]
Select Software and IT Services Portfolio	[ ]	[ ]
Select Technology Portfolio	[ ]	[ ]
Select Telecommunications Portfolio	[ ]	[ ]
Select Transportation Portfolio	[ ]	[ ]
Select Utilities Portfolio	[ ]	[ ]
Select Wireless Portfolio	[ ]	[ ]

FIDELITY SUMMER STREET TRUST
Fidelity Capital & Income Fund	[ ]	[ ]
Fidelity Export and Multinational Fund	[ ]	[ ]
Fidelity Focused High Income Fund	[ ]	[ ]
Fidelity Global High Income Fund	[ ]	[ ]
Fidelity High Income Fund	[ ]	[ ]
Fidelity New Markets Income Fund	[ ]	[ ]
Fidelity Series Floating Rate High Income Fund	[ ]	[ ]
Fidelity Series High Income Fund	[ ]	[ ]
Fidelity Short Duration High Income Fund	[ ]	[ ]
Fidelity U.S. Low Volatility Equity Fund	[ ]	[ ]
Fidelity Women’s Leadership Fund	[ ]	[ ]
	[ ]	[ ]

FIDELITY TREND FUND
Fidelity Trend Fund	[ ]	[ ]

AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	[ ]	[ ]

APPENDIX J

The following table sets forth information describing the compensation of each Trustee and member of the Advisory Board for his or her services, for each fund’s fiscal year end (refer to Appendix A for fiscal year end information) or the calendar year ended December 31, 2019, as applicable. Jonathan Chiel, James C. Curvey, and Peter S. Lynch are interested persons and are compensated by Fidelity.

Compensation Table

AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks[1]	Donald F. Donahue[2]	Vicki L. Fuller[3]	Patricia L. Kampling[4]	Alan J. Lacy[5]	Ned C. Lautenbach[6]
FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund	$1,436	$1,371	$1,223	$—	$1,331	$1,601
Fidelity Advisor Dividend Growth Fund	$407	$387	$377	$—	$379	$459
Fidelity Advisor Equity Growth Fund	$1,308	$1,246	$1,213	$—	$1,219	$1,477
Fidelity Advisor Equity Income Fund	$663	$632	$615	$—	$618	$749
Fidelity Advisor Equity Value Fund	$93	$89	$86	$—	$87	$105
Fidelity Advisor Floating Rate High Income Fund[13]	$4,599	$4,371	$4,255	$—	$4,276	$5,182
Fidelity Advisor Growth & Income Fund	$219	$208	$203	$—	$204	$247
Fidelity Advisor Growth Opportunities Fund	$2,251	$2,146	$2,086	$—	$2,099	$2,542
Fidelity Advisor High Income Advantage Fund	$753	$716	$697	$—	$701	$849
Fidelity Advisor Large Cap Fund	$469	$446	$434	$—	$437	$529
Fidelity Advisor Leveraged Company Stock Fund	$632	$603	$470	$—	$586	$704
Fidelity Advisor Mid Cap II Fund	$757	$721	$702	$—	$705	$854
Fidelity Advisor Series Equity Growth Fund	$390	$371	$362	$—	$363	$440
Fidelity Advisor Series Growth Opportunities Fund	$266	$254	$247	$—	$248	$301
Fidelity Advisor Series Small Cap Fund	$181	$173	$168	$—	$169	$205
Fidelity Advisor Small Cap Fund	$771	$734	$715	$—	$718	$871
Fidelity Advisor Stock Selector Mid Cap Fund	$836	$796	$775	$—	$779	$943
Fidelity Advisor Value Fund	$37	$35	$34	$—	$34	$41
Fidelity Advisor Value Strategies Fund	$352	$335	$326	$—	$328	$397
Fidelity Real Estate High Income Fund	$303	$289	$281	$—	$283	$343

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund	$1,048	$998	$797	$—	$971	$1,167
Fidelity Advisor Communications Equipment Fund	$12	$12	$10	$—	$11	$14
Fidelity Advisor Consumer Discretionary Fund	$169	$161	$131	$—	$156	$188
Fidelity Advisor Energy Fund	$314	$299	$233	$—	$291	$349
Fidelity Advisor Financial Services Fund	$182	$174	$137	$—	$169	$203
Fidelity Advisor Global Real Estate Fund	$2	$2	$2	$—	$2	$2
Fidelity Advisor Health Care Fund	$1,531	$1,458	$1,212	$—	$1,419	$1,708
Fidelity Advisor Industrials Fund	$299	$285	$226	$—	$277	$332
Fidelity Advisor Real Estate Fund	$238	$226	$182	$—	$220	$265
Fidelity Advisor Semiconductors Fund	$108	$102	$80	$—	$100	$120
Fidelity Advisor Technology Fund	$849	$809	$647	$—	$787	$945
Fidelity Advisor Utilities Fund	$191	$182	$157	$—	$177	$214

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund	$757	$720	$700	$—	$704	$853
Fidelity Advisor Emerging Asia Fund	$116	$110	$107	$—	$108	$130
Fidelity Advisor Emerging Markets Fund	$324	$308	$300	$—	$301	$365
Fidelity Advisor Global Capital Appreciation Fund	$46	$43	$42	$—	$43	$52
Fidelity Advisor Global Equity Income Fund	$8	$7	$7	$—	$7	$9
Fidelity Advisor International Capital Appreciation Fund	$861	$819	$797	$—	$802	$971
Fidelity Advisor Overseas Fund	$252	$240	$233	$—	$235	$284
Fidelity Advisor Value Leaders Fund	$12	$11	$11	$—	$11	$13

FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund	$2,538	$2,412	$2,348	$—	$2,359	$2,859
Fidelity Disciplined Equity Fund	$522	$496	$483	$—	$485	$588
Fidelity Flex Small Cap Fund	$4	$3	$3	$—	$3	$4
Fidelity Focused Stock Fund	$1,113	$1,059	$1,030	$—	$1,036	$1,255
Fidelity Stock Selector All Cap Fund[14]	$3,826	$3,626	$3,540	$—	$3,559	$4,312
Fidelity Stock Selector Small Cap Fund	$473	$450	$438	$—	$440	$533
Fidelity Value Fund[15]	$2,867	$2,726	$2,653	$—	$2,667	$3,231

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index Tracking Stock		$811			$772			$751			$—			$756			$915

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund		$648			$620			$546			$—			$601			$722
Fidelity Large Cap Core Enhanced Index Fund		$325			$310			$277			$—			$301			$362
Fidelity Large Cap Growth Enhanced Index Fund		$453			$433			$383			$—			$420			$505
Fidelity Large Cap Value Enhanced Index Fund		$1,533			$1,465			$1,296			$—			$1,422			$1,709
Fidelity Mid Cap Enhanced Index Fund		$489			$468			$412			$—			$453			$545
Fidelity Small Cap Enhanced Index Fund	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]

FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Fidelity Event Driven Opportunities Fund		$156			$148			$69			$—			$144			$173
Fidelity Extended Market Index Fund	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Fidelity Flex 500 Index Fund	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Fidelity Flex Large Cap Value II Fund[16]		$10			$10			$2			$—			$9			$11
Fidelity Founders Fund[16]		$0			$0			$0			$—			$0			$2
Fidelity International Index Fund	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Fidelity Large Cap Stock Fund		$1,270			$1,202			$626			$—			$1,172			$1,410
Fidelity Mid-Cap Stock Fund[17]		$3,303			$3,135			$1,761			$—			$3,045			$3,674
Fidelity Mid-Cap Stock K6 Fund[16]		$95			$88			$22			$—			$87			$105
Fidelity Nasdaq Composite Index Fund		$2,624			$2,500			$2,432			$—			$2,446			$2,963
Fidelity Series International Index Fund		$18			$17			$16			$—			$17			$20
Fidelity Series Small Cap Discovery Fund		$697			$661			$368			$—			$643			$775
Fidelity Series Total Market Index Fund	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Fidelity Large Cap Stock K6 Fund		$36			$34			$20			$—			$33			$40
Fidelity Small Cap Discovery Fund		$1,566			$1,485			$750			$—			$1,442			$1,739
Fidelity Small Cap Stock Fund		$645			$612			$337			$—			$595			$717
Fidelity Small Cap Stock K6 Fund		$38			$36			$20			$—			$35			$42
Fidelity Total Market Index Fund	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Fidelity ZERO Extended Market Index Fund		$111			$106			$103			$—			$104			$126
Fidelity ZERO International Index Fund		$311			$296			$288			$—			$290			$351
Fidelity ZERO Large Cap Index Fund		$217			$207			$201			$—			$203			$245
Fidelity ZERO Total Market Index Fund		$1,004			$955			$927			$—			$935			$1,132

FIDELITY CONTRAFUND
Fidelity Advisor New Insights Fund[18]		$10,688			$10,181			$9,907			$—			$9,959			$12,067
Fidelity Contrafund[19]		$48,229			$45,942			$44,704			$—			$44,939			$54,450
Fidelity Contrafund K6		$3,275			$3,121			$3,037			$—			$3,055			$3,701
Fidelity Flex Opportunistic Insights Fund		$9			$8			$8			$—			$8			$10
Fidelity Series Opportunistic Insights Fund		$2,877			$2,741			$2,667			$—			$2,681			$3,248

FIDELITY COVINGTON TRUST
Fidelity Dividend ETF for Rising Rates		$155			$147			$122			$—			$143			$173
Fidelity High Dividend ETF		$107			$101			$88			$—			$99			$119
Fidelity High Yield Factor ETF		$11			$10			$10			$—			$10			$12
Fidelity International High Dividend ETF	$	[	]	$	[	]	$	[	]		$—		$	[	]	$	[	]
Fidelity International Value Factor ETF	$	[	]	$	[	]	$	[	]		$—		$	[	]	$	[	]
Fidelity Low Volatility Factor ETF		$50			$47			$42			$—			$46			$55
Fidelity Momentum Factor ETF		$43			$41			$34			$—			$40			$48
Fidelity MSCI Communication Services Index ETF		$99			$94			$84			$—			$92			$110
Fidelity MSCI Consumer Discretionary Index ETF		$278			$264			$218			$—			$257			$310
Fidelity MSCI Consumer Staples Index ETF		$176			$168			$145			$—			$163			$197
Fidelity MSCI Energy Index ETF		$218			$208			$164			$—			$202			$243
Fidelity MSCI Financials Index ETF		$529			$505			$394			$—			$491			$589
Fidelity MSCI Health Care Index ETF		$627			$597			$502			$—			$581			$700
Fidelity MSCI Industrials Index ETF		$183			$174			$140			$—			$170			$204
Fidelity MSCI Information Technology Index ETF		$916			$872			$709			$—			$849			$1,020
Fidelity MSCI Materials Index ETF		$85			$81			$63			$—			$79			$95
Fidelity MSCI Real Estate Index ETF		$276			$263			$222			$—			$256			$308
Fidelity MSCI Utilities Index ETF		$212			$202			$176			$—			$197			$237
Fidelity Quality Factor ETF		$50			$48			$42			$—			$46			$56
Fidelity Small-Mid Factor ETF[20]		$2			$2			$2			$—			$2			$2
Fidelity Stocks for Inflation ETF[16]		$14			$13			$3			$—			$13			$15
Fidelity Targeted Emerging Markets Factor ETF	$	[	]	$	[	]	$	[	]		$—		$	[	]	$	[	]
Fidelity Targeted International Factor ETF	$	[	]	$	[	]	$	[	]		$—		$	[	]	$	[	]
Fidelity Value Factor ETF		$46			$44			$37			$—			$43			$51

FIDELITY DESTINY PORTFOLIOS
Fidelity Advisor Capital Development Fund		$1,284			$1,217			$1,189		$—		$1,195			$1,448
Fidelity Advisor Diversified Stock Fund		$857			$813			$793		$—		$797			$966

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund	$	[	]	$	[	]	$	[	]	$—	$	[	]	$	[	]
Fidelity Equity-Income K6 Fund	$	[	]	$	[	]	$	[	]	$—	$	[	]	$	[	]
Fidelity Flex Mid Cap Value Fund	$	[	]	$	[	]	$	[	]	$—	$	[	]	$	[	]
Fidelity Mid Cap Value Fund	$	[	]	$	[	]	$	[	]	$—	$	[	]	$	[	]
Fidelity Mid Cap Value K6 Fund	$	[	]	$	[	]	$	[	]	$—	$	[	]	$	[	]
Fidelity Series All-Sector Equity Fund	$	[	]	$	[	]	$	[	]	$—	$	[	]	$	[	]
Fidelity Series Stock Selector Large Cap Value Fund	$	[	]	$	[	]	$	[	]	$—	$	[	]	$	[	]
Fidelity Series Value Discovery Fund	$	[	]	$	[	]	$	[	]	$—	$	[	]	$	[	]
Fidelity Stock Selector Large Cap Value Fund	$	[	]	$	[	]	$	[	]	$—	$	[	]	$	[	]

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund		$601			$572			$557		$—		$560			$678
Fidelity Equity Dividend Income Fund		$2,033			$1,936			$1,885		$—		$1,894			$2,296
Fidelity Independence Fund		$1,497			$1,426			$1,387		$—		$1,395			$1,690

FIDELITY HASTINGS STREET TRUST
Fidelity Fund		$1,834			$1,748			$1,252		$—		$1,700			$2,043
Fidelity Growth Discovery Fund		$799			$761			$556		$—		$741			$891
Fidelity Mega Cap Stock Fund		$821			$782			$563		$—		$761			$915
Fidelity Series Emerging Markets Debt Fund		$545			$519			$505		$—		$507			$615
Fidelity Series Large Cap Stock Fund		$5,786			$5,511			$4,097		$—		$5,365			$6,454

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund		$415			$394			$384		$—		$386			$467
Fidelity China Region Fund		$483			$459			$447		$—		$449			$544
Fidelity Diversified International Fund[21]		$5,626			$5,349			$5,206		$—		$5,232			$6,340
Fidelity Diversified International K6 Fund		$1,068			$1,015			$988		$—		$993			$1,203
Fidelity Emerging Asia Fund		$419			$398			$388		$—		$390			$472
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund		$45			$43			$42		$—		$42			$51
Fidelity Emerging Markets Discovery Fund		$127			$120			$117		$—		$118			$143
Fidelity Emerging Markets Fund		$1,830			$1,740			$1,693		$—		$1,702			$2,062
Fidelity Enduring Opportunities Fund[16]		$18			$17			$4		$—		$16			$20
Fidelity Europe Fund		$392			$372			$362		$—		$364			$441
Fidelity Flex International Fund		$18			$17			$16		$—		$16			$20
Fidelity Global Commodity Stock Fund		$224			$213			$208		$—		$209			$253
Fidelity Global Equity Income Fund		$28			$27			$26		$—		$26			$32
Fidelity Infrastructure Fund[16]		$6			$5			$1		$—		$5			$6
Fidelity International Capital Appreciation Fund		$1,074			$1,022			$994		$—		$1,000			$1,211
Fidelity International Capital Appreciation K6 Fund		$173			$165			$160		$—		$161			$195
Fidelity International Discovery Fund[22]		$3,814			$3,626			$3,529		$—		$3,547			$4,298
Fidelity International Discovery K6 Fund[16]		$9			$6			$6		$—		$6			$9
Fidelity International Growth Fund		$1,098			$1,044			$1,016		$—		$1,022			$1,238
Fidelity International Small Cap Fund		$880			$837			$814		$—		$819			$992
Fidelity International Small Cap Opportunities Fund		$518			$492			$479		$—		$482			$584
Fidelity International Value Fund		$190			$180			$175		$—		$176			$214
Fidelity Japan Fund		$268			$255			$248		$—		$250			$303
Fidelity Japan Smaller Companies Fund		$278			$265			$258		$—		$259			$314
Fidelity Latin America Fund		$216			$206			$200		$—		$201			$244
Fidelity Nordic Fund		$114			$108			$105		$—		$106			$128
Fidelity Overseas Fund[23]		$2,985			$2,839			$2,762		$—		$2,777			$3,364
Fidelity Pacific Basin Fund		$349			$332			$323		$—		$325			$394
Fidelity SAI International SMA Completion Fund		$4			$4			$4		$—		$4			$4
Fidelity Series Canada Fund		$648			$617			$600		$—		$603			$731
Fidelity Series Emerging Markets Fund		$670			$637			$620		$—		$623			$755
Fidelity Series Emerging Markets Opportunities Fund		$6,272			$5,964			$5,803		$—		$5,834			$7,069
Fidelity Series International Growth Fund		$6,136			$5,835			$5,677		$—		$5,708			$6,916
Fidelity Series International Small Cap Fund		$1,394			$1,325			$1,290		$—		$1,296			$1,571

Fidelity Series International Value Fund		$5,930			$5,638			$5,486			$—			$5,516			$6,683
Fidelity Series Overseas Fund[16]		$804			$768			$738			$—			$756			$915
Fidelity Total Emerging Markets Fund		$283			$269			$261			$—			$263			$318
Fidelity Total International Equity Fund		$41			$39			$38			$—			$38			$46
Fidelity Worldwide Fund		$1,005			$955			$930			$—			$935			$1,133

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund[24]		$7,071			$6,709			$3,240			$—			$6,498			$7,847
Fidelity Magellan K6 Fund[16]		$68			$63			$16			$—			$62			$75

FIDELITY MT. VERNON STREET TRUST
Fidelity Flex Mid Cap Growth Fund		$5			$4			$4			$—			$4			$5
Fidelity Growth Company Fund[25]		$17,472			$16,642			$16,196			$—			$16,282			$19,729
Fidelity Growth Company K6 Fund[16]		$161			$156			$151			$—			$151			$182
Fidelity Growth Strategies Fund		$1,113			$1,061			$1,032			$—			$1,038			$1,257
Fidelity Growth Strategies K6 Fund		$57			$54			$52			$—			$53			$64
Fidelity New Millennium Fund		$1,249			$1,190			$1,158			$—			$1,164			$1,411
Fidelity Series Growth Company Fund		$4,670			$4,449			$4,330			$—			$4,352			$5,273

FIDELITY PURITAN TRUST
Fidelity Balanced Fund[26]		$13,527			$12,926			$11,444			$—			$12,539			$15,074
Fidelity Balanced K6 Fund[16]		$1			$1			$1			$—			$1			$1
Fidelity Flex Intrinsic Opportunities Fund		$10			$10			$8			$—			$10			$11
Fidelity Low-Priced Stock Fund[27]		$13,504			$12,868			$10,266			$—			$12,519			$15,043
Fidelity Low-Priced Stock K6 Fund		$825			$786			$635			$—			$765			$919
Fidelity Puritan Fund[28]		$11,373			$10,868			$9,601			$—			$10,542			$12,670
Fidelity Puritan K6 Fund[16]		$1			$1			$1			$—			$1			$1
Fidelity Series Intrinsic Opportunities Fund		$5,909			$5,629			$4,568			$—			$5,478			$6,587
Fidelity Value Discovery Fund		$963			$917			$745			$—			$892			$1,073
Fidelity Value Discovery K6 Fund		$98			$93			$73			$—			$91			$109

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund[29]		$10,913			$10,397			$8,441			$—			$10,117			$12,160
Fidelity Blue Chip Growth K6 Fund		$762			$726			$599			$—			$707			$850
Fidelity Blue Chip Value Fund		$181			$172			$144			$—			$168			$202
Fidelity Dividend Growth Fund[30]		$2,841			$2,706			$2,186			$—			$2,633			$3,165
Fidelity Flex Large Cap Growth Fund		$8			$7			$6			$—			$7			$9
Fidelity Growth & Income Portfolio[31]		$2,720			$2,097			$2,591			$—			$2,521			$3,031
Fidelity Leveraged Company Stock Fund		$1,002			$955			$753			$—			$929			$1,115
Fidelity OTC K6 Portfolio[16]		$1			$1			$1			$—			$1			$1
Fidelity OTC Portfolio[32]		$8,103			$7,720			$6,195			$—			$7,511			$9,025
Fidelity Real Estate Income Fund		$2,300			$2,190			$1,804			$—			$2,132			$2,564
Fidelity Series Blue Chip Growth Fund		$2,483			$2,366			$1,915			$—			$2,302			$2,767
Fidelity Series Real Estate Income Fund		$384			$365			$299			$—			$356			$428
Fidelity Series Small Cap Opportunities Fund		$2,375			$2,264			$1,819			$—			$2,202			$2,647
Fidelity Small Cap Growth Fund		$1,729			$1,648			$1,308			$—			$1,603			$1,926
Fidelity Small Cap Growth K6 Fund		$293			$279			$235			$—			$271			$327
Fidelity Small Cap Value Fund		$955			$911			$712			$—			$885			$1,063

FIDELITY SELECT PORTFOLIOS
Fidelity Flex Real Estate Fund		$0			$0			$0			$—			$0			$0
Fidelity International Real Estate Fund		$234			$223			$179			$—			$217			$261
Fidelity Real Estate Investment Portfolio		$1,648			$1,570			$1,283			$—			$1,528			$1,837
Fidelity Telecom and Utilities Fund	$	[	]	$	[	]	$	[	]		$—		$	[	]	$	[	]
Select Air Transportation Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Automotive Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Banking Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Biotechnology Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Brokerage and Investment Management Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Chemicals Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Communication Services Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Communications Equipment Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Computers Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Construction and Housing Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Consumer Discretionary Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Consumer Finance Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]

Select Consumer Staples Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Defense and Aerospace Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Energy Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Energy Service Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Environment and Alternative Energy Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Financial Services Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Gold Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Health Care Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Health Care Services Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Industrials Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Insurance Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select IT Services Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Leisure Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Materials Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Medical Technology and Devices Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Natural Gas Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Natural Resources Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Pharmaceuticals Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Retailing Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Semiconductors Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Software and IT Services Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Technology Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Telecommunications Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Transportation Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Utilities Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Wireless Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]

FIDELITY SUMMER STREET TRUST
Fidelity Capital & Income Fund[33]		$4,904			$4,654			$2,615			$—			$4,523			$5,455
Fidelity Export and Multinational Fund		$711			$680			$600			$—			$660			$793
Fidelity Focused High Income Fund		$135			$128			$67			$—			$124			$150
Fidelity Global High Income Fund		$55			$52			$28			$—			$50			$61
Fidelity High Income Fund		$1,863			$1,768			$1,043			$—			$1,719			$2,075
Fidelity New Markets Income Fund		$3,563			$3,394			$3,303			$—			$3,320			$4,022
Fidelity Series Floating Rate High Income Fund		$126			$119			$117			$—			$117			$142
Fidelity Series High Income Fund		$1,107			$1,050			$580			$—			$1,021			$1,231
Fidelity Short Duration High Income Fund		$47			$45			$26			$—			$44			$53
Fidelity U.S. Low Volatility Equity Fund		$22			$20			$5			$—			$20			$24
Fidelity Women’s Leadership Fund[18]		$23			$21			$5			$—			$21			$25

FIDELITY TREND FUND
Fidelity Trend Fund		$764			$728			$708			$—			$712			$863

TOTAL COMPENSATION FROM THE FUND COMPLEX[34]		$507,000			$483,000			$470,000			$—			$472,500			$572,500

AGGREGATE COMPENSATION FROM A FUND	Joseph Mauriello[7]			Cornelia M. Small[8]			Garnett A. Smith[9]			David M. Thomas[10]			Susan Tomasky[11]			Michael E. Wiley[12]
FIDELITY ADVISOR SERIES I
Fidelity Advisor Balanced Fund		$1,480			$1,359			$1,357			$1,434			$—			$1,402
Fidelity Advisor Dividend Growth Fund		$428			$385			$386			$407			$—			$399
Fidelity Advisor Equity Growth Fund		$1,377			$1,237			$1,243			$1,309			$—			$1,284
Fidelity Advisor Equity Income Fund		$698			$627			$630			$664			$—			$651
Fidelity Advisor Equity Value Fund		$98			$88			$89			$93			$—			$92
Fidelity Advisor Floating Rate High Income Fund[13]		$4,797			$4,356			$4,359			$4,639			$—			$4,502
Fidelity Advisor Growth & Income Fund		$230			$207			$208			$219			$—			$214
Fidelity Advisor Growth Opportunities Fund		$2,383			$2,127			$2,133			$2,257			$—			$2,210
Fidelity Advisor High Income Advantage Fund		$785			$713			$714			$760			$—			$738
Fidelity Advisor Large Cap Fund		$492			$443			$445			$469			$—			$460
Fidelity Advisor Leveraged Company Stock Fund		$654			$598			$597			$630			$—			$615
Fidelity Advisor Mid Cap II Fund		$795			$717			$721			$757			$—			$742
Fidelity Advisor Series Equity Growth Fund		$410			$369			$371			$390			$—			$383
Fidelity Advisor Series Growth Opportunities Fund		$280			$252			$253			$267			$—			$261
Fidelity Advisor Series Small Cap Fund		$191			$172			$172			$182			$—			$178

Fidelity Advisor Small Cap Fund		$810			$729			$733			$771			$—			$757
Fidelity Advisor Stock Selector Mid Cap Fund		$879			$790			$794			$836			$—			$820
Fidelity Advisor Value Fund		$38			$35			$35			$37			$—			$36
Fidelity Advisor Value Strategies Fund		$370			$333			$334			$352			$—			$345
Fidelity Real Estate High Income Fund		$320			$287			$288			$304			$—			$298

FIDELITY ADVISOR SERIES VII
Fidelity Advisor Biotechnology Fund		$1,084			$992			$990			$1,044			$—			$1,020
Fidelity Advisor Communications Equipment Fund		$13			$12			$12			$12			$—			$12
Fidelity Advisor Consumer Discretionary Fund		$174			$160			$159			$168			$—			$164
Fidelity Advisor Energy Fund		$325			$297			$296			$313			$—			$305
Fidelity Advisor Financial Services Fund		$188			$172			$172			$181			$—			$177
Fidelity Advisor Global Real Estate Fund		$2			$2			$2			$2			$—			$2
Fidelity Advisor Health Care Fund		$1,582			$1,450			$1,449			$1,525			$—			$1,491
Fidelity Advisor Industrials Fund		$309			$283			$282			$298			$—			$291
Fidelity Advisor Real Estate Fund		$246			$225			$225			$237			$—			$231
Fidelity Advisor Semiconductors Fund		$111			$102			$101			$107			$—			$105
Fidelity Advisor Technology Fund		$877			$804			$801			$846			$—			$826
Fidelity Advisor Utilities Fund		$197			$181			$181			$190			$—			$186

FIDELITY ADVISOR SERIES VIII
Fidelity Advisor Diversified International Fund		$789			$717			$718			$763			$—			$741
Fidelity Advisor Emerging Asia Fund		$121			$110			$110			$117			$—			$113
Fidelity Advisor Emerging Markets Fund		$337			$307			$307			$326			$—			$317
Fidelity Advisor Global Capital Appreciation Fund		$48			$43			$43			$46			$—			$45
Fidelity Advisor Global Equity Income Fund		$8			$7			$7			$8			$—			$7
Fidelity Advisor International Capital Appreciation Fund		$897			$815			$816			$868			$—			$844
Fidelity Advisor Overseas Fund		$263			$239			$239			$254			$—			$247
Fidelity Advisor Value Leaders Fund		$12			$11			$11			$12			$—			$11

FIDELITY CAPITAL TRUST
Fidelity Capital Appreciation Fund		$2,645			$2,403			$2,405			$2,558			$—			$2,484
Fidelity Disciplined Equity Fund		$544			$494			$495			$526			$—			$511
Fidelity Flex Small Cap Fund		$4			$3			$3			$4			$—			$3
Fidelity Focused Stock Fund		$1,160			$1,054			$1,056			$1,121			$—			$1,091
Fidelity Stock Selector All Cap Fund[14]		$3,977			$3,623			$3,626			$3,835			$—			$3,747
Fidelity Stock Selector Small Cap Fund		$493			$448			$448			$477			$—			$463
Fidelity Value Fund[15]		$2,989			$2,715			$2,719			$2,891			$—			$2,808

FIDELITY COMMONWEALTH TRUST
Fidelity Nasdaq Composite Index Tracking Stock		$854			$767			$770			$811			$—			$795

FIDELITY COMMONWEALTH TRUST II
Fidelity International Enhanced Index Fund		$668			$614			$612			$648			$—			$633
Fidelity Large Cap Core Enhanced Index Fund		$335			$308			$307			$324			$—			$317
Fidelity Large Cap Growth Enhanced Index Fund		$467			$429			$428			$453			$—			$442
Fidelity Large Cap Value Enhanced Index Fund		$1,581			$1,452			$1,449			$1,532			$—			$1,497
Fidelity Mid Cap Enhanced Index Fund		$504			$463			$462			$489			$—			$478
Fidelity Small Cap Enhanced Index Fund	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]

FIDELITY CONCORD STREET TRUST
Fidelity 500 Index Fund	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Fidelity Event Driven Opportunities Fund		$162			$148			$146			$156			$—			$151
Fidelity Extended Market Index Fund	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Fidelity Flex 500 Index Fund	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Fidelity Flex Large Cap Value II Fund[16]		$10			$10			$9			$10			$—			$10
Fidelity Founders Fund[16]		$2			$0			$0			$0			$—			$0
Fidelity International Index Fund	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Fidelity Large Cap Stock Fund		$1,321			$1,206			$1,189			$1,268			$—			$1,228
Fidelity Mid-Cap Stock Fund[17]		$3,434			$3,135			$3,108			$3,299			$—			$3,203
Fidelity Mid-Cap Stock K6 Fund[16]		$96			$89			$85			$95			$—			$90
Fidelity Nasdaq Composite Index Fund		$2,764			$2,481			$2,491			$2,627			$—			$2,575
Fidelity Series International Index Fund		$18			$17			$17			$18			$—			$17
Fidelity Series Small Cap Discovery Fund		$724			$661			$656			$696			$—			$676
Fidelity Series Total Market Index Fund	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]

Fidelity Large Cap Stock K6 Fund		$37		$34		$34		$36		$—		$35
Fidelity Small Cap Discovery Fund		$1,626		$1,486		$1,467		$1,562		$—		$1,517
Fidelity Small Cap Stock Fund		$671		$612		$607		$644		$—		$626
Fidelity Small Cap Stock K6 Fund		$40		$36		$36		$38		$—		$37
Fidelity Total Market Index Fund	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Fidelity ZERO Extended Market Index Fund		$116		$105		$106		$112		$—		$109
Fidelity ZERO International Index Fund		$323		$294		$295		$311		$—		$305
Fidelity ZERO Large Cap Index Fund		$226		$205		$205		$218		$—		$213
Fidelity ZERO Total Market Index Fund		$1,042		$949		$952		$1,004		$—		$984

FIDELITY CONTRAFUND
Fidelity Advisor New Insights Fund[18]		$11,250		$10,109		$10,154		$10,697		$—		$10,486
Fidelity Contrafund[19]		$50,766		$45,620		$45,820		$48,268		$—		$47,317
Fidelity Contrafund K6		$3,456		$3,096		$3,106		$3,282		$—		$3,217
Fidelity Flex Opportunistic Insights Fund		$9		$8		$8		$9		$—		$8
Fidelity Series Opportunistic Insights Fund		$3,026		$2,722		$2,735		$2,879		$—		$2,823

FIDELITY COVINGTON TRUST
Fidelity Dividend ETF for Rising Rates		$160		$147		$146		$154		$—		$151
Fidelity High Dividend ETF		$110		$101		$101		$106		$—		$104
Fidelity High Yield Factor ETF		$11		$10		$10		$11		$—		$11
Fidelity International High Dividend ETF	$	[ ]	$	[ ]	$	[ ]	$	[ ]		$—	$	[ ]
Fidelity International Value Factor ETF	$	[ ]	$	[ ]	$	[ ]	$	[ ]		$—	$	[ ]
Fidelity Low Volatility Factor ETF		$51		$47		$47		$49		$—		$48
Fidelity Momentum Factor ETF		$45		$41		$41		$43		$—		$42
Fidelity MSCI Communication Services Index ETF		$102		$94		$94		$98		$—		$96
Fidelity MSCI Consumer Discretionary Index ETF		$287		$263		$262		$277		$—		$270
Fidelity MSCI Consumer Staples Index ETF		$182		$167		$167		$175		$—		$172
Fidelity MSCI Energy Index ETF		$226		$207		$206		$217		$—		$212
Fidelity MSCI Financials Index ETF		$547		$501		$499		$528		$—		$515
Fidelity MSCI Health Care Index ETF		$648		$594		$593		$625		$—		$611
Fidelity MSCI Industrials Index ETF		$189		$173		$173		$182		$—		$178
Fidelity MSCI Information Technology Index ETF		$946		$867		$864		$912		$—		$891
Fidelity MSCI Materials Index ETF		$88		$81		$80		$85		$—		$83
Fidelity MSCI Real Estate Index ETF		$284		$261		$261		$274		$—		$269
Fidelity MSCI Utilities Index ETF		$219		$201		$201		$211		$—		$207
Fidelity Quality Factor ETF		$52		$47		$47		$50		$—		$49
Fidelity Small-Mid Factor ETF[20]		$2		$2		$2		$2		$—		$2
Fidelity Stocks for Inflation ETF[16]		$14		$13		$12		$14		$—		$13
Fidelity Targeted Emerging Markets Factor ETF	$	[ ]	$	[ ]	$	[ ]	$	[ ]		$—	$	[ ]
Fidelity Targeted International Factor ETF	$	[ ]	$	[ ]	$	[ ]	$	[ ]		$—	$	[ ]
Fidelity Value Factor ETF		$47		$43		$43		$46		$—		$45

FIDELITY DESTINY PORTFOLIOS
Fidelity Advisor Capital Development Fund		$1,335		$1,216		$1,217		$1,287		$—		$1,258
Fidelity Advisor Diversified Stock Fund		$891		$812		$812		$859		$—		$840

FIDELITY DEVONSHIRE TRUST
Fidelity Equity-Income Fund	$	[ ]	$	[ ]	$	[ ]	$	[ ]		$—	$	[ ]
Fidelity Equity-Income K6 Fund	$	[ ]	$	[ ]	$	[ ]	$	[ ]		$—	$	[ ]
Fidelity Flex Mid Cap Value Fund	$	[ ]	$	[ ]	$	[ ]	$	[ ]		$—	$	[ ]
Fidelity Mid Cap Value Fund	$	[ ]	$	[ ]	$	[ ]	$	[ ]		$—	$	[ ]
Fidelity Mid Cap Value K6 Fund	$	[ ]	$	[ ]	$	[ ]	$	[ ]		$—	$	[ ]
Fidelity Series All-Sector Equity Fund	$	[ ]	$	[ ]	$	[ ]	$	[ ]		$—	$	[ ]
Fidelity Series Stock Selector Large Cap Value Fund	$	[ ]	$	[ ]	$	[ ]	$	[ ]		$—	$	[ ]
Fidelity Series Value Discovery Fund	$	[ ]	$	[ ]	$	[ ]	$	[ ]		$—	$	[ ]
Fidelity Stock Selector Large Cap Value Fund	$	[ ]	$	[ ]	$	[ ]	$	[ ]		$—	$	[ ]

FIDELITY FINANCIAL TRUST
Fidelity Convertible Securities Fund		$633		$568		$570		$601		$—		$589
Fidelity Equity Dividend Income Fund		$2,139		$1,923		$1,931		$2,034		$—		$1,995
Fidelity Independence Fund		$1,576		$1,416		$1,421		$1,498		$—		$1,469

FIDELITY HASTINGS STREET TRUST
Fidelity Fund		$1,896		$1,736		$1,732		$1,827		$—		$1,785
Fidelity Growth Discovery Fund		$826		$757		$755		$796		$—		$778
Fidelity Mega Cap Stock Fund		$849		$777		$776		$818		$—		$799
Fidelity Series Emerging Markets Debt Fund		$574		$515		$517		$545		$—		$534
Fidelity Series Large Cap Stock Fund		$5,984		$5,479		$5,470		$5,769		$—		$5,634

FIDELITY INVESTMENT TRUST
Fidelity Canada Fund	$432	$393	$393	$418	$—	$406
Fidelity China Region Fund	$503	$457	$458	$486	$—	$473
Fidelity Diversified International Fund[21]	$5,867	$5,327	$5,332	$5,674	$—	$5,508
Fidelity Diversified International K6 Fund	$1,112	$1,011	$1,012	$1,075	$—	$1,046
Fidelity Emerging Asia Fund	$437	$397	$397	$422	$—	$410
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$47	$43	$43	$45	$—	$44
Fidelity Emerging Markets Discovery Fund	$132	$120	$120	$127	$—	$124
Fidelity Emerging Markets Fund	$1,907	$1,732	$1,733	$1,844	$—	$1,792
Fidelity Enduring Opportunities Fund[16]	$18	$17	$16	$18	$—	$17
Fidelity Europe Fund	$408	$371	$371	$395	$—	$383
Fidelity Flex International Fund	$18	$17	$17	$18	$—	$17
Fidelity Global Commodity Stock Fund	$234	$212	$213	$226	$—	$220
Fidelity Global Equity Income Fund	$29	$27	$27	$28	$—	$28
Fidelity Infrastructure Fund[16]	$6	$5	$5	$6	$—	$5
Fidelity International Capital Appreciation Fund	$1,120	$1,017	$1,018	$1,082	$—	$1,053
Fidelity International Capital Appreciation K6 Fund	$180	$164	$164	$174	$—	$170
Fidelity International Discovery Fund[22]	$3,977	$3,611	$3,616	$3,846	$—	$3,734
Fidelity International Discovery K6 Fund[16]	$9	$6	$6	$9	$—	$9
Fidelity International Growth Fund	$1,145	$1,040	$1,040	$1,106	$—	$1,076
Fidelity International Small Cap Fund	$918	$834	$834	$887	$—	$862
Fidelity International Small Cap Opportunities Fund	$540	$490	$491	$522	$—	$507
Fidelity International Value Fund	$198	$180	$180	$191	$—	$186
Fidelity Japan Fund	$279	$254	$255	$270	$—	$263
Fidelity Japan Smaller Companies Fund	$290	$264	$264	$281	$—	$272
Fidelity Latin America Fund	$226	$205	$206	$218	$—	$212
Fidelity Nordic Fund	$119	$108	$108	$115	$—	$112
Fidelity Overseas Fund[23]	$3,111	$2,827	$2,830	$3,008	$—	$2,924
Fidelity Pacific Basin Fund	$364	$331	$331	$352	$—	$342
Fidelity SAI International SMA Completion Fund	$4	$4	$4	$4	$—	$4
Fidelity Series Canada Fund	$676	$614	$615	$653	$—	$635
Fidelity Series Emerging Markets Fund	$697	$634	$635	$673	$—	$656
Fidelity Series Emerging Markets Opportunities Fund	$6,535	$5,938	$5,946	$6,317	$—	$6,143
Fidelity Series International Growth Fund	$6,395	$5,810	$5,816	$6,183	$—	$6,010
Fidelity Series International Small Cap Fund	$1,453	$1,320	$1,322	$1,404	$—	$1,365
Fidelity Series International Value Fund	$6,183	$5,615	$5,620	$5,978	$—	$5,808
Fidelity Series Overseas Fund[16]	$849	$756	$756	$822	$—	$795
Fidelity Total Emerging Markets Fund	$294	$268	$268	$285	$—	$277
Fidelity Total International Equity Fund	$42	$38	$39	$41	$—	$40
Fidelity Worldwide Fund	$1,047	$951	$953	$1,012	$—	$984

FIDELITY MAGELLAN FUND
Fidelity Magellan Fund[24]	$7,290	$6,689	$6,626	$7,042	$—	$6,836
Fidelity Magellan K6 Fund[16]	$69	$64	$61	$68	$—	$65

FIDELITY MT. VERNON STREET TRUST
Fidelity Flex Mid Cap Growth Fund	$5	$4	$4	$4	$—	$4
Fidelity Growth Company Fund[25]	$18,382	$16,526	$16,596	$17,485	$—	$17,144
Fidelity Growth Company K6 Fund[16]	$190	$151	$151	$166	$—	$158
Fidelity Growth Strategies Fund	$1,173	$1,053	$1,057	$1,115	$—	$1,093
Fidelity Growth Strategies K6 Fund	$60	$53	$54	$57	$—	$55
Fidelity New Millennium Fund	$1,314	$1,182	$1,187	$1,250	$—	$1,226
Fidelity Series Growth Company Fund	$4,912	$4,418	$4,438	$4,672	$—	$4,582

FIDELITY PURITAN TRUST
Fidelity Balanced Fund[26]	$13,942	$12,806	$12,778	$13,516	$—	$13,207
Fidelity Balanced K6 Fund[16]	$1	$1	$1	$1	$—	$1
Fidelity Flex Intrinsic Opportunities Fund	$11	$10	$10	$10	$—	$10
Fidelity Low-Priced Stock Fund[27]	$13,967	$12,783	$12,753	$13,461	$—	$13,142
Fidelity Low-Priced Stock K6 Fund	$853	$781	$779	$822	$—	$803
Fidelity Puritan Fund[28]	$11,724	$10,767	$10,743	$11,365	$—	$11,102
Fidelity Puritan K6 Fund[16]	$1	$1	$1	$1	$—	$1

Fidelity Series Intrinsic Opportunities Fund		$6,111			$5,595			$5,586			$5,889			$—			$5,752
Fidelity Value Discovery Fund		$995			$911			$909			$959			$—			$937
Fidelity Value Discovery K6 Fund		$101			$93			$92			$98			$—			$95

FIDELITY SECURITIES FUND
Fidelity Blue Chip Growth Fund[29]		$11,276			$10,332			$10,309			$10,869			$—			$10,623
Fidelity Blue Chip Growth K6 Fund		$787			$722			$720			$758			$—			$742
Fidelity Blue Chip Value Fund		$187			$172			$172			$180			$—			$176
Fidelity Dividend Growth Fund[30]		$2,937			$2,689			$2,682			$2,831			$—			$2,765
Fidelity Flex Large Cap Growth Fund		$8			$7			$7			$8			$—			$8
Fidelity Growth & Income Portfolio[31]		$2,812			$2,575			$2,570			$2,711			$—			$2,648
Fidelity Leveraged Company Stock Fund		$1,036			$948			$946			$998			$—			$975
Fidelity OTC K6 Portfolio[16]		$1			$1			$1			$1			$—			$1
Fidelity OTC Portfolio[32]		$8,375			$7,669			$7,647			$8,073			$—			$7,886
Fidelity Real Estate Income Fund		$2,375			$2,177			$2,173			$2,289			$—			$2,239
Fidelity Series Blue Chip Growth Fund		$2,567			$2,351			$2,347			$2,473			$—			$2,417
Fidelity Series Real Estate Income Fund		$397			$363			$363			$382			$—			$374
Fidelity Series Small Cap Opportunities Fund		$2,455			$2,249			$2,244			$2,366			$—			$2,312
Fidelity Small Cap Growth Fund		$1,787			$1,637			$1,633			$1,723			$—			$1,683
Fidelity Small Cap Growth K6 Fund		$302			$277			$277			$292			$—			$285
Fidelity Small Cap Value Fund		$988			$904			$902			$952			$—			$929

FIDELITY SELECT PORTFOLIOS
Fidelity Flex Real Estate Fund		$0			$0			$0			$0			$—			$0
Fidelity International Real Estate Fund		$242			$222			$221			$234			$—			$228
Fidelity Real Estate Investment Portfolio		$1,703			$1,561			$1,558			$1,641			$—			$1,604
Fidelity Telecom and Utilities Fund	$	[	]	$	[	]	$	[	]	$	[	]		$—		$	[	]
Select Air Transportation Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Automotive Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Banking Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Biotechnology Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Brokerage and Investment Management Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Chemicals Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Communication Services Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Communications Equipment Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Computers Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Construction and Housing Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Consumer Discretionary Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Consumer Finance Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Consumer Staples Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Defense and Aerospace Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Energy Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Energy Service Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Environment and Alternative Energy Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Financial Services Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Gold Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Health Care Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Health Care Services Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Industrials Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Insurance Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select IT Services Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Leisure Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Materials Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Medical Technology and Devices Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Natural Gas Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Natural Resources Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Pharmaceuticals Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Retailing Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Semiconductors Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Software and IT Services Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Technology Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Telecommunications Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Transportation Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Utilities Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Select Wireless Portfolio	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]

FIDELITY SUMMER STREET TRUST
Fidelity Capital & Income Fund[33]	$5,099	$4,655	$4,612	$4,899	$—	$4,757
Fidelity Export and Multinational Fund	$733	$674	$672	$711	$—	$695
Fidelity Focused High Income Fund	$140	$128	$127	$135	$—	$131
Fidelity Global High Income Fund	$57	$52	$51	$54	$—	$53
Fidelity High Income Fund	$1,939	$1,769	$1,757	$1,862	$—	$1,808
Fidelity New Markets Income Fund	$3,752	$3,371	$3,389	$3,565	$—	$3,495
Fidelity Series Floating Rate High Income Fund	$131	$119	$119	$127	$—	$123
Fidelity Series High Income Fund	$1,151	$1,051	$1,041	$1,106	$—	$1,073
Fidelity Short Duration High Income Fund	$49	$45	$45	$47	$—	$46
Fidelity U.S. Low Volatility Equity Fund[16]	$22	$21	$20	$22	$—	$21
Fidelity Women’s Leadership Fund[16]	$23	$21	$21	$23	$—	$22

FIDELITY TREND FUND
Fidelity Trend Fund	$805	$723	$726	$765	$—	$750

TOTAL COMPENSATION FROM THE FUND COMPLEX[34]	$534,000	$479,500	$481,500	$507,500	$—	$497,500

[1]	Effective March 1, 2018, Mr. Dirks serves as a trustee of Fidelity Advisor Series VII, Fidelity Commonwealth Trust II, Fidelity Covington Trust, and Fidelity Select Portfolios.
[2]

Effective March 1, 2018, Mr. Donahue serves as a trustee of Fidelity Advisor Series I, Fidelity Advisor Series VII, Fidelity Advisor Series VIII, Fidelity Capital Trust, Fidelity Concord Street Trust, Fidelity Covington Trust, Fidelity Destiny Portfolios, Fidelity Devonshire Trust, Fidelity Hastings Street Trust, Fidelity Investment Trust, Fidelity Magellan Fund, Fidelity Puritan Trust, Fidelity Summer Street Trust, Fidelity Securities Fund, and Fidelity Select Portfolios. Mr. Donahue served as a Member of the Advisory Board of Fidelity Advisor Series VII, Fidelity Covington Trust, and Fidelity Select Portfolios from October 1, 2015 through February 28, 2018.

[3]	Effective October 1, 2018, Ms. Fuller serves as a Member of the Advisory Board of the Equity and High Income Funds.
[4]	Effective February 1, 2020, Ms. Kampling serves as a Member of the Advisory Board of the Equity and High Income Funds.
[5]	Effective March 1, 2018, Mr. Lacy serves as a trustee of Fidelity Advisor Series VII, Fidelity Commonwealth Trust II, Fidelity Covington Trust, and Fidelity Select Portfolios.
[6]	Effective March 1, 2018, Mr. Lautenbach serves as a trustee of Fidelity Advisor Series VII, Fidelity Commonwealth Trust II, Fidelity Covington Trust, and Fidelity Select Portfolios.
[7]	Effective March 1, 2018, Mr. Mauriello serves as a trustee of Fidelity Advisor Series VII, Fidelity Commonwealth Trust II, Fidelity Covington Trust, and Fidelity Select Portfolios.
[8]	Effective March 1, 2018, Ms. Small serves as a trustee of Fidelity Advisor Series VII, Fidelity Commonwealth Trust II, Fidelity Covington Trust, and Fidelity Select Portfolios.
[9]

Effective March 1, 2018, Mr. Smith serves as a trustee of Fidelity Advisor Series I, Fidelity Advisor Series VIII, Fidelity Capital Trust, Fidelity Con-cord Street Trust, Fidelity Destiny Portfolios, Fidelity Devonshire Trust, Fidelity Hastings Street Trust, Fidelity Investment Trust, Fidelity Magellan Fund, Fidelity Puritan Trust, and Fidelity Summer Street Trust.

[10]	Effective March 1, 2018, Mr. Thomas serves as a trustee of Fidelity Advisor Series VII, Fidelity Commonwealth Trust II, Fidelity Covington Trust, and Fidelity Select Portfolios.
[11]	Effective February 1, 2020, Ms. Tomasky serves as a Member of the Advisory Board of the Equity and High Income Funds.
[12]

Effective March 1, 2018, Mr. Wiley serves as a trustee of Fidelity Advisor Series I, Fidelity Capital Trust, Fidelity Destiny Portfolios, Fidelity Devon-shire Trust, and Fidelity Hastings Street Trust, Fidelity Magellan Fund, and Fidelity Summer Street Trust, and as a Member of the Advisory Board of Fidelity Advisor Series VIII, Fidelity Concord Street Trust, Fidelity Investment Trust, Fidelity Puritan Trust, and Fidelity Securities Fund.

[13]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $3,896; Alan J. Lacy, $3,896; Ned C. Lautenbach, $929; Joseph Mauriello, $4,168; Cornelia M. Small, $2,581; Garnett A. Smith, $3,896; and Michael E. Wiley, $3,539.

[14]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $3,242; Alan J. Lacy, $3,242; Ned C. Lautenbach, $1,069; Joseph Mauriello, $3,468; Cornelia M. Small, $2,143; Garnett A. Smith, $3,242; and Michael E. Wiley, $2,939.

[15]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $2,428; Alan J. Lacy, $2,428; Ned C. Lautenbach, $535; Joseph Mauriello, $2,597; Cornelia M. Small, $1,609; Garnett A Smith, $2,428; and Michael E. Wiley, $2,207.

[16]	Estimated for the fund’s first full year.
[17]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $2,785; Alan J. Lacy, $2,785; Ned C. Lautenbach, $2,296; Joseph Mauriello, $2,983; Cornelia M. Small, $1,863; Garnett A. Smith, $2,785; and Michael E. Wiley, $2,554.

[18]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $9,063; Alan J. Lacy, $9,063; Joseph Mauriello, $9,696; Cornelia M. Small, $6,041; Garnett A. Smith, $9,063; and Michael E. Wiley, $8,285.

[19]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $40,900; Alan J. Lacy, $40,900; Joseph Mauriello, $43,753; Cornelia M. Small, $27,261; Garnett A. Smith, $40,900; and Michael E. Wiley, $37,387.

[20]	Estimated for the fund’s first full year. Fund commenced operations on February 26, 2019.
[21]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Alan J. Lacy, $4,765; Cornelia Small, $3,157; Donald F. Donahue, $4,765; Garnett A. Smith, $4,765; Joseph Mauriello, $5,097; Michael E. Wiley, $4,330; and Ned C. Lautenbach, $1,073.

[22]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Alan J. Lacy, $3,230; Cornelia Small, $2,140; Donald F. Donahue, $3,230; Garnett A. Smith, $3,230; Joseph Mauriello $3,455; Michael E. Wiley, $2,935; and Ned C. Lautenbach, $714.

[23]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Alan J. Lacy, $2,527; Cornelia Small, $1,676; Donald F. Donahue, $2,527; Garnett A. Smith, $2,527; Joseph Mauriello, $2,703; Michael E. Wiley, $2,298; and Ned C. Lautenbach, $511.

[24]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $5,938; Alan J. Lacy, $5,938; Ned C. Lautenbach, $5,548; Joseph Mauriello, $6,363; Cornelia M. Small, $4,009; Garnett A. Smith, $5,938; and Michael E. Wiley, $5,497.

[25]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $14,821; Alan J. Lacy, $14,821; Ned C. Lautenbach, $1,540; Joseph Mauriello, $15,855; Cornelia M. Small, $9,853; Garnett A. Smith, $14,821; and Michael E. Wiley, $13,512.

[26]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $11,474; Alan J. Lacy, $11,474; Ned C. Lautenbach, $4,767; Joseph Mauriello, $12,275; Cornelia Small, $7,572; Garnett A. Smith, $11,474; and Michael E. Wiley, $10,385.

[27]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $11,467; Alan J. Lacy, $11,467; Ned C. Lautenbach, $6,269; Joseph Mauriello, $12,267; Cornelia M. Small, $7,555; Garnett A. Smith, $11,467; and Michael E. Wiley, $10,361.

[28]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $9,648; Alan J. Lacy, $9,648; Ned C. Lautenbach, $4,093; Joseph Mauriello, $10,321; Cornelia Small, $6,366; Garnett A. Smith, $9,648; and Michael E. Wiley, $8,730.

[29]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $9,253; Alan J. Lacy, $9,253; Ned C. Lautenbach, $4,744; Joseph Mauriello, $9,898; Cornelia M. Small, $6,099; Garnett A. Smith, $9,253; and Michael E. Wiley, $8,364.

[30]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $2,410; Alan J. Lacy, $2,410; Ned C. Lautenbach, $1,275; Joseph Mauriello, $2,579; Cornelia M. Small, $1,588; Garnett A. Smith, $2,410; and Michael E. Wiley, $2,178.

[31]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $2,308; Alan J. Lacy, $2,308; Ned C. Lautenbach, $1,210; Joseph Mauriello, $2,469; Cornelia M. Small, $1,521; Garnett A. Smith, $2,308; and Michael E. Wiley, $2,086.

[32]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $6,873; Alan J. Lacy, $6,873; Ned C. Lautenbach, $3,701; Joseph Mauriello, $7,353; Cornelia M. Small, $4,529; Garnett A. Smith, $6,873; and Michael E. Wiley, $6,212.

[33]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $4,135; Alan J. Lacy, $4,135; Ned C. Lautenbach, $3,418; Joseph Mauriello, $4,428; Cornelia M. Small, $2,766; Garnett A. Smith, $4,135; and Michael E. Wiley, $3,793.

[34]

Reflects compensation received for the calendar year ended December 31, 2019 for 302 funds of 30 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Donald F. Donahue, $262,489; Alan J. Lacy, $262,489; Joseph Mauriello, $280,802; Cornelia M. Small, $175,000; Garnett A. Smith, $262,489; and Michael E. Wiley, $240,000.

APPENDIX K

The policies to be converted under Proposal 2 are provided below.

Fund	Investment Policy
Fidelity 500 Index Fund

Fidelity 500 Index Fund seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States.

~~The S&P 500 Index broadly represents the performance of common stocks publicly traded in the United States. In the future, the Adviser may, subject to shareholders’ approval and 30 days’ notice, select another index if that index is deemed more representative of the performance of U.S. common stocks.~~

Advisor Balanced Fund	Fidelity Advisor Balanced Fund seeks both income and growth of capital.
Advisor Capital Development Fund	Fidelity Advisor Capital Development Fund seeks capital growth.
Advisor Diversified International Fund	Fidelity Advisor Diversified International Fund seeks capital growth.
Advisor Diversified Stock Fund	Fidelity Advisor Diversified Stock Fund seeks capital growth.
Advisor Dividend Growth Fund	Fidelity Advisor Dividend Growth Fund seeks capital appreciation.
Advisor Emerging Asia Fund	Fidelity Advisor Emerging Asia Fund seeks long-term capital appreciation.
Advisor Emerging Markets Fund	Fidelity Advisor Emerging Markets Fund seeks capital appreciation.
Advisor Equity Growth Fund	Fidelity Advisor Equity Growth Fund seeks capital appreciation.
Advisor Equity Income Fund	Fidelity Advisor Equity Income Fund seeks a yield from dividend and interest income which exceeds the composite dividend yield on securities comprising the S&P 500 Index. In addition, consistent with the primary objective of obtaining dividend and interest income, the fund will consider the potential for achieving capital appreciation.
Advisor Equity Value Fund	Fidelity Advisor Equity Value Fund seeks capital appreciation.
Advisor Floating Rate High Income Fund	Fidelity Advisor Floating Rate High Income Fund seeks a high level of current income.
Advisor Global Capital Appreciation Fund	Fidelity Advisor Global Capital Appreciation Fund seeks long-term growth of capital.
Advisor Global Equity Income Fund	Fidelity Advisor Global Equity Income Fund seeks reasonable income. In pursuing this objective, the fund will also consider the potential for capital appreciation.
Advisor Growth & Income Fund	Fidelity Advisor Growth & Income Fund seeks high total return through a combination of current income and capital appreciation.
Advisor Growth Opportunities Fund	Fidelity Advisor Growth Opportunities Fund seeks to provide capital growth.
Advisor High Income Advantage Fund	Fidelity Advisor High Income Advantage Fund seeks a combination of a high level of income and the potential for capital gains.
Advisor International Capital Appreciation Fund	Fidelity Advisor International Capital Appreciation Fund seeks capital appreciation.
Advisor Large Cap Fund	Fidelity Advisor Large Cap Fund seeks long-term growth of capital.
Advisor Leveraged Company Stock Fund	Fidelity Advisor Leveraged Company Stock Fund seeks capital appreciation.
Advisor Mid Cap II Fund	Fidelity Advisor Mid Cap II Fund seeks long-term growth of capital.
Advisor New Insights Fund	Fidelity Advisor New Insights Fund seeks capital appreciation by investing in securities of companies whose value the Adviser believes is not fully recognized by the public.
Advisor Overseas Fund	Fidelity Advisor Overseas Fund seeks long-term growth of capital.
Advisor Small Cap Fund	Fidelity Advisor Small Cap Fund seeks long-term growth of capital.
Advisor Stock Selector Mid Cap Fund	Fidelity Advisor Stock Selector Mid Cap Fund seeks long-term growth of capital.
Advisor Value Fund	Fidelity Advisor Value Fund seeks capital appreciation.
Advisor Value Leaders Fund	Fidelity Advisor Value Leaders Fund seeks capital appreciation.
Advisor Value Strategies Fund	Fidelity Advisor Value Strategies seeks capital appreciation.
Fidelity Balanced Fund	Fidelity Balanced Fund seeks income and capital growth consistent with reasonable risk.
Fidelity Blue Chip Growth Fund	Fidelity Blue Chip Growth Fund seeks growth of capital over the long term.
Fidelity Blue Chip Growth K6 Fund	Fidelity Blue Chip Growth K6 Fund seeks growth of capital over the long term.

Fund	Investment Policy
Fidelity Blue Chip Value Fund	Fidelity Blue Chip Value Fund seeks capital appreciation.
Fidelity Canada Fund	Fidelity Canada Fund seeks growth of capital over the long term.
Fidelity Capital & Income Fund	Fidelity Capital & Income Fund seeks to provide a combination of income and capital growth by investing primarily in debt instruments and common and preferred stocks.
Fidelity Capital Appreciation Fund	Fidelity Capital Appreciation Fund seeks capital appreciation.
Fidelity China Region Fund	Fidelity China Region Fund seeks long-term growth of capital.
Fidelity Contrafund	Fidelity Contrafund seeks capital appreciation by investing in securities of companies whose value the Adviser believes is not fully recognized by the public.
Fidelity Contrafund K6	Fidelity Contrafund K6 seeks capital appreciation by investing in securities of companies whose value the Adviser believes is not fully recognized by the public.
Fidelity Convertible Securities Fund	Fidelity Convertible Securities Fund seeks a high level of total return through a combination of current income and capital appreciation.
Fidelity Disciplined Equity Fund	Fidelity Disciplined Equity Fund seeks capital growth.
Fidelity Diversified International Fund	Fidelity Diversified International Fund seeks capital growth.
Fidelity Diversified International K6 Fund	Fidelity Diversified International K6 Fund seeks capital growth.
Fidelity Dividend Growth Fund	Fidelity Dividend Growth Fund seeks capital appreciation.
Fidelity Emerging Asia Fund	Fidelity Emerging Asia Fund seeks capital appreciation.
Fidelity Emerging Europe, Middle East, Africa Fund	Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund seeks capital appreciation.
Fidelity Emerging Markets Fund	Fidelity Emerging Markets Fund seeks capital appreciation.
Fidelity Emerging Markets Discovery Fund	Fidelity Emerging Markets Discovery Fund seeks capital appreciation.
Fidelity Equity Dividend Income Fund	Fidelity Equity Dividend Income Fund seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the fund will also consider the potential for capital appreciation. The fund looks for a yield that exceeds the composite yield on the securities comprising the S&P 500 Index.
Fidelity Equity-Income Fund	Fidelity Equity-Income Fund seeks reasonable income by investing primarily in income-producing equity securities. In pursuing this objective, the fund will also consider the potential for capital appreciation. The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500 Index.
Fidelity Europe Fund	Fidelity Europe Fund seeks growth of capital over the long term.
Fidelity Export and Multinational Fund	Fidelity Export and Multinational Fund seeks long-term growth of capital.
Fidelity Extended Market Index Fund	Fidelity Extended Market Index Fund seeks to provide investment results that correspond to the total return of stocks of mid- to small-capitalization United States companies.
Fidelity Flex 500 Index Fund

Fidelity Flex 500 Index Fund seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States.

~~The S&P 500 Index broadly represents the performance of common stocks publicly traded in the United States. In the future, the Adviser may, subject to shareholders’ approval and 30 days’ notice, select another index if that index is deemed more representative of the performance of U.S. common stocks.~~

Fidelity Flex International Fund	Fidelity Flex International Fund seeks long-term growth of capital.
Fidelity Flex Intrinsic Opportunities Fund	Fidelity Flex Intrinsic Opportunities Fund seeks capital appreciation.
Fidelity Flex Large Cap Growth Fund	Fidelity Flex Large Cap Growth Fund seeks long-term growth of capital.
Fidelity Flex Mid Cap Growth Fund	Fidelity Flex Mid Cap Growth Fund seeks long-term growth of capital.
Fidelity Flex Mid Cap Value Fund	Fidelity Flex Mid Cap Value Fund seeks long-term growth of capital.
Fidelity Flex Opportunistic Insights Fund	Fidelity Flex Opportunistic Insights Fund seeks capital appreciation.
Fidelity Flex Small Cap Fund	Fidelity Flex Small Cap Fund seeks capital appreciation.
Fidelity Focused High Income Fund	Fidelity Focused High Income Fund seeks a high level of income. The fund may also seek capital appreciation.
Fidelity Focused Stock Fund	Fidelity Focused Stock Fund seeks capital growth.

Fund	Investment Policy
Fidelity Fund	Fidelity Fund seeks long-term capital growth. The fund invests primarily in common stocks or securities convertible into common stocks. The fund may from time to time invest a portion of its assets in various types of debt securities. During temporary periods when, in the Adviser’s judgment, market conditions warrant, adjustments favoring more defensive securities may be made.
Fidelity Global Commodity Stock Fund	Fidelity Global Commodity Stock Fund seeks capital appreciation.
Fidelity Global Equity Income Fund	Fidelity Global Equity Income Fund seeks reasonable income. In pursuing this objective, the fund will also consider the potential for capital appreciation.
Fidelity Global High Income Fund	Fidelity Global High Income Fund seeks a high level of current income. Growth of capital may also be considered.
Fidelity Growth & Income Portfolio	Fidelity Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation.
Fidelity Growth Company Fund	Fidelity Growth Company Fund seeks capital appreciation.
Fidelity Growth Discovery Fund	Fidelity Growth Discovery Fund seeks capital appreciation.
Fidelity Growth Strategies Fund	Fidelity Growth Strategies Fund seeks capital appreciation.
Fidelity Growth Strategies K6 Fund	Fidelity Growth Strategies K6 Fund seeks capital appreciation.
Fidelity High Income Fund	Fidelity High Income Fund seeks a high level of current income. Growth of capital may also be considered.
Fidelity Independence Fund	Fidelity Independence Fund seeks capital appreciation.
Fidelity International Capital Appreciation Fund	Fidelity International Capital Appreciation Fund seeks long-term growth of capital.
Fidelity International Capital Appreciation K6 Fund	Fidelity International Capital Appreciation K6 Fund seeks long-term growth of capital.
Fidelity International Discovery Fund	Fidelity International Discovery Fund seeks long-term growth of capital.
Fidelity International Growth Fund	Fidelity International Growth Fund seeks long-term growth of capital.
Fidelity International Index Fund	Fidelity International Index Fund seeks to provide investment results that correspond to the total return of foreign stock markets.
Fidelity International Small Cap Fund	Fidelity International Small Cap Fund seeks capital appreciation.
Fidelity International Small Cap Opportunities Fund	Fidelity International Small Cap Opportunities Fund seeks capital appreciation.
Fidelity International Value Fund	Fidelity International Value Fund seeks capital appreciation.
Fidelity Japan Fund	Fidelity Japan Fund seeks long-term growth of capital.
Fidelity Japan Smaller Companies Fund	Fidelity Japan Smaller Companies Fund seeks long-term growth of capital.
Fidelity Large Cap Stock Fund	Fidelity Large Cap Stock Fund seeks long-term growth of capital.
Fidelity Large Cap Stock K6 Fund	Fidelity Large Cap Stock K6 Fund seeks long-term growth of capital.
Fidelity Latin America Fund	Fidelity Latin America Fund seeks long-term growth of capital.
Fidelity Leveraged Company Stock Fund	Fidelity Leveraged Company Stock Fund seeks capital appreciation.
Fidelity Low-Priced Stock Fund	Fidelity Low-Priced Stock Fund seeks capital appreciation.
Fidelity Low-Priced Stock K6 Fund	Fidelity Low-Priced Stock K6 Fund seeks capital appreciation.
Fidelity Magellan Fund	Fidelity Magellan Fund seeks capital appreciation ~~through investments in securities of domestic, foreign, and multinational issuers. The fund normally invests primarily in common stock and securities convertible into common stock, but may also invest in other types of securities in seeking its objective. No more than 40% of the fund’s assets may be invested in companies operating exclusively in any one foreign country. No emphasis is placed on dividend income except when the Adviser believes this income will have a favorable influence on the market value of the security~~.
Fidelity Mega Cap Stock Fund	Fidelity Mega Cap Stock Fund seeks high total return through a combination of current income and capital appreciation.
Fidelity Mid Cap Value Fund	Fidelity Mid Cap Value Fund seeks long-term growth of capital.
Fidelity Mid Cap Value K6 Fund	Fidelity Mid Cap Value K6 Fund seeks long-term growth of capital.
Fidelity Mid-Cap Stock Fund	Fidelity Mid-Cap Stock Fund seeks long-term growth of capital.
Fidelity Nasdaq Composite Index	Fidelity Nasdaq Composite Index Fund seeks to provide investment returns that closely correspond to the price and yield performance of the Nasdaq Composite Index.

Fund	Investment Policy
Fidelity New Markets Income Fund	Fidelity New Markets Income Fund seeks high current income. As a secondary objective, the fund seeks capital appreciation.
Fidelity New Millennium Fund	Fidelity New Millennium Fund seeks capital appreciation.
Fidelity Nordic Fund	Fidelity Nordic Fund seeks long-term growth of capital.
Fidelity OTC Portfolio	Fidelity OTC Portfolio seeks capital appreciation.
Fidelity Overseas Fund	Fidelity Overseas Fund seeks long-term growth of capital.
Fidelity Pacific Basin Fund	Fidelity Pacific Basin Fund seeks growth of capital over the long term.
Fidelity Puritan Fund	Fidelity Puritan Fund seeks income and capital growth consistent with reasonable risk.
Fidelity Real Estate High Income Fund	Fidelity Real Estate High Income Fund seeks a high level of current income. As a secondary objective, the fund also seeks growth of capital.
Fidelity Real Estate Income Fund	Fidelity Real Estate Income Fund seeks higher than average income. As a secondary objective, the fund also seeks capital growth.
Fidelity Short Duration High Income Fund	Fidelity Short Duration High Income Fund seeks a high level of current income. The fund may also seek capital appreciation.
Fidelity Small Cap Discovery Fund	Fidelity Small Cap Discovery Fund seeks long-term growth of capital.
Fidelity Small Cap Growth Fund	Fidelity Small Cap Growth Fund seeks capital appreciation.
Fidelity Small Cap Growth K6 Fund	Fidelity Small Cap Growth K6 Fund seeks capital appreciation.
Fidelity Small Cap Stock Fund	Fidelity Small Cap Stock Fund seeks long-term growth of capital.
Fidelity Small Cap Stock K6 Fund	Fidelity Small Cap Stock K6 Fund seeks long-term growth of capital.
Fidelity Small Cap Value Fund	Fidelity Small Cap Value Fund seeks capital appreciation.
Fidelity Stock Selector All Cap Fund	Fidelity Stock Selector All Cap Fund seeks capital growth.
Fidelity Stock Selector Large Cap Value Fund	Fidelity Stock Selector Large Cap Value Fund seeks long-term growth of capital.
Fidelity Stock Selector Small Cap Fund	Fidelity Stock Selector Small Cap Fund seeks capital appreciation.
Fidelity Total Emerging Markets Fund	Fidelity Total Emerging Markets Fund seeks income and capital growth.
Fidelity Total International Equity Fund	Fidelity Total International Equity Fund seeks long-term growth of capital.
Fidelity Total Market Index Fund	Fidelity Total Market Index Fund seeks to provide investment results that correspond to the total return of a broad range of United States stocks.
Fidelity Trend Fund	Fidelity Trend Fund seeks growth of capital.
Fidelity Value Fund	Fidelity Value Fund seeks capital appreciation.
Fidelity Value Discovery Fund	Fidelity Value Discovery Fund seeks capital appreciation.
Fidelity Value Discovery K6 Fund	Fidelity Value Discovery K6 Fund seeks capital appreciation.
Fidelity Worldwide Fund	Fidelity Worldwide Fund seeks growth of capital.
Advisor Series Equity Growth Fund	Fidelity Advisor Series Equity Growth Fund seeks capital appreciation.
Advisor Series Growth Opportunities Fund	Fidelity Advisor Series Growth Opportunities Fund seeks capital appreciation.
Advisor Series Small Cap Fund	Fidelity Advisor Series Small Cap Fund seeks long-term growth of capital.
Fidelity Series All-Sector Equity Fund	Fidelity Series All-Sector Equity Fund seeks capital appreciation.
Fidelity Series Blue Chip Growth Fund	Fidelity Series Blue Chip Growth Fund seeks growth of capital over the long term.
Fidelity Series Canada Fund	Fidelity Series Canada Fund seeks growth of capital over the long term.
Fidelity Series Emerging Markets Debt Fund	Fidelity Series Emerging Markets Debt Fund seeks high total return.
Fidelity Series Emerging Markets Opportunities Fund	Fidelity Series Emerging Markets Fund seeks capital appreciation.
Fidelity Series Floating Rate High Income Fund	Fidelity Series Floating Rate High Income Fund seeks a high level of current income.
Fidelity Series Growth Company Fund	Fidelity Series Growth Company Fund seeks capital appreciation.
Fidelity Series High Income Fund	Fidelity Series High Income Fund seeks a high level of current income. Growth of capital may also be considered.
Fidelity Series International Growth Fund	Fidelity Series International Growth Fund seeks capital appreciation.
Fidelity Series International Small Cap Fund	Fidelity Series International Small Cap Fund seeks capital appreciation.

Fund	Investment Policy
Fidelity Series International Value Fund	Fidelity Series International Value Fund seeks capital appreciation.
Fidelity Series Intrinsic Opportunities Fund	Fidelity Series Intrinsic Opportunities Fund seeks capital appreciation.
Fidelity Series Opportunistic Insights Fund	Fidelity Series Opportunistic Insights Fund seeks capital appreciation.
Fidelity Series Real Estate Income Fund	Fidelity Series Real Estate Income Fund seeks higher than average income. As a secondary objective, the fund also seeks capital growth.
Fidelity Series Small Cap Discovery Fund	Fidelity Series Small Cap Discovery Fund seeks long-term growth of capital.
Fidelity Series Small Cap Opportunities Fund	Fidelity Series Small Cap Opportunities Fund seeks capital appreciation.
Fidelity Series Stock Selector Large Cap Value Fund	Fidelity Series Stock Selector Large Cap Value Fund seeks long-term growth of capital.
Fidelity Series Value Discovery Fund	Fidelity Series Value Discovery Fund seeks capital appreciation.

APPENDIX L

Fees billed by PwC or Deloitte Entities in each of the last two fiscal years for services rendered to each fund are shown in the table below. Appendix A identifies the independent registered public accounting firm for each fund.

March 31, 2019A	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Fidelity Magellan Fund	$101,000		$8,300		$70,900		$4,000
Fidelity Magellan K6 Fund	$ [	]	$ [	]	$ [	]	$ [	]

March 31, 2018A	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Fidelity Magellan Fund	$100,000		$13,800		$68,400		$6,700
Fidelity Magellan K6 Fund	$—		$—		$—		$—

April 30, 2019A,B	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Fidelity Capital & Income Fund	$111,000		$9,400		$4,300		$4,500
Fidelity Event Driven Opportunities Fund	$34,000		$2,900		$2,600		$1,400
Fidelity Flex Large Cap Value II Fund	$—		$—		$—		$—
Fidelity Focused High Income Fund	$71,000		$6,100		$3,300		$2,900
Fidelity Founders Fund	$21,000		$400		$2,600		$200
Fidelity Global High Income Fund	$67,000		$5,700		$3,300		$2,700
Fidelity High Income Fund	$105,000		$8,400		$3,300		$4,000
Fidelity Large Cap Stock Fund	$60,000		$100		$5,500		$1,300
Fidelity Large Cap Stock K6 Fund	$66,000		$100		$5,600		$1,200
Fidelity Mid-Cap Stock Fund	$49,000		$100		$7,100		$1,400
Fidelity Mid-Cap Stock K6 Fund	$ [	]	$ [	]	$ [	]	$ [	]
Fidelity Series High Income Fund	$55,000		$100		$6,300		$1,600
Fidelity Series Small Cap Discovery Fund	$42,000		$100		$5,100		$1,200
Fidelity Short Duration High Income Fund	$58,000		$100		$6,300		$1,700
Fidelity Small Cap Discovery Fund	$44,000		$100		$4,800		$1,300
Fidelity Small Cap Stock Fund	$59,000		$100		$5,000		$1,300
Fidelity Small Cap Stock K6 Fund	$73,000		$100		$5,200		$1,200
Fidelity U.S. Low Volatility Equity Fund	$—		$—		$—		$—
Fidelity Women’s Leadership Fund	$ [	]	$ [	]	$ [	]	$ [	]

April 30, 2018A,B,C	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Fidelity Capital & Income Fund	$117,000		$15,100		$3,500		$7,300
Fidelity Event Driven Opportunities Fund	$35,000		$3,100		$2,600		$1,500
Fidelity Flex Large Cap Value II Fund	$—		$—		$—		$—
Fidelity Focused High Income Fund	$75,000		$6,500		$3,300		$3,100
Fidelity Founders Fund	$—		$—		$—		$—
Fidelity Global High Income Fund	$70,000		$6,100		$3,500		$3,000
Fidelity High Income Fund	$103,000		$8,700		$3,300		$4,300
Fidelity Large Cap Stock Fund	$44,000		$100		$5,200		$1,200
Fidelity Large Cap Stock K6 Fund	$38,000		$100		$4,800		$1,000
Fidelity Mid-Cap Stock Fund	$56,000		$100		$7,100		$1,400
Fidelity Mid-Cap Stock K6 Fund	$—		$—		$—		$—
Fidelity Series High Income Fund	$57,000		$100		$6,300		$1,600
Fidelity Series Small Cap Discovery Fund	$43,000		$100		$5,100		$1,200
Fidelity Short Duration High Income Fund	$58,000		$100		$6,300		$1,600

Fidelity Small Cap Discovery Fund	$45,000	$100	$4,800	$1,300
Fidelity Small Cap Stock Fund	$45,000	$100	$4,800	$1,300
Fidelity Small Cap Stock K6 Fund	$39,000	$100	$4,800	$1,000
Fidelity U.S. Low Volatility Equity Fund	$—	$—	$—	$—
Fidelity Women’s Leadership Fund	$—	$—	$—	$—

June 30, 2019A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Fund	$59,000	$5,000	$4,100	$2,300
Fidelity Growth Discovery Fund	$42,000	$3,500	$3,500	$1,700
Fidelity Mega Cap Stock Fund	$49,000	$4,100	$3,500	$1,900
Fidelity Series Large Cap Stock Fund	$47,000	$2,500	$8,100	$1,100

June 30, 2018A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Fund	$62,000	$5,300	$5,500	$2,600
Fidelity Growth Discovery Fund	$43,000	$3,800	$3,300	$1,800
Fidelity Mega Cap Stock Fund	$49,000	$3,900	$3,600	$1,900
Fidelity Series Large Cap Stock Fund	$45,000	$3,700	$8,300	$1,800

July 31, 2019A,D,E	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$54,000	$100	$4,800	$1,500
Fidelity Advisor Communications Equipment Fund	$37,000	$100	$4,800	$1,100
Fidelity Advisor Consumer Discretionary Fund	$37,000	$100	$6,200	$1,100
Fidelity Advisor Energy Fund	$39,000	$100	$7,100	$1,200
Fidelity Advisor Financial Services Fund	$39,000	$100	$6,700	$1,100
Fidelity Advisor Global Real Estate Fund	$46,000	$100	$6,200	$1,300
Fidelity Advisor Health Care Fund	$39,000	$100	$6,000	$1,100
Fidelity Advisor Industrials Fund	$37,000	$100	$6,000	$1,100
Fidelity Advisor Leveraged Company Stock Fund	$51,000	$4,400	$4,600	$2,000
Fidelity Advisor Real Estate Fund	$41,000	$100	$5,700	$1,200
Fidelity Advisor Semiconductors Fund	$36,000	$100	$5,100	$1,000
Fidelity Advisor Technology Fund	$40,000	$100	$6,000	$1,200
Fidelity Advisor Utilities Fund	$37,000	$100	$6,000	$1,100
Fidelity Blue Chip Growth Fund	$93,000	$100	$18,000	$2,000
Fidelity Blue Chip Growth K6 Fund	$76,000	$100	$4,000	$1,300
Fidelity Blue Chip Value Fund	$49,000	$4,100	$3,500	$1,900
Fidelity Dividend ETF for Rising Rates	$16,000	$—	$2,000	$600
Fidelity Dividend Growth Fund	$57,000	$4,700	$3,700	$2,200
Fidelity Flex Intrinsic Opportunities Fund	$57,000	$100	$7,000	$1,700
Fidelity Flex Large Cap Growth Fund	$48,000	$100	$4,000	$1,400
Fidelity Flex Real Estate Fund	$40,000	$100	$6,000	$1,200
Fidelity Growth & Income Portfolio	$64,000	$5,400	$6,600	$2,500
Fidelity High Dividend ETF	$16,000	$—	$2,000	$600
Fidelity International Real Estate Fund	$46,000	$100	$6,200	$1,300
Fidelity Leveraged Company Stock Fund	$50,000	$4,200	$4,600	$2,000
Fidelity Low Volatility Factor ETF	$16,000	$—	$1,800	$600
Fidelity Low-Priced Stock Fund	$128,000	$7,600	$40,700	$3,600
Fidelity Low-Priced Stock K6 Fund	$81,000	$5,100	$4,800	$2,400
Fidelity Momentum Factor ETF	$16,000	$—	$1,800	$600
Fidelity MSCI Communication Services Index ETF	$15,000	$—	$2,500	$200
Fidelity MSCI Consumer Discretionary Index ETF	$15,000	$—	$2,500	$200
Fidelity MSCI Consumer Staples Index ETF	$15,000	$—	$2,500	$200
Fidelity MSCI Energy Index ETF	$15,000	$—	$2,500	$200
Fidelity MSCI Financials Index ETF	$15,000	$—	$2,500	$200
Fidelity MSCI Health Care Index ETF	$15,000	$—	$2,500	$200

Fidelity MSCI Industrials Index ETF	$15,000	$—	$2,500	$200
Fidelity MSCI Information Technology Index ETF	$15,000	$—	$2,500	$200
Fidelity MSCI Materials Index ETF	$15,000	$—	$2,500	$200
Fidelity MSCI Real Estate Index ETF	$15,000	$—	$2,500	$200
Fidelity MSCI Utilities Index ETF	$15,000	$—	$2,500	$200
Fidelity OTC K6 Portfolio	$42,000	$—	$6,000	$100
Fidelity OTC Portfolio	$69,000	$100	$19,200	$1,900
Fidelity Quality Factor ETF	$16,000	$—	$1,800	$600
Fidelity Real Estate Income Fund	$84,000	$100	$7,400	$2,400
Fidelity Real Estate Investment Portfolio	$43,000	$100	$5,700	$1,200
Fidelity Series Blue Chip Growth Fund	$67,000	$100	$18,300	$1,900
Fidelity Series Intrinsic Opportunities Fund	$64,000	$100	$6,800	$1,700
Fidelity Series Real Estate Income Fund	$74,000	$100	$6,200	$2,100
Fidelity Series Small Cap Opportunities Fund	$41,000	$100	$5,300	$1,200
Fidelity Small Cap Growth Fund	$68,000	$4,100	$3,700	$1,900
Fidelity Small Cap Growth K6 Fund	$51,000	$3,500	$4,100	$1,600
Fidelity Small Cap Value Fund	$52,000	$4,200	$3,300	$1,900
Fidelity Small-Mid Factor ETF	$11,000	$—	$2,300	$200
Fidelity Stocks for Inflation ETF	$—	$—	$—	$—
Fidelity Value Discovery Fund	$52,000	$100	$5,500	$1,100
Fidelity Value Discovery K6 Fund	$54,000	$100	$5,700	$1,100
Fidelity Value Factor ETF	$16,000	$—	$1,800	$600

July 31, 2018A,D,E	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$52,000	$100	$4,800	$1,300
Fidelity Advisor Communications Equipment Fund	$35,000	$100	$4,800	$1,100
Fidelity Advisor Consumer Discretionary Fund	$34,000	$100	$6,000	$1,000
Fidelity Advisor Energy Fund	$36,000	$100	$7,100	$1,100
Fidelity Advisor Financial Services Fund	$36,000	$100	$6,700	$1,100
Fidelity Advisor Global Real Estate Fund	$43,000	$100	$6,400	$1,200
Fidelity Advisor Health Care Fund	$36,000	$100	$6,000	$1,100
Fidelity Advisor Industrials Fund	$35,000	$100	$6,000	$1,100
Fidelity Advisor Leveraged Company Stock Fund	$53,000	$4,700	$4,400	$2,300
Fidelity Advisor Real Estate Fund	$38,000	$100	$6,000	$1,200
Fidelity Advisor Semiconductors Fund	$34,000	$100	$5,100	$1,000
Fidelity Advisor Technology Fund	$44,000	$100	$6,000	$1,100
Fidelity Advisor Utilities Fund	$34,000	$100	$6,000	$1,000
Fidelity Blue Chip Growth Fund	$75,000	$200	$18,300	$2,800
Fidelity Blue Chip Growth K6 Fund	$49,000	$100	$3,800	$1,200
Fidelity Blue Chip Value Fund	$51,000	$4,400	$3,500	$2,200
Fidelity Dividend ETF for Rising Rates	$15,000	$—	$2,000	$600
Fidelity Dividend Growth Fund	$60,000	$5,100	$3,500	$2,500
Fidelity Flex Intrinsic Opportunities Fund	$58,000	$100	$6,600	$1,600
Fidelity Flex Large Cap Growth Fund	$50,000	$100	$3,800	$1,300
Fidelity Flex Real Estate Fund	$39,000	$100	$6,200	$1,100
Fidelity Growth & Income Portfolio	$67,000	$5,900	$7,000	$2,900
Fidelity High Dividend ETF	$15,000	$—	$2,000	$600
Fidelity International Real Estate Fund	$43,000	$100	$6,200	$1,300
Fidelity Leveraged Company Stock Fund	$51,000	$4,500	$4,400	$2,200
Fidelity Low Volatility Factor ETF	$15,000	$—	$1,800	$600
Fidelity Low-Priced Stock Fund	$135,000	$10,100	$6,100	$4,900
Fidelity Low-Priced Stock K6 Fund	$58,000	$5,100	$4,600	$2,500
Fidelity Momentum Factor ETF	$15,000	$—	$1,800	$600
Fidelity MSCI Communication Services Index ETF	$14,000	$—	$2,500	$—
Fidelity MSCI Consumer Discretionary Index ETF	$14,000	$—	$2,500	$—
Fidelity MSCI Consumer Staples Index ETF	$14,000	$—	$2,500	$—
Fidelity MSCI Energy Index ETF	$14,000	$—	$2,500	$—
Fidelity MSCI Financials Index ETF	$14,000	$—	$2,500	$—
Fidelity MSCI Health Care Index ETF	$14,000	$—	$2,500	$—

Fidelity MSCI Industrials Index ETF	$14,000	$—	$2,500	$—
Fidelity MSCI Information Technology Index ETF	$14,000	$—	$2,500	$—
Fidelity MSCI Materials Index ETF	$14,000	$—	$2,500	$—
Fidelity MSCI Real Estate Index ETF	$14,000	$—	$2,500	$—
Fidelity MSCI Utilities Index ETF	$14,000	$—	$2,500	$—
Fidelity OTC K6 Portfolio	$—	$—	$—	$—
Fidelity OTC Portfolio	$79,000	$100	$19,100	$1,800
Fidelity Quality Factor ETF	$15,000	$—	$1,800	$600
Fidelity Real Estate Income Fund	$86,000	$200	$7,700	$3,400
Fidelity Real Estate Investment Portfolio	$39,000	$100	$6,000	$1,200
Fidelity Series Blue Chip Growth Fund	$70,000	$100	$18,300	$1,900
Fidelity Series Intrinsic Opportunities Fund	$58,000	$100	$6,600	$1,700
Fidelity Series Real Estate Income Fund	$77,000	$100	$6,600	$2,100
Fidelity Series Small Cap Opportunities Fund	$42,000	$100	$5,300	$1,300
Fidelity Small Cap Growth Fund	$54,000	$4,400	$3,500	$2,200
Fidelity Small Cap Growth K6 Fund	$41,000	$3,500	$3,900	$1,700
Fidelity Small Cap Value Fund	$51,000	$4,400	$3,300	$2,200
Fidelity Small-Mid Factor ETF	$—	$—	$—	$—
Fidelity Stocks for Inflation ETF	$—	$—	$—	$—
Fidelity Value Discovery Fund	$38,000	$100	$5,400	$1,100
Fidelity Value Discovery K6 Fund	$37,000	$100	$5,500	$1,000
Fidelity Value Factor ETF	$15,000	$—	$1,800	$600

August 31, 2019A,F,G	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Balanced Fund	$88,000	$200	$7,400	$2,300
Fidelity Balanced Fund	$92,000	$7,500	$6,500	$3,500
Fidelity Balanced K6 Fund	$45,000	$800	$4,100	$400
Fidelity Export and Multinational Fund	$54,000	$4,500	$3,500	$2,100
Fidelity High Yield Factor ETF	$41,000	$—	$3,400	$1,500
Fidelity International Enhanced Index Fund	$45,000	$3,600	$3,700	$1,700
Fidelity Large Cap Core Enhanced Index Fund	$45,000	$3,600	$3,700	$1,600
Fidelity Large Cap Growth Enhanced Index Fund	$45,000	$3,600	$3,700	$1,600
Fidelity Large Cap Value Enhanced Index Fund	$45,000	$3,600	$5,300	$1,600
Fidelity Mid Cap Enhanced Index Fund	$45,000	$3,600	$3,700	$1,600
Fidelity Puritan Fund	$144,000	$13,500	$127,300	$6,300
Fidelity Puritan K6 Fund	$49,000	$900	$5,200	$400

August 31, 2018A,F,G	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Balanced Fund	$87,000	$200	$7,400	$2,400
Fidelity Balanced Fund	$95,000	$10,300	$8,100	$5,000
Fidelity Balanced K6 Fund	$—	$—	$—	$—
Fidelity Export and Multinational Fund	$56,000	$4,900	$3,500	$2,400
Fidelity High Yield Factor ETF	$26,000	$300	$3,400	$300
Fidelity International Enhanced Index Fund	$40,000	$3,400	$6,300	$1,700
Fidelity Large Cap Core Enhanced Index Fund	$40,000	$3,300	$3,700	$1,700
Fidelity Large Cap Growth Enhanced Index Fund	$40,000	$3,300	$5,300	$1,700
Fidelity Large Cap Value Enhanced Index Fund	$40,000	$3,300	$3,700	$1,700
Fidelity Mid Cap Enhanced Index Fund	$40,000	$3,300	$3,700	$1,700
Fidelity Puritan Fund	$234,000	$18,900	$241,000	$9,300
Fidelity Puritan K6 Fund	$—	$—	$—	$—

September 30, 2019A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Capital Development Fund	$56,000	$100	$7,200	$1,500
Fidelity Advisor Diversified Stock Fund	$65,000	$100	$7,300	$1,700
Fidelity Series Floating Rate High Income Fund	$69,000	$100	$6,300	$1,800
Fidelity Stock Selector All Cap Fund	$41,000	$100	$4,800	$800

September 30, 2018A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Capital Development Fund	$57,000	$100	$6,600	$1,600
Fidelity Advisor Diversified Stock Fund	$67,000	$100	$6,900	$1,900
Fidelity Series Floating Rate High Income Fund	$71,000	$100	$6,300	$2,000
Fidelity Stock Selector All Cap Fund	$31,000	$100	$4,800	$900

October 31, 2019A,H,I	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Diversified International Fund	$56,000	$4,800	$6,400	$2,100
Fidelity Advisor Emerging Asia Fund	$71,000	$5,200	$5,300	$2,400
Fidelity Advisor Emerging Markets Fund	$46,000	$100	$7,100	$1,200
Fidelity Advisor Floating Rate High Income Fund	$80,000	$100	$6,300	$2,000
Fidelity Advisor Global Capital Appreciation Fund	$55,000	$4,600	$5,500	$2,100
Fidelity Advisor Global Equity Income Fund	$55,000	$4,000	$5,300	$1,800
Fidelity Advisor High Income Advantage Fund	$68,000	$100	$6,600	$1,700
Fidelity Advisor International Capital Appreciation Fund	$54,000	$100	$7,100	$1,400
Fidelity Advisor Overseas Fund	$63,000	$5,300	$5,500	$2,400
Fidelity Advisor Value Fund	$46,000	$100	$6,600	$1,200
Fidelity Advisor Value Leaders Fund	$43,000	$3,600	$4,600	$1,600
Fidelity Canada Fund	$63,000	$4,600	$5,300	$2,100
Fidelity Capital Appreciation Fund	$51,000	$4,100	$4,200	$1,900
Fidelity China Region Fund	$75,000	$5,500	$5,300	$2,500
Fidelity Disciplined Equity Fund	$48,000	$4,000	$4,200	$1,800
Fidelity Diversified International Fund	$103,000	$100	$7,400	$1,500
Fidelity Diversified International K6 Fund	$149,000	$100	$7,100	$1,400
Fidelity Emerging Asia Fund	$59,000	$4,900	$5,300	$2,200
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$51,000	$100	$6,200	$1,300
Fidelity Emerging Markets Discovery Fund	$60,000	$4,400	$5,300	$2,000
Fidelity Emerging Markets Fund	$68,000	$5,700	$5,500	$2,600
Fidelity Enduring Opportunities Fund	$—	$—	$—	$—
Fidelity Europe Fund	$70,000	$5,200	$5,300	$2,300
Fidelity Flex International Fund	$54,000	$100	$6,900	$1,400
Fidelity Flex Small Cap Fund	$38,000	$100	$5,300	$1,000
Fidelity Focused Stock Fund	$34,000	$2,800	$3,300	$1,300
Fidelity Global Commodity Stock Fund	$48,000	$3,300	$2,900	$1,500
Fidelity Global Equity Income Fund	$47,000	$100	$6,000	$1,200
Fidelity Infrastructure Fund	$—	$—	$—	$—
Fidelity International Capital Appreciation Fund	$64,000	$100	$7,100	$1,400
Fidelity International Capital Appreciation K6 Fund	$69,000	$100	$7,300	$1,400
Fidelity International Discovery Fund	$79,000	$5,700	$5,500	$2,600
Fidelity International Discovery K6 Fund	$43,000	$—	$6,900	$300
Fidelity International Growth Fund	$55,000	$4,600	$5,300	$2,100
Fidelity International High Dividend ETF	$18,000	$—	$2,500	$300
Fidelity International Small Cap Fund	$59,000	$100	$7,100	$1,500
Fidelity International Small Cap Opportunities Fund	$52,000	$100	$6,000	$1,400
Fidelity International Value Factor ETF	$18,000	$—	$2,500	$300
Fidelity International Value Fund	$51,000	$100	$6,000	$1,300
Fidelity Japan Fund	$69,000	$5,000	$5,300	$2,300
Fidelity Japan Smaller Companies Fund	$50,000	$4,200	$5,300	$1,900
Fidelity Latin America Fund	$68,000	$5,000	$5,300	$2,300
Fidelity Nordic Fund	$50,000	$4,200	$6,100	$1,900
Fidelity Overseas Fund	$63,000	$5,200	$5,500	$2,300
Fidelity Pacific Basin Fund	$61,000	$5,000	$5,500	$2,300
Fidelity SAI International SMA Completion Fund	$43,000	$—	$7,100	$500

Fidelity Series Canada Fund	$50,000	$4,100	$5,300	$1,800
Fidelity Series Emerging Markets Fund	$68,000	$100	$7,100	$1,200
Fidelity Series Emerging Markets Opportunities Fund	$46,000	$100	$7,400	$1,200
Fidelity Series International Growth Fund	$45,000	$3,800	$5,300	$1,700
Fidelity Series International Index Fund	$60,000	$100	$6,200	$1,500
Fidelity Series International Small Cap Fund	$45,000	$100	$6,000	$1,200
Fidelity Series International Value Fund	$44,000	$100	$6,000	$1,200
Fidelity Series Overseas Fund	$41,000	$—	$6,000	$300
Fidelity Stock Selector Small Cap Fund	$45,000	$100	$5,000	$1,200
Fidelity Targeted Emerging Markets Factor ETF	$15,000	$—	$2,500	$300
Fidelity Targeted International Factor ETF	$15,000	$—	$2,500	$300
Fidelity Total Emerging Markets Fund	$67,000	$4,900	$4,400	$2,200
Fidelity Total International Equity Fund	$56,000	$100	$6,900	$1,500
Fidelity Value Fund	$59,000	$4,900	$7,000	$2,200
Fidelity Worldwide Fund	$52,000	$100	$6,300	$1,300
Fidelity ZERO Extended Market Index Fund	$64,000	$100	$4,800	$1,600
Fidelity ZERO International Index Fund	$55,000	$100	$6,000	$1,400
Fidelity ZERO Large Cap Index Fund	$45,000	$100	$4,800	$1,100
Fidelity ZERO Total Market Index Fund	$41,000	$100	$4,800	$1,000

October 31, 2018A,H,I,J,K,L	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Diversified International Fund	$58,000	$5,200	$6,300	$2,600
Fidelity Advisor Emerging Asia Fund	$65,000	$5,700	$5,200	$2,800
Fidelity Advisor Emerging Markets Fund	$46,000	$100	$7,100	$1,400
Fidelity Advisor Floating Rate High Income Fund	$82,000	$200	$6,300	$2,700
Fidelity Advisor Global Capital Appreciation Fund	$57,000	$5,000	$5,200	$2,500
Fidelity Advisor Global Equity Income Fund	$48,000	$4,300	$5,200	$2,100
Fidelity Advisor High Income Advantage Fund	$69,000	$100	$6,400	$1,900
Fidelity Advisor International Capital Appreciation Fund	$55,000	$100	$7,100	$1,600
Fidelity Advisor Overseas Fund	$66,000	$5,800	$5,400	$2,900
Fidelity Advisor Value Fund	$47,000	$100	$6,400	$1,300
Fidelity Advisor Value Leaders Fund	$43,000	$3,900	$4,400	$1,900
Fidelity Canada Fund	$58,000	$5,200	$5,200	$2,600
Fidelity Capital Appreciation Fund	$53,000	$4,600	$3,300	$2,200
Fidelity China Region Fund	$69,000	$6,000	$5,200	$3,000
Fidelity Disciplined Equity Fund	$53,000	$4,600	$3,300	$2,300
Fidelity Diversified International Fund	$81,000	$100	$7,400	$1,900
Fidelity Diversified International K6 Fund	$55,000	$100	$7,100	$1,500
Fidelity Emerging Asia Fund	$62,000	$5,500	$5,200	$2,700
Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	$52,000	$100	$6,200	$1,500
Fidelity Emerging Markets Discovery Fund	$54,000	$4,800	$5,200	$2,400
Fidelity Emerging Markets Fund	$72,000	$6,300	$5,400	$3,100
Fidelity Enduring Opportunities Fund	$—	$—	$—	$—
Fidelity Europe Fund	$64,000	$5,700	$5,200	$2,800
Fidelity Flex International Fund	$55,000	$100	$7,100	$1,600
Fidelity Flex Small Cap Fund	$39,000	$100	$5,200	$1,100
Fidelity Focused Stock Fund	$35,000	$3,100	$3,300	$1,500
Fidelity Global Commodity Stock Fund	$41,000	$3,600	$2,600	$1,800
Fidelity Global Equity Income Fund	$48,000	$100	$6,300	$1,400
Fidelity Infrastructure Fund	$—	$—	$—	$—
Fidelity International Capital Appreciation Fund	$54,000	$100	$7,100	$1,600
Fidelity International Capital Appreciation K6 Fund	$54,000	$100	$7,100	$1,500
Fidelity International Discovery Fund	$73,000	$6,300	$5,400	$3,100
Fidelity International Discovery K6 Fund	$—	$—	$—	$—
Fidelity International Growth Fund	$57,000	$5,000	$5,200	$2,500
Fidelity International High Dividend ETF	$15,000	$—	$2,500	$—
Fidelity International Small Cap Fund	$59,000	$100	$7,100	$1,700
Fidelity International Small Cap Opportunities Fund	$53,000	$100	$6,000	$1,500
Fidelity International Value Factor ETF	$15,000	$—	$2,500	$—

Fidelity International Value Fund	$51,000	$100	$6,000	$1,500
Fidelity Japan Fund	$63,000	$5,500	$5,200	$2,700
Fidelity Japan Smaller Companies Fund	$52,000	$4,600	$5,200	$2,300
Fidelity Latin America Fund	$62,000	$5,500	$5,200	$2,700
Fidelity Nordic Fund	$51,000	$4,600	$5,200	$2,300
Fidelity Overseas Fund	$65,000	$5,700	$5,400	$2,800
Fidelity Pacific Basin Fund	$63,000	$5,500	$5,400	$2,700
Fidelity SAI International SMA Completion Fund	$—	$—	$—	$—
Fidelity Series Canada Fund	$44,000	$4,000	$5,200	$2,000
Fidelity Series Emerging Markets Fund	$33,000	$—	$7,100	$200
Fidelity Series Emerging Markets Opportunities Fund	$47,000	$100	$7,400	$1,400
Fidelity Series International Growth Fund	$46,000	$4,200	$5,200	$2,100
Fidelity Series International Index Fund	$52,000	$—	$6,000	$300
Fidelity Series International Small Cap Fund	$46,000	$100	$6,000	$1,300
Fidelity Series International Value Fund	$45,000	$100	$6,000	$1,300
Fidelity Series Overseas Fund	$—	$—	$—	$—
Fidelity Stock Selector Small Cap Fund	$47,000	$100	$5,000	$1,300
Fidelity Targeted Emerging Markets Factor ETF	$—	$—	$—	$—
Fidelity Targeted International Factor ETF	$—	$—	$—	$—
Fidelity Total Emerging Markets Fund	$61,000	$5,300	$4,400	$2,600
Fidelity Total International Equity Fund	$67,000	$100	$6,900	$1,700
Fidelity Value Fund	$61,000	$5,300	$4,400	$2,600
Fidelity Worldwide Fund	$52,000	$100	$6,400	$1,500
Fidelity ZERO Extended Market Index Fund	$56,000	$—	$4,800	$100
Fidelity ZERO International Index Fund	$47,000	$—	$6,000	$200
Fidelity ZERO Large Cap Index Fund	$39,000	$—	$4,800	$100
Fidelity ZERO Total Market Index Fund	$35,000	$—	$4,800	$200

November 30, 2019A,M	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Dividend Growth Fund	$52,000	$4,100	$4,400	$1,800
Fidelity Advisor Equity Growth Fund	$49,000	$100	$6,300	$1,200
Fidelity Advisor Equity Income Fund	$46,000	$100	$7,200	$1,200
Fidelity Advisor Equity Value Fund	$44,000	$100	$6,600	$1,100
Fidelity Advisor Growth & Income Fund	$45,000	$100	$5,500	$1,100
Fidelity Advisor Growth Opportunities Fund	$53,000	$100	$6,200	$1,300
Fidelity Advisor Large Cap Fund	$46,000	$100	$5,200	$1,100
Fidelity Advisor Series Equity Growth Fund	$31,000	$2,500	$2,900	$1,100
Fidelity Advisor Series Growth Opportunities Fund	$50,000	$100	$6,300	$1,200
Fidelity Advisor Series Small Cap Fund	$41,000	$3,300	$3,500	$1,500
Fidelity Advisor Small Cap Fund	$43,000	$3,500	$3,500	$1,500
Fidelity Advisor Stock Selector Mid Cap Fund	$45,000	$100	$5,300	$1,100
Fidelity Advisor Value Strategies Fund	$45,000	$100	$7,300	$1,200
Fidelity Convertible Securities Fund	$65,000	$4,700	$3,500	$2,100
Fidelity Equity Dividend Income Fund	$56,000	$4,600	$6,200	$2,000
Fidelity Flex Mid Cap Growth Fund	$45,000	$3,400	$3,200	$1,500
Fidelity Growth Company Fund	$81,000	$100	$6,200	$1,700
Fidelity Growth Company K6 Fund	$61,000	$—	$6,000	$500
Fidelity Growth Strategies Fund	$56,000	$3,800	$3,300	$1,700
Fidelity Growth Strategies K6 Fund	$49,000	$3,400	$3,200	$1,500
Fidelity Independence Fund	$55,000	$4,400	$3,500	$2,000
Fidelity Nasdaq Composite Index Fund	$65,000	$100	$7,000	$1,600
Fidelity Nasdaq Composite Index Tracking Stock	$54,000	$4,400	$5,900	$2,000
Fidelity New Millennium Fund	$61,000	$4,900	$101,700	$2,200
Fidelity Real Estate High Income Fund	$172,000	$13,300	$6,700	$6,000
Fidelity Series Growth Company Fund	$67,000	$100	$6,200	$1,600

November 30, 2018A,M	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Fidelity Advisor Dividend Growth Fund	$54,000		$4,600		$3,300		$2,300
Fidelity Advisor Equity Growth Fund	$50,000		$100		$6,300		$1,400
Fidelity Advisor Equity Income Fund	$47,000		$100		$7,500		$1,400
Fidelity Advisor Equity Value Fund	$45,000		$100		$6,600		$1,300
Fidelity Advisor Growth & Income Fund	$46,000		$100		$5,300		$1,300
Fidelity Advisor Growth Opportunities Fund	$54,000		$100		$6,100		$1,600
Fidelity Advisor Large Cap Fund	$48,000		$100		$5,000		$1,300
Fidelity Advisor Series Equity Growth Fund	$31,000		$2,700		$2,600		$1,300
Fidelity Advisor Series Growth Opportunities Fund	$51,000		$100		$6,100		$1,500
Fidelity Advisor Series Small Cap Fund	$42,000		$3,600		$3,300		$1,800
Fidelity Advisor Small Cap Fund	$44,000		$3,800		$3,300		$1,900
Fidelity Advisor Stock Selector Mid Cap Fund	$46,000		$100		$5,100		$1,300
Fidelity Advisor Value Strategies Fund	$46,000		$100		$7,100		$1,400
Fidelity Convertible Securities Fund	$61,000		$5,400		$3,300		$2,700
Fidelity Equity Dividend Income Fund	$58,000		$5,000		$4,400		$2,500
Fidelity Flex Mid Cap Growth Fund	$38,000		$3,200		$2,600		$1,600
Fidelity Growth Company Fund	$108,000		$100		$19,000		$2,300
Fidelity Growth Company K6 Fund	$—		$—		$—		$—
Fidelity Growth Strategies Fund	$49,000		$4,200		$8,200		$2,100
Fidelity Growth Strategies K6 Fund	$38,000		$3,200		$4,000		$1,600
Fidelity Independence Fund	$58,000		$4,900		$3,300		$2,500
Fidelity Nasdaq Composite Index Fund	$67,000		$100		$6,400		$1,900
Fidelity Nasdaq Composite Index Tracking Stock	$52,000		$4,600		$5,400		$2,200
Fidelity New Millennium Fund	$64,000		$5,500		$3,800		$2,700
Fidelity Real Estate High Income Fund	$295,000		$23,000		$5,700		$11,400
Fidelity Series Growth Company Fund	$70,000		$100		$19,000		$1,900

December 31, 2019A	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Fidelity Advisor Mid Cap II Fund	$42,000		$100		$5,400		$1,000
Fidelity Advisor New Insights Fund	$77,000		$6,300		$104,100		$2,700
Fidelity Contrafund	$203,000		$7,400		$15,500		$3,200
Fidelity Contrafund K6	$134,000		$5,900		$5,200		$2,500
Fidelity Flex Opportunistic Insights Fund	$58,000		$4,800		$4,400		$2,100
Fidelity New Markets Income Fund	$93,000		$6,500		$7,900		$2,800
Fidelity Series Emerging Markets Debt Fund	$57,000		$4,600		$3,300		$2,000
Fidelity Series Opportunistic Insights Fund	$78,000		$5,900		$4,400		$2,100
Fidelity Trend Fund	$56,000		$4,700		$5,200		$2,000

December 31, 2018A	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Fidelity Advisor Mid Cap II Fund	$43,000		$100		$4,800		$1,200
Fidelity Advisor New Insights Fund	$81,000		$6,900		$66,800		$3,400
Fidelity Contrafund	$179,000		$11,900		$17,700		$6,000
Fidelity Contrafund K6	$66,000		$5,600		$5,700		$2,800
Fidelity Flex Opportunistic Insights Fund	$52,000		$4,500		$5,000		$2,200
Fidelity New Markets Income Fund	$81,000		$6,800		$3,300		$3,400
Fidelity Series Emerging Markets Debt Fund	$59,000		$5,000		$3,300		$2,500
Fidelity Series Opportunistic Insights Fund	$76,000		$4,300		$4,400		$2,200
Fidelity Trend Fund	$58,000		$5,000		$4,600		$2,500

January 31, 2020	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
Fidelity Equity-Income Fund	$ [	]	$ [	]	$ [	]	$ [	]
Fidelity Equity-Income K6 Fund	$ [	]	$ [	]	$ [	]	$ [	]
Fidelity Flex Mid Cap Value Fund	$ [	]	$ [	]	$ [	]	$ [	]

Fidelity Mid Cap Value Fund	$	[	]	$	[	]	$	[	]	$	[	]
Fidelity Mid Cap Value K6 Fund	$	[	]	$	[	]	$	[	]	$	[	]
Fidelity Series All-Sector Equity Fund	$	[	]	$	[	]	$	[	]	$	[	]
Fidelity Series Stock Selector Large Cap Value Fund	$	[	]	$	[	]	$	[	]	$	[	]
Fidelity Series Value Discovery Fund	$	[	]	$	[	]	$	[	]	$	[	]
Fidelity Stock Selector Large Cap Value Fund	$	[	]	$	[	]	$	[	]	$	[	]
Fidelity Telecom and Utilities Fund	$	[	]	$	[	]	$	[	]	$	[	]

January 31, 2019A	Audit Fees			Audit-Related Fees			Tax Fees			All Other Fees
Fidelity Equity-Income Fund		$64,000			$5,700			$4,500			$2,800
Fidelity Equity-Income K6 Fund	$	[	]	$	[	]	$	[	]	$	[	]
Fidelity Flex Mid Cap Value Fund		$37,000			$100			$5,200			$1,000
Fidelity Mid Cap Value Fund		$49,000			$4,300			$5,700			$2,100
Fidelity Mid Cap Value K6 Fund		$50,000			$100			$5,200			$1,000
Fidelity Series All-Sector Equity Fund		$44,000			$100			$5,100			$1,300
Fidelity Series Stock Selector Large Cap Value Fund		$43,000			$2,500			$2,600			$1,200
Fidelity Series Value Discovery Fund		$53,000			$100			$9,200			$1,400
Fidelity Stock Selector Large Cap Value Fund		$49,000			$4,300			$3,300			$2,100
Fidelity Telecom and Utilities Fund		$43,000			$3,600			$3,300			$1,800

February 29, 2020	Audit Fees			Audit-Related Fees			Tax Fees			All Other Fees
Fidelity 500 Index Fund	$	[	]	$	[	]	$	[	]	$	[	]
Fidelity Extended Market Index Fund	$	[	]	$	[	]	$	[	]	$	[	]
Fidelity Flex 500 Index Fund	$	[	]	$	[	]	$	[	]	$	[	]
Fidelity International Index Fund	$	[	]	$	[	]	$	[	]	$	[	]
Fidelity Series Total Market Index Fund	$	[	]	$	[	]	$	[	]	$	[	]
Fidelity Small Cap Enhanced Index Fund	$	[	]	$	[	]	$	[	]	$	[	]
Fidelity Total Market Index Fund	$	[	]	$	[	]	$	[	]	$	[	]
Select Air Transportation Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Automotive Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Banking Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Biotechnology Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Brokerage and Investment Management Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Chemicals Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Communication Services Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Communications Equipment Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Computers Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Construction and Housing Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Consumer Discretionary Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Consumer Finance Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Consumer Staples Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Defense and Aerospace Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Energy Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Energy Service Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Environment and Alternative Energy Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Financial Services Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Gold Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Health Care Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Health Care Services Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Industrials Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Insurance Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select IT Services Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Leisure Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Materials Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Medical Technology and Devices Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Natural Gas Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Natural Resources Portfolio	$	[	]	$	[	]	$	[	]	$	[	]

Select Pharmaceuticals Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Retailing Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Semiconductors Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Software and IT Services Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Technology Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Telecommunications Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Transportation Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Utilities Portfolio	$	[	]	$	[	]	$	[	]	$	[	]
Select Wireless Portfolio	$	[	]	$	[	]	$	[	]	$	[	]

February 28, 2019A	Audit Fees			Audit-Related Fees			Tax Fees			All Other Fees
Fidelity 500 Index Fund		$70,000			$6,000			$5,200			$2,900
Fidelity Extended Market Index Fund		$67,000			$6,100			$30,500			$3,000
Fidelity Flex 500 Index Fund		$46,000			$100			$6,200			$1,200
Fidelity International Index Fund		$72,000			$6,400			$7,400			$3,100
Fidelity Series Total Market Index Fund		$—			$—			$—			$—
Fidelity Small Cap Enhanced Index Fund		$45,000			$3,500			$3,500			$1,700
Fidelity Total Market Index Fund		$72,000			$6,600			$17,300			$3,200
Select Air Transportation Portfolio		$34,000			$2,800			$2,600			$1,400
Select Automotive Portfolio		$34,000			$2,800			$2,600			$1,400
Select Banking Portfolio		$34,000			$2,800			$3,700			$1,400
Select Biotechnology Portfolio		$65,000			$5,300			$32,800			$2,600
Select Brokerage and Investment Management Portfolio		$34,000			$2,800			$3,400			$1,400
Select Chemicals Portfolio		$33,000			$2,800			$2,800			$1,400
Select Communication Services Portfolio		$41,000			$2,900			$2,600			$1,400
Select Communications Equipment Portfolio		$34,000			$2,800			$2,600			$1,400
Select Computers Portfolio		$34,000			$2,900			$3,500			$1,400
Select Construction and Housing Portfolio		$33,000			$2,800			$2,600			$1,300
Select Consumer Discretionary Portfolio		$36,000			$2,800			$2,600			$1,400
Select Consumer Finance Portfolio		$35,000			$2,800			$2,600			$1,400
Select Consumer Staples Portfolio		$43,000			$3,200			$2,600			$1,500
Select Defense and Aerospace Portfolio		$34,000			$2,800			$2,600			$1,400
Select Energy Portfolio		$37,000			$2,900			$3,000			$1,400
Select Energy Service Portfolio		$34,000			$2,900			$3,000			$1,400
Select Environment and Alternative Energy Portfolio		$33,000			$2,800			$2,600			$1,400
Select Financial Services Portfolio		$37,000			$2,900			$2,600			$1,400
Select Gold Portfolio		$59,000			$4,900			$6,900			$2,400
Select Health Care Portfolio		$40,000			$3,100			$2,600			$1,500
Select Health Care Services Portfolio		$34,000			$2,800			$2,600			$1,400
Select Industrials Portfolio		$38,000			$2,800			$2,600			$1,400
Select Insurance Portfolio		$34,000			$2,800			$3,700			$1,400
Select IT Services Portfolio		$34,000			$2,800			$2,600			$1,400
Select Leisure Portfolio		$34,000			$2,800			$2,800			$1,400
Select Materials Portfolio		$44,000			$3,200			$2,600			$1,500
Select Medical Technology and Devices Portfolio		$34,000			$2,800			$2,600			$1,400
Select Natural Gas Portfolio		$33,000			$2,800			$2,800			$1,400
Select Natural Resources Portfolio		$33,000			$2,700			$2,800			$1,300
Select Pharmaceuticals Portfolio		$33,000			$2,800			$2,600			$1,400
Select Retailing Portfolio		$34,000			$2,800			$2,600			$1,400
Select Semiconductors Portfolio		$34,000			$2,800			$3,500			$1,400
Select Software and IT Services Portfolio		$33,000			$2,800			$2,600			$1,300
Select Technology Portfolio		$40,000			$3,100			$2,600			$1,500
Select Telecommunications Portfolio		$43,000			$3,100			$2,600			$1,500
Select Transportation Portfolio		$34,000			$2,800			$2,600			$1,400
Select Utilities Portfolio		$36,000			$2,800			$2,600			$1,400
Select Wireless Portfolio		$33,000			$2,700			$2,600			$1,300

A	Amounts may reflect rounding.
B	Fidelity Founders Fund commenced operations on February 14, 2019.
C	Fidelity Large Cap Stock K6 Fund and Fidelity Small Cap Stock K6 Fund commenced operations on May 25, 2017.
D	Fidelity OTC K6 Portfolio commenced operations on June 13, 2019.
E	Fidelity Small-Mid Factor ETF commenced operations on February 26, 2019.
F	Fidelity Balanced K6 Fund commenced operations on June 14, 2019 and Fidelity Puritan K6 Fund commenced operations on June 14, 2019.
G	Fidelity High Yield Factor ETF commenced operations on June 12, 2018.
H

Fidelity SAI International SMA Completion Fund commenced operations on April 11, 2019, Fidelity International Discovery K6 Fund commenced operations on June 13, 2019 and Fidelity Series Overseas Fund commenced operations on June 21, 2019.

I	Fidelity Targeted Emerging Markets Factor ETF and Fidelity Targeted International Factor ETF commenced operations on February 26, 2019.
J	Fidelity Series Emerging Markets Fund commenced operations on August 29, 2018.
K

Fidelity Series International Index Fund commenced operations on August 17, 2018, Fidelity ZERO International Index Fund and Fidelity ZERO Total Market Index Fund commenced operations on August 2, 2018 and Fidelity ZERO Extended Market Index Fund and Fidelity ZERO Large Cap Index Fund commenced operations on September 13, 2018.

L	Fidelity International High Dividend ETF and Fidelity International Value Factor ETF commenced operations on January 16, 2018.
M	Fidelity Growth Company K6 Fund commenced operations on June 13, 2019.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX M

Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in the table below.

March 31, 2019A	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$7,775,000	$15,000	$—

March 31, 2018A	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$7,745,000	$15,000	$—

April 30, 2019A	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$290,000	$5,000	$—
PwCB	$7,775,000	$15,000	$—

April 30, 2018A	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte EntitiesC	$5,000	$5,000	$—
PwCB	$7,745,000	$15,000	$—

June 30, 2019A	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$7,775,000	$10,000	$—

June 30, 2018A	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$7,745,000	$20,000	$—

July 31, 2019A	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte EntitiesD	$290,000	$—	$—
PwCE	$7,775,000	$10,000	$—

July 31, 2018A	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte EntitiesD	$5,000	$5,000	$—
PwCE	$7,745,000	$20,000	$—

August 31, 2019A	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$290,000	$—	$—
PwCF	$7,775,000	$10,000	$—

August 31, 2018A	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$5,000	$5,000	$—
PwCF	$7,745,000	$20,000	$—

September 30, 2019A	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$290,000	$—	$—

September 30, 2018A	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$5,000	$5,000	$—

October 31, 2019A	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte EntitiesG	$290,000	$5,000	$—
PwC	$7,890,000	$10,000	$—

October 31, 2018A	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte EntitiesG,H,I	$5,000	$5,000	$—
PwC	$7,745,000	$20,000	$—

November 30, 2019A	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$290,000	$5,000	$—
PwC	$7,890,000	$10,000	$—

November 30, 2018A	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$5,000	$5,000	$—
PwC	$7,745,000	$20,000	$—

December 31, 2019A	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$290,000	$5,000	$—
PwC	$7,705,000	$10,000	$—

December 31, 2018A	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$5,000	$5,000	$—
PwC	$7,930,00	$20,000	$—

January 31, 2020	Audit-Related Fees			Tax Fees			All Other Fees
Deloitte Entities	$	[	]	$	[	]	$	[	]
PwC	$	[	]	$	[	]	$	[	]

January 31, 2019A	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$290,000	$5,000	$—
PwC	$7,930,000	$20,000	$—

February 29, 2020	Audit-Related Fees			Tax Fees			All Other Fees
Deloitte Entities	$	[	]	$	[	]	$	[	]
PwC	$	[	]	$	[	]	$	[	]

February 28, 2019A	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$290,000	$5,000	$—
PwC	$7,930,000	$15,000	$—

A	Amounts may reflect rounding.
B	May include amounts billed prior to the Fidelity Large Cap Stock K6 Fund and Fidelity Small Cap Stock K6 Fund’s commencement of operations.
C	May include amounts billed prior to the Fidelity Founders Fund’s commencement of operations.
D	May include amounts billed prior to the Fidelity Small-Mid Factor ETF’s commencement of operations.
E	May include amounts billed prior to the Fidelity OTC K6 Portfolio’s commencement of operations.
F	May include amounts billed prior to the Fidelity Balanced K6 Fund and Fidelity Puritan K6 Funds’ commencement of operations.
G	May include amounts billed prior to the Fidelity Targeted Emerging Markets Factor ETF and Fidelity Targeted International Factor ETFs’ commencement of operations.
H	May include amounts billed prior to the Fidelity International High Dividend ETF and Fidelity International Value Factor ETFs’ commencement of operations.
I

May include amounts billed prior to the Fidelity Series International Index Fund, Fidelity ZERO International Index Fund, Fidelity ZERO Total Market Index Fund, Fidelity ZERO Extended Market Index Fund and Fidelity ZERO Large Cap Index Funds’ commencement of operations.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX N

Aggregate non-audit fees billed by PwC or Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds are shown below.

Trust/Firm	Fiscal Year End	Aggregate Non-Audit FeesA
Fidelity Advisor Series I
PwC	July 31, 2019	$12,265,000
PwC	July 31, 2018	$10,910,000
Deloitte Entities	August 31, 2019	$710,000
Deloitte Entities	August 31, 2018	$360,000
Deloitte Entities	October 31, 2019	$600,000
Deloitte Entities	October 31, 2018	$505,000
Deloitte Entities	November 30, 2019	$640,000
Deloitte Entities	November 30, 2018	$550,000
PwC	November 30, 2019	$12,575,000
PwC	November 30, 2018	$10,975,000
Deloitte Entities	December 31, 2019	$580,000
Deloitte Entities	December 31, 2018	$485,000

Fidelity Advisor Series VII
Deloitte Entities	July 31, 2019	$785,000
Deloitte Entities	July 31, 2018	$435,000

Fidelity Advisor Series VIII
Deloitte Entities	October 31, 2019	$590,000
Deloitte Entities	October 31, 2018	$495,000
PwC	October 31, 2019	$12,615,000
PwC	October 31, 2018	$11,015,000

Fidelity Capital Trust
Deloitte Entities	September 30, 2019	$575,000
Deloitte Entities	September 30, 2018	$485,000
Deloitte Entities	October 31, 2019	$590,000
Deloitte Entities	October 31, 2018	$495,000
PwC	October 31, 2019	$12,580,000
PwC	October 31, 2018	$10,980,000

Fidelity Commonwealth Trust
PwC	November 30, 2019	$12,550,000
PwC	November 30, 2018	$10,950,000

Fidelity Commonwealth Trust II
PwC	February 29, 2020	$[ ]
PwC	February 28, 2019	$11,130,000
PwC	August 31, 2019	$12,500,000
PwC	August 31, 2018	$10,950,000

Fidelity Concord Street Trust
Deloitte Entities	February 29, 2020	$[ ]
Deloitte Entities	February 28, 2019	$765,000
PwC	February 29, 2020	$[ ]
PwC	February 28, 2019	$11,220,000
Deloitte Entities	April 30, 2019B	$755,000
Deloitte Entities	April 30, 2018B,C	$395,000
PwC	April 30, 2019B	$10,175,000
PwC	April 30, 2018B,C	$10,910,000
Deloitte Entities	October 31, 2019	$610,000
Deloitte Entities	October 31, 2018D	$505,000
Deloitte Entities	November 30, 2019	$585,000
Deloitte Entities	November 30, 2018	$490,000

Fidelity Contrafund
PwC	December 31, 2019	$12,535,000
PwC	December 31, 2018	$11,275,000

Fidelity Covington Trust
Deloitte Entities	July 31, 2019E	$730,000
Deloitte Entities	July 31, 2018E	$380,000
PwC	July 31, 2019E	$12,270,000
PwC	July 31, 2018E	$10,915,000
PwC	August 31, 2019F	$12,460,000
PwC	August 31, 2018F	$10,905,000
Deloitte Entities	October 31, 2019G	$585,000
Deloitte Entities	October 31, 2018G,H	$485,000

Fidelity Destiny Portfolios
Deloitte Entities	September 30, 2019	$590,000
Deloitte Entities	September 30, 2018	$495,000

Fidelity Devonshire Trust
Deloitte Entities	January 31, 2020	$[ ]
Deloitte Entities	January 31, 2019	$785,000
PwC	January 31, 2020	$[ ]
PwC	January 31, 2019	$11,175,000

Fidelity Financial Trust
PwC	November 30, 2019	$12,575,000
PwC	November 30, 2018	$10,975,000

Fidelity Hastings Street Trust
PwC	June 30, 2019	$12,295,000
PwC	June 30, 2018	$10,945,000
PwC	December 31, 2019	$12,365,000
PwC	December 31, 2018	$11,135,000

Fidelity Investment Trust
Deloitte Entities	October 31, 2019	$600,000
Deloitte Entities	October 31, 2018	$505,000
PwC	October 31, 2019I	$12,665,000
PwC	October 31, 2018I	$11,075,000
PwC	October 31, 2019J	$12,555,000
PwC	October 31, 2018J	$10,955,000
PwC	October 31, 2019K	$12,620,000
PwC	October 31, 2018K,L	$11,025,000

Fidelity Magellan Fund
PwC	March 31, 2019	$10,240,000
PwC	March 31, 2018	$10,985,000

Fidelity Mt. Vernon Street Trust
Deloitte Entities	November 30, 2019	$595,000
Deloitte Entities	November 30, 2018	$520,000
PwC	November 30, 2019	$12,675,000
PwC	November 30, 2018	$10,985,000

Fidelity Puritan Trust
Deloitte Entities	July 31, 2019	$730,000
Deloitte Entities	July 31, 2018	$380,000
PwC	July 31, 2019	$12,320,000

PwC	July 31, 2018	$10,935,000
PwC	August 31, 2019M	$12,630,000
PwC	August 31, 2018M	$11,195,000

Fidelity Securities Fund
Deloitte Entities	July 31, 2019N	$805,000
Deloitte Entities	July 31, 2018N	$450,000
PwC	July 31, 2019N	$12,330,000
PwC	July 31, 2018N	$10,975,000

Fidelity Select Portfolios
PwC	January 31, 2020	$[ ]
PwC	January 31, 2019	$11,135,000
PwC	February 29, 2020	$[ ]
PwC	February 28, 2019	$11,430,000
Deloitte Entities	July 31, 2019	$720,000
Deloitte Entities	July 31, 2018	$370,000

Fidelity Summer Street Trust
Deloitte Entities	April 30, 2019	$720,000
Deloitte Entities	April 30, 2018	$365,000
PwC	April 30, 2019	$10,215,000
PwC	April 30, 2018	$10,965,000
PwC	August 31, 2019	$12,465,000
PwC	August 31, 2018	$10,910,000
Deloitte Entities	September 30, 2019	$580,000
Deloitte Entities	September 30, 2018	$490,000
PwC	December 31, 2019	$12,370,000
PwC	December 31, 2018	$11,140,000

Fidelity Trend Fund
PwC	December 31, 2019	$12,365,000
PwC	December 31, 2018	$11,135,000

A	Amounts may reflect rounding.
B	May include amounts billed prior to the Fidelity Founders Fund’s commencement of operations.
C	May include amounts billed prior to the Fidelity Large Cap Stock K6 Fund and Fidelity Small Cap Stock K6 Fund’s commencement of operations.
D

May include amounts billed prior to the Fidelity Series International Index Fund, Fidelity ZERO International Index Fund, Fidelity ZERO Total Market Index Fund, Fidelity ZERO Extended Market Index Fund and Fidelity ZERO Large Cap Index Funds’ commencement of operations.

E	May include amounts billed prior to the Fidelity Small-Mid Factor ETF’s commencement of operations.
F	May include amounts billed prior to the Fidelity High Yield Factor ETF’s commencement of operations.
G	May include amounts billed prior to the Fidelity Targeted Emerging Markets Factor ETF and Fidelity Targeted International Factor ETFs’ commencement of operations.
H	May include amounts billed prior to the Fidelity International High Dividend ETF and Fidelity International Value Factor ETFs’ commencement of operations.
I

Reflects amounts billed to the Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund.

J	Reflects amounts billed to the Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund.
K

Reflects amounts billed to the Fidelity International Discovery Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity International Growth Fund, Fidelity Total International Equity Fund, Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund, Fidelity Series Emerging Markets Opportunities Fund, Fidelity Global Commodity Stock Fund, Fidelity Series International Growth Fund, Fidelity Series International Value Fund, Fidelity Series International Small Cap Fund, Fidelity Emerging Markets Discovery Fund, Fidelity Total Emerging Markets Fund, Fidelity Global Equity Income Fund, Fidelity Flex International Fund, Fidelity Diversified International K6 Fund, Fidelity International Capital Appreciation K6 Fund, Fidelity Series Canada Fund, Fidelity Series Emerging Markets Fund, Fidelity SAI International SMA Fund, Fidelity International Discovery K6 Fund, and Fidelity Series Overseas Fund. May include amounts billed prior to the Fidelity SAI International SMA Completion Fund, Fidelity International Discovery K6 Fund, and Fidelity Series Overseas Funds’ commencement of operations.

L	May include amounts billed prior to the Fidelity Series Emerging Markets Fund’s commencement of operations.
M	May include amounts billed prior to the Fidelity Balanced K6 Fund and Fidelity Puritan K6 Funds’ commencement of operations.
N	May include amounts billed prior to the Fidelity OTC K6 Portfolio’s commencement of operations.

Fidelity, Fidelity Advisor, Contrafund, Destiny, Magellan, New Millennium Fund, and Puritan are registered service marks of FMR LLC. ©2020 FMR LLC. All rights reserved.

Fidelity Flex is a service mark of FMR LLC.

Nasdaq®, OMX®, NASDAQ OMX®, Nasdaq Composite®, and The Nasdaq Stock Market®, Inc. are registered trademarks of The NASDAQ OMX Group, Inc. (which with its Affiliates are the Corporations) and are licensed for use by Fidelity. The products have not been passed on by the Corporations as to their legality or suitability. The products are not issued, endorsed or sold by the Corporations. The Corporations make no warranties and bear no liability with respect to shares of the products.

Any third-party marks that may appear above are the marks of their respective owners.

1.9898163.100	EQ-PXS-0320

P.O. BOX 673023 DALLAS, TX 75267-3023

Consolidated SmartCard™

This card represents all of your Fidelity accounts registered to the same Social Security or Tax ID number at the address listed on this card. By voting this card, via mail or internet, you are voting all of your accounts across multiple registrations in the same manner. If you choose to vote the Consolidated card, you do not need to return the individual SmartCard™ ballots enclosed which represent each unique registration.

The undersigned, revoking previous proxies, hereby appoint(s) James C. Curvey, William C. Coffey, and Dennis J. Dirks, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at 245 Summer Street, Boston, MA 02210 as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at 245 Summer Street, Boston, MA 02210, on June 9, 2020 at 8:00 a.m., Eastern Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on this proxy card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

VOTE BY MAIL
Vote, Sign and Mail in the enclosed Business Reply Envelope.
No postage necessary.
VOTE ON THE INTERNET
Log on to: www.proxy-direct.com/fidelity
or
Scan the QR code to your left
Follow the on-screen instructions
Available 24 hours
VOTE BY PHONE
1-800-337-3503
Follow the recorded instructions
Available 24 hours

FID_xxxxx_011620

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposals THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1-4 AND AGAINST PROPOSAL 5-6:

1.	To elect a Board of Trustees.

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Dennis J. Dirks	02. Donald F. Donahue	03. Bettina Doulton	04. Vicki L. Fuller	☐	☐	☐

05. Patricia L. Kampling	06. Alan J. Lacy	07. Ned C. Lautenbach	08. Robert A. Lawrence

09. Joseph Mauriello	10. Cornelia M. Small	11. Garnett A. Smith	12. David M. Thomas

13. Susan Tomasky	14. Michael E. Wiley

INSTRUCTIONS: To withhold authority to vote for any individual Trustee nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) for which you would like to withhold authority on the line provided bellow:

2.	To convert a fundamental investment policy to a non-fundamental investment policy.

To Vote All For ☐	To Vote All Against ☐	To Vote All Abstain ☐

3.	To modify a fundamental investment policy.

To Vote All For ☐	To Vote All Against ☐	To Vote All Abstain ☐

4.	To modify the fund’s fundamental concentration policy.

To Vote All For ☐	To Vote All Against ☐	To Vote All Abstain ☐

5.

A shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity. THE BOARD RECOMMENDS A VOTE AGAINST PROPOSAL 5.

To Vote All For ☐	To Vote All Against ☐	To Vote All Abstain ☐

6.

A shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity. THE BOARD RECOMMENDS A VOTE AGAINST PROPOSAL 6.

To Vote All For ☐	To Vote All Against ☐	To Vote All Abstain ☐

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE

VOTED FOR THE PROPOSALS 1-4 AND AGAINST PROPOSALS 5-6.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

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XXXXXXXXXXXXXX

P.O. BOX 673023 DALLAS, TX 75267-3023	Individual SmartCard™

This card represents all of your Fidelity accounts with the same Social Security or Tax ID number and an exact match of registration. By voting this card you are voting all of your accounts under this registration in the same manner. If you choose to vote each Individual SmartCard™ you do not need to return the Consolidated SmartCard™

The undersigned, revoking previous proxies, hereby appoint(s) James C. Curvey, William C. Coffey, and Dennis J. Dirks, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at 245 Summer Street, Boston, MA 02210, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at 245 Summer Street, Boston, MA 02210, on June 9, 2020 at 8:00 a.m., Eastern Time, and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on this proxy card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

VOTE BY MAIL
Vote, Sign and Mail in the enclosed Business Reply Envelope.
No postage necessary.
VOTE ON THE INTERNET
Log on to: www.proxy-direct.com/fidelity
or
Scan the QR code to your left
Follow the on-screen instructions
Available 24 hours
VOTE BY PHONE
1-800-337-3503
Follow the recorded instructions
Available 24 hours

FID_xxxxx_011620

FUNDS	FUNDS	FUNDS
Fund Name	Fund Name	Fund Name
Fund Name	Fund Name	Fund Name
Fund Name	Fund Name	Fund Name
Fund Name	Fund Name	Fund Name
Fund Name	Fund Name	Fund Name
Fund Name	Fund Name	Fund Name
Fund Name	Fund Name	Fund Name
Fund Name	Fund Name	Fund Name

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS 1-4 AND AGAINST PROPOSALS 5-6.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

	Proposals THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1-4 AND AGAINST PROPOSAL 5-6:

1.	To elect a Board of Trustees.								FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01.	Dennis J. Dirks	02.	Donald F. Donahue	03.	Bettina Doulton	04.	Vicki L. Fuller	☐	☐	☐

	05.	Patricia L. Kampling	06.	Alan J. Lacy	07.	Ned C. Lautenbach	08.	Robert A. Lawrence

	09.	Joseph Mauriello	10.	Cornelia M. Small	11.	Garnett A. Smith	12.	David M. Thomas

	13.	Susan Tomasky	14.	Michael E. Wiley

	INSTRUCTIONS: To withhold authority to vote for any individual Trustee nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) for which you would like to withhold authority on the line provided bellow:

2.	To convert a fundamental investment policy to a non-fundamental investment policy.
To Vote All Funds For ☐ To Vote All Funds Against ☐ To Abstain Votes For All Funds ☐, or vote separately by Funds below

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Name of Applicable Fund	☐	☐	☐	02	Name of Applicable Fund	☐	☐	☐
03	Name of Applicable Fund	☐	☐	☐	04	Name of Applicable Fund	☐	☐	☐
05	Name of Applicable Fund	☐	☐	☐	06	Name of Applicable Fund	☐	☐	☐
07	Name of Applicable Fund	☐	☐	☐	08	Name of Applicable Fund	☐	☐	☐
09	Name of Applicable Fund	☐	☐	☐	10	Name of Applicable Fund	☐	☐	☐
11	Name of Applicable Fund	☐	☐	☐	12	Name of Applicable Fund	☐	☐	☐
13	Name of Applicable Fund	☐	☐	☐	14	Name of Applicable Fund	☐	☐	☐

3.	To modify a fundamental investment policy.

	To Vote For ☐		To Vote Against ☐		To Vote Abstain ☐

4.	To modify the fund’s fundamental concentration policy.

	To Vote For ☐		To Vote Against ☐		To Vote Abstain ☐

5.	A shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity. THE BOARD RECOMMENDS A VOTE AGAINST PROPOSAL 5.

To Vote All Funds For ☐ To Vote All Funds Against ☐ To Abstain Votes For All Funds ☐, or vote separately by Funds below

		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01	Name of Applicable Fund	☐	☐	☐	02 Name of Applicable Fund	☐	☐	☐

03	Name of Applicable Fund	☐	☐	☐	04 Name of Applicable Fund	☐	☐	☐

6.	A shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity. THE BOARD RECOMMENDS A VOTE AGAINST PROPOSAL 6.

To Vote All Funds For ☐ To Vote All Funds Against ☐ To Abstain Votes For All Funds ☐, or vote separately by Funds below

		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01	Name of Applicable Fund	☐	☐	☐	02 Name of Applicable Fund	☐	☐	☐

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

B	Authorized Signatures — This section must be completed for your vote to be counted.—Sign and Date Below

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	FID1 xxxxx	M xxxxxxxx